UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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RITE AID CORPORATION

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2021

RITE AID CORPORATION

Notice of Annual Meeting of Stockholders and Proxy Statement

Don't just get healthy.
Get thriving.

At Rite Aid, our purpose is to help you achieve whole health for life.

RITE AID AT A GLANCE*

$24B	total revenue
450K	prescriptions filled each day, on average, in Rite Aid stores
3.3M	lives managed by Elixir
50,000	associates employed by Rite Aid and its subsidiaries
2,500	retail pharmacy locations
17	states with Rite Aid stores
1M+	customers per day

At Rite Aid (NYSE: RAD), our purpose is to help you achieve whole health for life. We strive to fundamentally change our role in health care by creating a clearly differentiated pharmacy benefit manager (PBM) that improves outcomes through engagement and by transforming Rite Aid into a leading whole health destination that treats mind, body and spirit. Every associate seeks to not only get you healthy, but to get you thriving.

INDUSTRY RECOGNITION

dsn DRUG STORE NEWS	Drug Store News named Rite Aid *"2020 Pharmacy Innovator of the Year"*
Chain Drug Review	Chain Drug Review named our CEO *"Retailer of the Year"* in January 2021

Ranked 7th by Retail Report Card for elimination of toxic chemicals in products in March 2021

TAKING CARE OF OUR COMMUNITIES**

2.5M COVID-19 vaccines	**1.84M** ancillary vaccines	**3.17M** flu vaccines
2.3M COVID-19 tests	**1,300** employer-based rapid COVID-19 tests	**6,400** pharmacists who completed the Integrative Pharmacy Specialist Certification

* *As of February 27, 2021.*

** *For fiscal year 2021 and through April 15, 2021.*

Rite Aid Corporation 30 Hunter Lane Camp Hill, Pennsylvania 17011
LETTER FROM OUR CHAIR AND CHIEF EXECUTIVE OFFICER
DEAR FELLOW STOCKHOLDERS:
As we consider the past year, three words consistently rise to the top: Determination, progress and resilience.
We, and the entire Rite Aid Board of Directors, are immensely proud of the more than 50,000 associates that worked through pandemic-related challenges to keep their communities healthy and thriving. Our collective determination to help customers manage through the pandemic, while also transforming our organization, actually accelerated our work to be a demonstrably different company in just one year. Our associates have shown resilience in every aspect of our business, from pivoting daily on COVID-19 testing and vaccines to positioning new brands and merchandise, and keeping stores, distribution centers, mail order facilities and call centers open, all without missing a beat. This determination has been a differentiator for the organization. And so, in a year like no other, we have made significant progress in creating a whole new Rite Aid and setting the foundation for enhanced stockholder value.
We are also pleased to report on our progress aligned with our purpose. We demonstrated that we can deliver on our core mission of keeping our communities healthy and thriving, and at the same time position ourselves for a successful future. Despite the challenges posed by COVID-19, our teams are clear on what needs to be done in Fiscal Year 2022: win today and in the future by creating real health care value, improving consumer engagement, and transforming our work to improve financial performance.

As we move into the second year of implementing our strategic plan, we are focused on:
•
Accelerating our RxEvolution plan:
Our initiatives are focused on three primary areas: 1) Managing Elixir client costs via seamless member engagement and better health outcomes; 2) Unlocking the value of our pharmacists; and 3) Transforming our retail and digital experience. We begin Fiscal Year 2022 with a newly branded and integrated pharmacy benefit manager (PBM) poised to expand its large and growing addressable market, a new retail brand, enhanced store footprint and merchandise assortment, more than 6,400 pharmacists who are whole health advisors serving their communities, and an incredible and energized team. More than ever, we are able to deliver on growth opportunities in retail and pharmacy service segments.

•
Defining Rite Aid as a health care company:
The pandemic validates our conviction that pharmacists are indeed the last mile connectors between the health care system and consumers. Although many may think of Rite Aid as a retailer, we are at our core a health care company, serving more than a million customers every day through our more than 2,500 retail stores, our pharmacy services call center, our mail order and specialty pharmacies, and through clinical and analytical services powered by our subsidiary, Health Dialog. Our personal connection to our customers through our trusted pharmacists is an important part of the future of health care in America. We are committed to fundamentally changing our role in health care and becoming the industry leader in whole health.

LETTER FROM OUR CHAIR AND CHIEF EXECUTIVE OFFICER
•
Becoming a more efficient operator:
In Fiscal Year 2021, we extended all but $91 million of our calendar 2023 bond maturities to calendar 2025 and 2026, and ended the year with $1.7 billion in liquidity, which gives us ample flexibility to execute our strategic initiatives. As we executed our strategic plan, we increased revenues in both the retail pharmacy and pharmacy services segment, and grew market share1 in both retail and pharmacy in a highly competitive environment. Additionally, the Company implemented LEAN initiatives both to reduce working capital tied to inventory and improve our retail pharmacists’ productivity. We also reduced back office costs through consolidating administrative functions in our retail and pharmacy services lines of business into a more efficient structure.

•
Enhancing our ESG practices:
We continue to make progress in our ESG efforts, including fleet fuel reduction, decreased energy usage, and our continued progress in eliminating chemicals of concern. In addition, we performed an enterprise climate risk assessment, responded to CDP’s climate change questionnaire, and invested in our associates through numerous program enhancements to keep them engaged. We are proud of the racial, ethnic, and gender diversity of our Board of Directors (88% of whom are racially diverse or female) and our executive leadership team (50% of whom are racially diverse or female), and are expanding our Diversity, Equity and Inclusion efforts in Fiscal Year 2022.

On behalf of the Board of Directors, we would like to invite you to attend our virtual 2021 Annual Meeting of Stockholders, where we plan to share with you the progress we are making toward our vision and strategy for the Company.
Instructions for joining the meeting are contained in the section of the Proxy Statement titled “Information About the Annual Meeting and Voting.”
We look forward to continuing our work with the outstanding Rite Aid team to support the needs of our customers and drive growth, improved performance, and stockholder value. Thank you for your investment in Rite Aid.
Sincerely,	Sincerely,

BRUCE G. BODAKEN Chair of the Board	HEYWARD DONIGAN President, Chief Executive Officer and Director
May 20, 2021
Refer to the section titled “Cautionary Statement Regarding Forward-Looking Statements” for a discussion of risks and uncertainties that could cause actual results to differ materially from those projected.

1
Growth in market share was measured by IRI, a leading provider of market data and analytics, in areas where Rite Aid operates and excludes tobacco, cigarettes, greeting cards, and online sales.

Rite Aid Corporation 30 Hunter Lane Camp Hill, Pennsylvania 17011
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
WHEN	VIRTUAL MEETING	RECORD DATE
July 7, 2021 11:30 a.m., Eastern Daylight Time	www.virtualshareholdermeeting.com/RAD2021	Close of business on May 10, 2021
AGENDA
Proposal		Board Recommendation
1	Election of nine directors to hold office until the 2022 Annual Meeting of Stockholders	FOR all nominees
2	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm	FOR
3	Advisory vote to approve the compensation of our named executive officers	FOR
4	Approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan	FOR
In addition, we will transact any business properly presented at the meeting, including any adjournment or postponement by or at the direction of the Board of Directors. For information regarding how to access the list of stockholders entitled to vote at the meeting, see “Information About the Annual Meeting and Voting—Is there a list of stockholders entitled to vote at the Annual Meeting?” in the Proxy Statement.
VOTING
Have your proxy card or voting instruction form in hand, with your individual control number, and follow the instructions.
PHONE	INTERNET	MOBILE DEVICE	MAIL	VIRTUAL MEETING
Call 1-800-690-6903 (toll-free), 24/7	Visit www.proxyvote.com, 24/7	Scan the QR code	Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope	During the virtual meeting, go to www.virtualshareholder meeting.com/RAD2021
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 7, 2021

Your vote is important. Please read the Proxy Statement carefully and submit your vote as soon as possible. The Notice of Availability is being mailed and the proxy materials made available on or about May 20, 2021. The proxy statement and annual report, as well as the Company’s proxy card, are available at www.proxyvote.com.

1	PROXY STATEMENT SUMMARY
1	Business Strategy and Performance in FY 2021
4	Stockholder Engagement Efforts
5	Board of Directors
6	Board and Governance Highlights
7	Executive Compensation Overview
8	Human Capital Management Efforts
8	Diversity, Equity and Inclusion Efforts
9	Environmental, Social & Governance Efforts
11	PROPOSAL 1—ELECTION OF DIRECTORS
13	Director Nominees
18	CORPORATE GOVERNANCE AND BOARD MATTERS
18	Board Leadership Structure
18	Director Independence
19	Corporate Governance Practices
19	Board Oversight of Risk Management
21	Committees of the Board of Directors
22	Audit Committee
23	Compensation Committee
23	Compensation Committee Interlocks and Insider Participation
24	Nominating and Governance Committee
24	Executive Committee
24	Board Meeting Attendance
25	Director Nominations
25	Executive Sessions of Non-Management Directors
26	Communications with the Board of Directors
26	Environmental, Social & Governance Matters
27	Opioids and Our Communities
28	Corporate Governance Materials
28	Certain Relationships and Related Transactions
30	Directors’ Compensation
32	PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
32	Auditor Fees
32	Audit Committee Report
34	PROPOSAL 3—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
35	EXECUTIVE COMPENSATION
35	Compensation Discussion and Analysis
63	Compensation Committee Report
Executive Compensation Tables
64	Summary Compensation Table
66	Grants of Plan-Based Awards
67	Executive Employment Agreements
69	Outstanding Equity Awards at Fiscal Year-End
70	Option Exercises and Stock Vested
70	Pension; Nonqualified Deferred Compensation
70	Potential Payments Upon Termination or Change in Control
77	Pay Ratio Disclosure
78	PROPOSAL 4—APPROVAL OF THE RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN
90	Security Ownership of Certain Beneficial Owners and Management
92	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
92	Questions and Answers
99	Important Notice Regarding Delivery of Stockholder Documents
100	OTHER INFORMATION
100	Stockholder Proposals for the 2022 Annual Meeting
101	Incorporation by Reference
102	Other Matters
102	Annual Report
103	Cautionary Statement Regarding Forward-Looking Statements
A-1	APPENDIX A—NON-GAAP FINANCIAL MEASURES
B-1	APPENDIX B—RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN

PROXY STATEMENT SUMMARY
This Proxy Statement Summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, so please read the entire Proxy Statement carefully before voting. References to “Rite Aid,” “Rite Aid Corporation,” the “Company,” “we,” “us,” or “our” in this proxy statement and the accompanying notice and letters to stockholders refer to Rite Aid Corporation and/or its affiliates. Rite Aid Corporation, a Delaware corporation, owns multiple subsidiary companies which operate Rite Aid stores and pharmacies and other affiliated companies. The term “affiliates” means direct and indirect subsidiaries of Rite Aid Corporation and partnerships and joint ventures in which such subsidiaries are partners. References herein to “associates” refer to employees of our affiliates.
This proxy statement is being furnished to you by the Board of Directors (the “Board” or “Board of Directors”) of Rite Aid Corporation to solicit your proxy to vote your shares at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on July 7, 2021 at 11:30 a.m., Eastern Daylight Time, by live audio webcast at www.virtualshareholdermeeting.com/RAD2021.
The following proposals will be on the agenda for the Annual Meeting:
Proposal		Board Recommendation	See Page
1	Election of nine directors to hold office until the 2022 Annual Meeting of Stockholder	FOR all nominees	11
2	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm	FOR	32
3	Advisory vote to approve the compensation of our named executive officers	FOR	34
4	Approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan	FOR	78
BUSINESS STRATEGY AND PERFORMANCE IN FY 2021
RxEvolution Strategy
Rite Aid’s RxEvolution strategy was originally announced on March 16, 2020. Rite Aid strives to fundamentally change our role in health care and become the industry leader in WHOLE HEALTH. Our goal is to engage customers to get beyond healthy and get thriving.

ALTERNATIVE REMEDIES MEET TRADITIONAL MEDICINE.

Our pharmacists are educated in both to help you achieve whole health.

Our strategy is composed of three main pillars:

RITE AID CORPORATION   2021 Proxy Statement | 1

PROXY STATEMENT SUMMARY
Rite Aid seeks to deliver a fresh, differentiated experience across all channels by targeting our growth customer—women between the ages of 25 to 49 who take care of themselves, their children, aging parents, and even pets. During the past year, the Company has been building the foundation for an elevated customer experience. Rite Aid has been:
•
establishing supplier relationships focusing on enhancing our assortment of “on-trend” and better for you merchandising;

•
resetting over 75% of front-end sales categories according to our new merchandising standards;

•
delivering new and enhanced product training, tools, and work processes to all in-store associates;

Customers are taking notice as the look and feel of our stores are refreshed, our merchandising mix evolves to an assortment that best supports whole health, and perhaps most importantly, our trusted neighborhood pharmacists are empowered and qualified to consult not simply on traditional medicines, but alternative remedies as well. We’re seeking to redefine an industry, and aspire to get each one of our customers to thrive.”

—JIM PETERS, Chief Operating Officer

•
leveraging the LEAN methodology to free up pharmacists’ time to consult with our customers on their whole health;

•
modernizing our e-commerce infrastructure and online experience; and

•
physically refreshing the exterior of our fleet of stores.

This comprehensive approach is aimed at helping customers achieve a level of well-being that goes beyond traditional perceptions of healthy.
Elixir, our pharmacy benefits and services company (PBM), represents a significant growth opportunity for Rite Aid. In the past year, we have rebranded the business, built a stronger, integrated offering, and created operational alignment and synergies, positioning the organization for strong growth and improved profitability. We are establishing a clearly differentiated market leader through compelling health care services offerings and outstanding digital engagement, through the connection of over 2,500 Rite Aid retail stores, and over 60 Bartell Drugs retail stores, which Rite Aid acquired in Fiscal Year 2021. Elixir’s primary market differentiator is that it is the only payor-agnostic PBM with a retail pharmacy footprint and a health care analytics and engagement company, Health Dialog.
As a health care company with a retail footprint that operates in many communities throughout the country and engages over one million customers per day through our various lines of business, we believe we are uniquely positioned to continue making a meaningful difference in the lives of our customers, associates, and neighbors.
Keeping Our Communities Safe During the COVID-19 Pandemic
In the face of the unprecedented COVID-19 pandemic, Rite Aid has been on the front lines of health care delivery in many of the hardest-hit cities across America. Our response to this global crisis is closely tied to our corporate social responsibility efforts. We were proud to join the White House COVID-19 Response Working Group in March 2020 and help significantly expand the nation’s self-swab testing capacity. As of April 15, 2021, we had over 1,200 COVID-19 drive-thru testing locations where we offer free COVID-19 testing to anyone over age 4, regardless of symptomatic status.
In February 2021, Rite Aid joined the Federal Retail Pharmacy Program to provide coronavirus vaccines. At the outset, Rite Aid received federal allocations of the Pfizer and Moderna vaccines in seven jurisdictions. As of April 15, 2021, Rite Aid had administered approximately 2.5 million COVID-19 vaccines across 19 jurisdictions in nearly half of our stores and in nearly 700 clinics, including clinics for vulnerable or underserved populations.
Rite Aid also has undertaken efforts to educate our communities about COVID-19 testing, vaccine eligibility and availability, vaccine safety, and measures we take to keep our associates, customers, and communities safe through a COVID-19 information resource on our website, at www.riteaid.com/covid-19. Except as stated otherwise, information on our website is not considered part of this Proxy Statement.

2 | RITE AID CORPORATION   2021 Proxy Statement

PROXY STATEMENT SUMMARY
Rite Aid associates have been at the heart of our response to the pandemic, providing communities with the medications, essential supplies, and COVID-19 related information they need.
We have taken numerous steps to ensure that Rite Aid can continue providing these vital services, including:

Serving Associates By:
•
Implementing Hero Pay and Hero Bonus programs to show appreciation for the exceptional commitment of Rite Aid associates on the front lines.

•
Instituting a temporary administrative leave program for associates who are 65+, at increased risk for severe illness from COVID-19, or not comfortable coming to work.

•
Instituting a temporary Pandemic Pay program that ensures associates are compensated if diagnosed with the virus or quarantined because of exposure.

•
Implementing specific internal protocols to keep associates safe and ready to serve customers, including the installation of clear plastic barriers at pharmacy and front-end counters to provide additional protection.

•
Providing associates with disposable masks, cloth face coverings, gloves, and face shields to protect them while at work.

Serving Customers By:
•
Launching Rite Aid Virtual Care, telehealth powered by RediClinic to better serve patient needs.

•
Designating a senior shopping hour to limit exposure for older customers or those at increased risk for severe illness.

•
Establishing social distancing procedures that include marking floor areas in front of the pharmacy and front-end counters to show six feet of separation.

•
Waiving delivery fees for eligible prescriptions.

•
Following enhanced cleaning and sanitization protocols designed specifically to prevent the spread of a wide spectrum of viruses, including COVID-19 and influenza.

•
Making complimentary masks available to customers.

•
Making hand sanitizer and wipes available to customers and associates.

Keeping Our Communities Safe From Opioid Abuse
On September 30, 2019, the Company released a dedicated report describing the Company’s leadership approach to ensuring the appropriate governance and oversight of opioid dispensing, treatment assistance and disposal, which is available on our website at www.riteaid.com under the headings “Corporate—Governance—Our Policies—Board Report on Opioids Oversight.” The Board is committed to ensuring that the Company is developing solutions to curb prescription opioid abuse through the development and expansion of education, safe prescription drug disposal, and industry leading pharmacy safeguards.
Improving the Health and Wellbeing of Our Communities

77,000+ Naloxone Rx	#3 Ranking	93,000 DisposeRx Packets	630+ Safe Disposal Kiosks
prescriptions dispensed to help address the opioid crisis	in large chain overall performance for Medication Therapy Management Services by OutcomesMTM	given out in Rite Aid stores	installed in law enforcement facilities in our communities through support of The Rite Aid Foundation

RITE AID CORPORATION   2021 Proxy Statement | 3

PROXY STATEMENT SUMMARY
Fiscal Year 2021 Performance and Operational Highlights2

$24.0B Total Revenue	$437.7M Adjusted EBITDA	$1.7B Total Liquidity	9.6% Total Revenue Growth

450K Average Daily Prescriptions	6,400 Pharmacists Serving Our Communities	2,500 Retail Pharmacy Locations across 17 States	3.3M Elixir Members
STOCKHOLDER ENGAGEMENT EFFORTS
We regularly seek the perspectives of our stockholders on issues important to them. Through our quarterly financial performance webcasts, analyst conferences, investor meetings and calls, we obtain, process and share stockholder feedback with our Board and committees. Our Compensation Committee considers investor perspectives when making decisions on executive compensation, and our Nominating and Governance Committee considers investor views regarding Board composition and corporate governance matters. Due to feedback we received in fiscal year 2021, we increased our efforts to engage with stockholders as follows:

WHO WE CONTACTED	HOW WE ENGAGED	WHAT WE DISCUSSED

During fiscal year 2021 we reached out to holders representing over
50%
of our outstanding stock.
Holders representing over
25%
of our outstanding stock participated in meetings.
We also engaged with leading proxy advisors to discuss executive compensation matters.

We annually invite our largest
20+
stockholders
to individual meetings (or videoconferences) to discuss items of importance to them, such as executive compensation and Board and corporate governance matters.
The Chair of the Compensation Committee and senior management participated.

•
Executive Compensation design elements and alignment with stockholders

•
The importance of environmental, social and governance (ESG) initiatives, particularly related to carbon emissions reductions and renewable energy strategies

•
Issuing a climate related financial disclosure report using the Task Force on Climate-related Financial Disclosures (TCFD) framework

•
Board level oversight over ESG and energy and emissions reduction goals

•
Board level oversight of diversity, equity and inclusion (DEI) strategy

•
Strategy and efforts around hiring, training and retaining a diverse workforce

OUR RESPONSES

•
Committed to more ESG transparency, including issuing a report in 2021 using TCFD standards, amended the Board’s nominating and governance committee charter to expand its oversight role to include ESG matters, created a cross-functional management steering committee on sustainability, and strengthened governance of climate risk through the Enterprise Risk Management program.

•
Demonstrated the commitment to DEI by amending our Board’s compensation committee charter to include oversight of diversity, equity, and inclusion matters, hired a Vice President of DEI to develop and execute our DEI strategy, issued a CEO statement of intolerance of discrimination and injustice, and supported the Rite Aid Foundation and other nonprofit organizations’ advocacy for racial equity, awareness, and progress in the United States.

2
As of February 27, 2021.

4 | RITE AID CORPORATION   2021 Proxy Statement

PROXY STATEMENT SUMMARY
BOARD OF DIRECTORS
Board Refreshment
We have added 7 new directors to our Board since 2018, all of whom are either women or racially or ethnically diverse.
Board Attributes

Overall Diversity

1
Asian
1
1
Latino
2
4
89%
diverse
women
African American

Gender Diversity

5
4
44%
gender
women

Ethnic/Racial Diversity

5
4
44%
ethnic/
racial
diverse
(including
3
Committee
Chairs)

Independence

1
8
89%
independent

Age

70s
1
50s
3
5
60s
average
63.3
years

Tenure

8 yrs.
2
7
1-3 yrs.
average
3.6
years

RITE AID CORPORATION   2021 Proxy Statement | 5

PROXY STATEMENT SUMMARY
Director Nominees
				Committees
Director and Principal Occupation	Age	Director Since	Independent	Audit	Compensation	Nominating and Governance
BRUCE G. BODAKEN Former Chairman and Chief Executive Officer, Blue Shield of California	69	2013; since 2018
ELIZABETH “BUSY” BURR President and Chief Commercial Officer, Carrot Inc.	59	2019
HEYWARD DONIGAN President and Chief Executive Officer, Rite Aid Corporation	60	2019
BARI HARLAM Co-Founder, Trouble LLC; and former EVP, Chief Marketing Officer North America, Hudson’s Bay Company	59	2020
ROBERT E. KNOWLING, JR. Chairman, Eagles Landing Partners	65	2018
KEVIN E. LOFTON Former Chief Executive Officer, CommonSpirit Health	66	2013
LOUIS P. MIRAMONTES Former Managing Partner of the San Francisco office and Senior Partner for Latin America, KPMG LLP	66	2018
ARUN NAYAR Former Executive Vice President and Chief Financial Officer, Tyco International	70	2018
KATE B. QUINN Vice Chairman and Chief Administrative Officer, U.S. Bancorp	56	2019
Committee Chair	Committee Member	Chair of the Board	Audit Committee Financial Expert
BOARD AND GOVERNANCE HIGHLIGHTS

All Board members are independent except the President and Chief Executive Officer

Diverse chairs for Audit, Compensation and Nominating and Governance Committees

Independent Chair of the Board

All directors elected annually

Majority voting for directors in uncontested elections

Proxy access provisions in bylaws

Holders of 10% of outstanding stock may call a special meeting of stockholders

Mandatory director retirement age of 72

Meaningful stock ownership requirements for the Board and executive officers

Anti-hedging and anti-pledging policy for the Board and all associates

Annual evaluation of the Board and committees

6 | RITE AID CORPORATION   2021 Proxy Statement

PROXY STATEMENT SUMMARY
EXECUTIVE COMPENSATION OVERVIEW
Philosophy and Objectives
Our executive compensation program is based on a pay-for-performance philosophy and is designed to accomplish the following goals:
WHAT WE DO	WHAT WE DON’T DO

Conduct annual stockholder advisory vote on the compensation of our named executive officers

Maintain dialogue with stockholders on various topics, including executive pay practices

Retain an independent executive compensation consultant to the Compensation Committee

Ensure that a significant portion of executive officer total target remuneration is at risk

Provide annual and long-term incentive plans with performance targets aligned to business goals

Require a designated level of stock ownership for all named executive officers

Require equity awards to have a double trigger (qualifying termination of employment and change in control)

Complete an annual incentive compensation risk assessment

Maintain a formal clawback policy for executive officers

Provide gross-up payments to cover personal income taxes or excise taxes related to executive severance benefits

Permit executives to engage in hedging or pledging of Rite Aid securities

Reward executives for imprudent, inappropriate, or unnecessary risk-taking

Allow the repricing of equity awards without stockholder approval

RITE AID CORPORATION   2021 Proxy Statement | 7

PROXY STATEMENT SUMMARY
Total Target Compensation
HUMAN CAPITAL MANAGEMENT EFFORTS
We are proud to employ over 50,000 associates across the United States, including Puerto Rico. Our associates are key to the success of our transformation as they are at the center of supporting the whole health of our customers and communities. We are optimizing our workforce through enhanced communication and engagement through the following measures:
•
annual and periodic pulse surveys in which more than 70% of our associates have participated;

•
increased personal and professional associate development opportunities, including training on leadership, safety, compliance, and other critical business skills;

•
discounted tuition and reimbursement programs for associates to pursue degrees at select colleges or universities;

•
certification as an Accredited Provider of Continuing Pharmacy Education, which allows us to offer courses that count toward the continuing education licensing requirements of our pharmacists;

•
offering an accredited pharmacy technician certification program;

•
compensation and benefit programs to support, recognize and reward performance of our associates (including annual bonuses, 401(k) plans, health care benefits, paid time off, life and disability coverage, merchandise discounts, and many other services and programs);

•
associate wellness programs and tools for whole health in areas such as mental health, disease management, and financial wellness; and

•
an associate recognition program that incorporates financial incentives to celebrate the achievements of our teams and create a community experience for our workforce.

DIVERSITY, EQUITY AND INCLUSION EFFORTS
Just as we are transforming our business, we are also transforming our approach to Diversity, Equity & Inclusion (DEI). We are being more intentional to ensure that we have not only a diverse workforce but an environment in which our talent can thrive. We are proud to be a part of diverse communities and to have a workforce that reflects the diversity of our customers and the communities in which we operate. As such, we believe that an inclusive and welcoming culture is essential, and our commitment to diversity comes from the top. We are proud to have a Board with 89% overall diversity, which is composed of 44% gender diversity and 44% ethnic/racial diversity.
We are focused on strengthening our DEI infrastructure, which includes the development of a DEI team (a Center of Excellence) and a DEI integrated strategy that will address talent processes such as talent acquisition, talent development and talent management. A key focus will be to develop solutions that seek to enhance the work environment so our associates can perform to their best potential and provide an optimum customer experience. Our experienced Vice President of Diversity, Equity & Inclusion focuses on developing and executing our DEI strategy.
As of December 31, 2020, 67% of associates self-reported as female. In addition, associates self-reported their race/ethnicity as: White 56%; Hispanic 15%; Black 13%; Asian 11%; and Other 5%.

8 | RITE AID CORPORATION   2021 Proxy Statement

PROXY STATEMENT SUMMARY
ENVIRONMENTAL, SOCIAL & GOVERNANCE EFFORTS
As discussed in more detail in the section on Corporate Governance and Board Matters below, Rite Aid is committed to integrating Environmental, Social, and Governance (ESG) initiatives into our operations, not only to create value for our stockholders, customers, and associates, but also because we are deeply invested in our communities, and our customers want to support a company that supports their safety and our environment.
In fiscal year 2021, we made a concerted effort to enhance our strategy and overall approach to sustainability. The strategy was influenced by reporting frameworks, conversations with stockholders, stakeholder expectations, and emerging trends. We identified several key areas of opportunity to expand our environmental, social and governance commitments, most notably around diversity, equity and inclusion, human capital management, climate change and board oversight of ESG matters.
We also recognize that climate risk is investment risk, and transparency regarding climate-related risks and opportunities is crucial to maintaining the trust of our stakeholders. This also allows our investors to better understand the implications of climate change on our business. In fiscal year 2021, we took a comprehensive look at how we understand and manage the risks and opportunities associated with climate change and began incorporating this into our long term strategy. Some of our fiscal year 2021 highlights include:
Energy Management, Energy Production & Waste Reduction

63% Waste Reduction	35% Of Our Stores	50% Renewable Power	50,000+ Tons
related to decreased pharmaceutical hazardous waste generation	now have LED lighting, 8% year-over-year increase	provided at 49 California Rite Aid locations	of recyclable materials from our operating locations diverted from landfills last year
GHG Emissions & Fuel Reduction

2,638 Metric Tons	300,000 Gallons	12% Passenger Fleet Reduction	62,000 Gallons
reduction in emissions last year by eliminating passenger fleet vehicles	of fuel saved by reducing passenger fleet vehicles	by eliminating passenger vehicles	of fuel saved last year, by implementing use of distribution software, resulting in 8.3% fewer miles driven

RITE AID CORPORATION   2021 Proxy Statement | 9

PROXY STATEMENT SUMMARY
Managing Chemicals of Concern
As we position Rite Aid as a whole health destination that elevates mind, body and spirit, one of our core tenets remains providing our customers with the best products, services and advice to meet their unique needs. Our customers want to feel confident about what is in the products they are using for themselves and their families.
In 2016, Rite Aid committed to eliminate eight chemicals of high concern (the “Evil 8”) from its private brand formulated products by 2020. In 2018, we adopted our Chemical Policy and corresponding restricted substance list (RSL), which outlines our commitment to the ongoing management of toxic chemicals and safety of the products on our shelves.
In 2021, Rite Aid was ranked 7th out of 50 of the largest retailers in North America for its management of toxic chemicals by the annual Who’s Minding the Store? Retailer Report Card.
View the retailer report card at retailerreportcard.com/grades
Website content is not incorporated into this proxy statement.

In 2020, our primary focus was to meet our goal of eliminating Evil 8 chemicals from the primary formulations of private brand products. As of March 2021, only 13 formulas (1% of our assortment) contained Evil 8 chemicals. We are actively transitioning out of or working with supplier partners to reformulate these last few items with safer alternatives.
We are proud of the progress we’ve made in reducing the presence of chemicals of concern, which is essential to the future success of our own brands. To that end, we’ve embarked on an ambitious, multi-year initiative to re-architect our own brands program where “clean ingredients” will not only be celebrated, but will be a core component of our positioning across brands and categories, including health, beauty, personal care, consumables, household and more.

For more information, please see Rite Aid’s 2020 CSR Report at https://www.riteaid.com/content/dam/riteaid-web/corporate/rite-aid-corporate-social-responsibility-report-2020.pdf
Website content is not incorporated into this proxy statement.

10 | RITE AID CORPORATION   2021 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS
Our By-Laws provide that the Board of Directors may be composed of up to 15 members, with the number to be fixed from time to time by the Board. The Board has fixed the number of directors at nine, and there are nine nominees for director at our Annual Meeting. All directors are elected annually.
The Board of Directors, based on the recommendation of the Nominating and Governance Committee, has nominated the following individuals to be elected directors at the Annual Meeting:
• Bruce G. Bodaken	• Bari Harlam	• Louis P. Miramontes
• Elizabeth “Busy” Burr	• Robert E. Knowling, Jr.	• Arun Nayar
• Heyward Donigan	• Kevin E. Lofton	• Kate B. Quinn
Each of the nominees for director to be elected at the Annual Meeting currently serves as a director of the Company. Each director elected at the Annual Meeting will hold office until the 2022 Annual Meeting of Stockholders and will serve until his or her successor is duly elected and qualified.
If any nominee at the time of election cannot serve and as a consequence another nominee is designated, then the proxies or their substitutes will have the discretion and authority to vote for such other nominee in accordance with their judgment, or the Board may reduce the size of the Board.
The Board of Directors unanimously recommends that you vote FOR the election of each of the nominees listed above.
The following table sets forth certain information as of May 20, 2021 with respect to our director nominees.
Name	Age	Position with Rite Aid	Year First Became Director
Heyward Donigan	60	President, Chief Executive Officer and Director	2019
Bruce G. Bodaken	69	Chair	2013
Elizabeth “Busy” Burr	59	Director	2019
Bari Harlam	59	Director	2020
Robert E. Knowling, Jr.	65	Director	2018
Kevin E. Lofton	66	Director	2013
Louis P. Miramontes	66	Director	2018
Arun Nayar	70	Director	2018
Kate B. Quinn	56	Director	2019
Board Refreshment
The Board is committed to ensuring that it is composed of a highly capable and diverse group of directors who are well-equipped to oversee the success of the business and effectively represent the interests of stockholders. The Board has significantly accelerated its efforts to change the composition of the Board over the past three years. As a result, approximately forty-four percent of the director nominees are racially or ethnically diverse and approximately forty-four percent of the director nominees are women. In addition to enhancing the Board’s racial, ethnic and gender diversity, these changes bring a diversity of thought and experience to the Board. All of the nominees of the Board, other than Ms. Donigan, are independent directors.

RITE AID CORPORATION   2021 Proxy Statement | 11

PROPOSAL 1—ELECTION OF DIRECTORS
We have added 7 new directors to our Board since 2018, including one in 2020.
Board Attributes

Overall Diversity

1
Asian
1
1
Latino
2
89%
diverse
4
women
African American

Gender Diversity

44%
gender
4
5
women

Ethnic/Racial Diversity

44%
ethnic/
racial
4
5
including
3
Committee
Chairs

Independence

1
89%
independent
8

Age

70s
1
50s
average
63.3
years
3
5
60s

Tenure

8 yrs.
2
average
3.6
years
7
1-3 yrs.

In assessing Board composition and selecting and recruiting director candidates, the Board seeks to maintain an engaged, independent Board with broad experience and judgment that is committed to representing the long-term interests of our stockholders. The Nominating and Governance Committee considers a wide range of factors, including the size of the Board, the experience and expertise of existing Board members, other positions the director candidate has held or holds (including other board memberships), and the candidate’s independence. In addition, the Nominating and Governance Committee takes into account a candidate’s ability to contribute to the diversity of background and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board.

12 | RITE AID CORPORATION   2021 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS
Board Skills and Experiences
The chart below summarizes the qualifications, attributes, skills and experiences for each of our director nominees. The fact that we do not list a particular experience or qualification for a director nominee does not mean that nominee does not possess that particular experience or qualification.
	Skills and Experiences
Director	Board and Corporate Governance	Current or Former CEO	Finance and Accounting	Healthcare Industry	Management and Business Operations	Retail Industry
Bruce G. Bodaken
Elizabeth “Busy” Burr
Heyward Donigan
Bari Harlam
Robert E. Knowling, Jr.
Kevin E. Lofton
Louis P. Miramontes
Arun Nayar
Kate B. Quinn
Total of 9 Directors	9	5	3	5	9	4
	100%	56%	33%	56%	100%	44%
Director Nominees
Following are the biographies for our director nominees, including information concerning the particular experience, qualifications, attributes, or skills that led the Nominating and Governance Committee and the Board to conclude that such person should serve on the Board:
BRUCE G. BODAKEN
Mr. Bodaken shares in-depth knowledge of the health insurance and managed care industries with the Board of Directors, serving in executive leadership positions for over 20 years.
Experience
•
Chairman and Chief Executive Officer of Blue Shield of California from 2000 through 2012.

•
President and Chief Operating Officer of Blue Shield of California from 1995 to 2000, and as Executive Vice President and Chief Operating Officer from 1994 to 1995.

•
Senior Vice President and Associate Chief Operating Officer of F.H.P., Inc., a managed care provider, from 1990 to 1994 and held various positions at F.H.P. from 1980 to 1990.

•
Visiting Lecturer at the University of California School of Public Health from 2013 to 2016 teaching graduate courses on health care reforms.

•
Visiting Scholar at the Brookings Institute from 2013 to 2015 focused on value-based care design.

•
Director and member of the compensation committee of iRhythm Technologies, Inc. and formerly a member of the board of directors of WageWorks, Inc.

Age 69 Director since 2013 Chair since 2018 Committees • Executive (Chair) • Nominating and Governance

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PROPOSAL 1—ELECTION OF DIRECTORS
ELIZABETH “BUSY” BURR
Ms. Burr brings to the Board of Directors extensive experience in the health industry, innovation, business strategy, and brand management.
Experience
•
President and Chief Commercial Officer at Carrot Inc., a digital health care company with solutions that combine behavioral science, clinical expertise, and proprietary technology, since 2019.

•
Chief Innovation Officer and Vice President of Healthcare Trend and Innovation at Humana from 2015 to 2018, where she led the design, build, and adoption of new product platforms in digital health, provider experience, and telemedicine. Founder of Humana’ Health Ventures, Humana’s strategic venture investing practice.

•
Former Managing Director of Citi Ventures, Citigroup’s global venture group, from 2011 – 2015. Prior to Citigroup, she spent seven years in investment banking at Morgan Stanley and Credit Suisse First Boston.

•
Former Vice President of Global Brand Management at Gap, Inc., where she was responsible for aligning the product, store, online, advertising, and merchandising efforts for the four Gap brands around the world.

•
Member of the boards of directors of Mr. Cooper Group Inc., a company that provides mortgage servicing, origination, and transaction-based services, and Satellite Healthcare, a nonprofit provider of kidney dialysis services.

Age 59 Director since 2019 Committees • Audit

HEYWARD DONIGAN
Ms. Donigan brings to the Board strong senior executive experience, proven leadership capabilities, and a consistent track record of driving profitable growth, as well as broad health care knowledge and digital technology expertise.
Experience
•
President and Chief Executive Officer of the Company since February 2020 and Chief Executive Officer since August 2019.

•
President and Chief Executive Officer of Sapphire Digital, which designs and develops omni-channel platforms that help consumers choose their best fit health care providers, from 2015 to 2019. In that role, Ms. Donigan led Sapphire Digital’s strategy and operations to record growth and consumer engagement.

•
President and Chief Executive Officer of ValueOptions, Inc., then the nation’s largest independent behavioral health improvement company, from 2010 to 2015, where she drove innovation through disciplined execution and grew company revenues to over $1 billion.

•
Executive Vice President and Chief Marketing Officer at Premera Blue Cross, where she was responsible for driving profitable growth across the individual, small group, mid-market, and national account businesses and helped the company achieve record growth and profits.

•
Previously served as Senior Vice President of all operations at Cigna Healthcare and held executive roles at General Electric, Empire BCBS, and U.S. Healthcare.

•
In the last five years, served on the board of directors of Kindred Healthcare and NxStage Medical, Inc.

Age 60 Director since 2019 Committees • Executive

14 | RITE AID CORPORATION   2021 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS
BARI HARLAM
Ms. Harlam is a former C-suite business leader, marketer, educator, and author, and a pioneer in customer loyalty who provides the Board of Directors with her experience in digital marketing and data analytics.
Experience
•
Co-founder of Trouble LLC, a pro-social, experience brand.

•
Executive Vice President, Chief Marketing Officer North America at Hudson’s Bay Company from 2018 to 2020.

•
Executive Vice President, Membership, Marketing and Analytics at BJ’s Wholesale Club from 2012 to 2016.

•
Chief Marketing Officer at Swipely, now Upserve, from 2011 to 2012.

•
Senior Vice President, Member Engagement at CVS Health from 2000 to 2011.

•
Early in her career, was a Professor at Columbia University and the University of Rhode Island, and Adjunct Professor at the Wharton School, University of Pennsylvania.

•
Member of the Board of Directors of Eastern Bankshares, Inc., Mohawk Group and OneWater Marine Inc.

Age 59 Director since 2020 Committees • Nominating and Governance
ROBERT E. KNOWLING, JR.
Mr. Knowling brings to the Board extensive experience in executive management and leadership roles, including experience leading companies through periods of high growth and organizational turnaround. In addition, his service on a number of other public company boards of directors enables Mr. Knowling to share insights with the Board regarding corporate governance best practices.
Experience
•
Chairman of Eagles Landing Partners, which specializes in helping senior management formulate strategy, lead organizational transformations, and re-engineer businesses, and also serves as an advisor-coach to chief executive officers.

•
Chief Executive Officer of Telwares, a provider of telecommunications expense management solutions, from 2005 to 2009.

•
Chief Executive Officer of the New York City Leadership Academy, an independent nonprofit corporation created by Chancellor Joel I. Klein and Mayor Michael R. Bloomberg that is chartered with developing the next generation of principals in the New York City public school system, from 2001 to 2005.

•
Chairman and Chief Executive Officer of SimDesk Technologies, a computer software company, from 2001 to 2003.

•
Previously was Chairman, President and Chief Executive Officer of Covad Communications, a Warburg Pincus private equity-backed start-up company.

•
Serves on the board of directors of Citrix, STRAND, and Stream Technologies. In the last five years, he served on the board of directors of Roper Technologies Inc. and Convergys.

Age 65 Director since 2018 Committees • Compensation (Chair)

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PROPOSAL 1—ELECTION OF DIRECTORS
KEVIN E. LOFTON
Mr. Lofton brings to the Board of Directors significant leadership experience in the health care industry, including serving as chief executive officer of health care systems and hospitals. He is recognized for his leadership promoting diversity and inclusion, in eliminating health disparities, and creating healthy communities.
Experience
•
Retired as Chief Executive Officer of Chicago-based CommonSpirit Health (“CSH”) in June 2020. CSH was formed in February 2019 following the merger between Catholic Health Initiatives (“CHI”) and Dignity Health. Mr. Lofton joined CHI in 1998 and served as Chief Executive Officer from 2003 through 2019.

•
Previously served as Chief Executive Officer of UAB Hospital and Howard University Hospital.

•
Lead Independent Director at Gilead Sciences, Inc. and a member of the board of directors of Medtronic. He previously served as chairman of the board of the American Hospital Association.

Age 66 Director since 2013 Committees • Executive • Nominating and Governance (Chair)
LOUIS P. MIRAMONTES
Mr. Miramontes brings to the Board of Directors extensive experience in accounting, financial reporting, and corporate governance. His experience as an audit partner provides useful insights into financial and regulatory matters relevant to the Company’s business.
Experience
•
Independent financial advisor since 2014.

•
Worked at KPMG LLP from 1976 to 2014, where he served as Managing Partner of the San Francisco office and Senior Partner for KPMG’s Latin American region. He served as an audit partner for public and private companies.

•
Lead Independent Director at Lithia Motors, Inc., one of the largest providers of personal transportation solutions in the U.S., and a member of the board of directors of Oportun Financial Corporation, a financial services company.

Age 66 Director since 2018 Committees • Audit (Chair) • Compensation

16 | RITE AID CORPORATION   2021 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS
ARUN NAYAR
Mr. Nayar brings over 35 years of financial management experience to the Board of Directors. His experience as a chief financial officer provides useful insights into operational and financial metrics relevant to the Company’s business.
Experience
•
Retired in 2015 as executive vice President and Chief Financial Officer of Tyco International, a $10+ billion fire protection and security company, where he was responsible for managing the company’s financial risks and overseeing its global finance functions, including its tax, treasury, mergers and acquisitions, audit, and investor relations teams. Mr. Nayar joined Tyco as senior vice president and treasurer in 2008, and was also Chief Financial Officer of Tyco’s ADT Worldwide. From 2010 until 2012, Mr. Nayar was senior vice president, Financial Planning & Analysis, Investor Relations, and treasurer.

•
Previously was in leadership positions with PepsiCo, Inc., most recently as Chief Financial Officer of Global Operations and, before that, as vice president and assistant treasurer—Corporate Finance.

•
Senior Advisor to McKinsey & Company and a Senior Advisor to a private equity firm, BC Partners, from 2016 to 2020.

•
A member of the board of directors of Amcor Plc, a manufacturer of responsible packaging products, and GFL Environmental Inc., a leading North American environmental services company. He previously served on the board of TFI International.

Age 70 Director since 2018 Committees • Audit • Executive

KATE B. QUINN
Ms. Quinn brings to the Board of Directors extensive experience in business strategy, marketing, customer experience, retail operations, and health benefits.
Experience
•
Vice Chair and Chief Administrative Officer of U.S. Bancorp since 2017, responsible for leading strategy, reputation and digital transformation, Ms. Quinn joined U.S. Bancorp in 2013 as executive vice president and Chief Strategy and Reputation Officer.

•
Former senior vice president and Chief Marketing Officer at Anthem, a health benefits company, where she directed the company’s marketing, customer communications, digital, customer experience, and retail strategies. She previously served as Anthem’s vice president of corporate marketing.

•
Earlier in her career, Ms. Quinn served as Chief Marketing and Strategy Officer at a division of The Hartford, following leadership roles in strategy and product development at CIGNA and PacifiCare Health Systems, respectively.

•
Member of the board of directors of Ontrak, Inc., an AI and technology-enabled health care company and member of the Board of Trustees of United Way U.S.A. and Fastbreak Foundation.

Age 56 Director since 2019 Committees • Compensation • Nominating and Governance

RITE AID CORPORATION   2021 Proxy Statement | 17

CORPORATE GOVERNANCE AND BOARD MATTERS
BOARD LEADERSHIP STRUCTURE

The Board has determined that Mr. Bodaken will continue to serve as Chair of the Board.
As Chair, Mr. Bodaken’s responsibilities include:
•
presiding at all meetings of the Board, including executive sessions of the non-management directors

•
the authority to call meetings of the Board and of the non-management directors

•
serving as liaison between the Chief Executive Officer and independent directors and facilitating communications between other members of the Board and the Chief Executive Officer (any director is free to communicate directly with the Chief Executive Officer; the Chair’s role is to attempt to improve such communications if they are not entirely satisfactory)

•
working with the Chief Executive Officer in the preparation of and approving Board meeting agendas and schedules, and the information to be provided to the Board

•
chairing the annual review of the performance of the Chief Executive Officer

•
otherwise consulting with the Chief Executive Officer on matters relating to corporate governance and Board performance, and

•
if requested by major stockholders, ensuring that he is available, when appropriate, for consultation and direct communication

Company By-Laws provide that the Chair of the Board must be a director who is independent under the NYSE listing standards and the Company’s Corporate Governance Guidelines. The Board believes that separation of the positions of Chair of the Board and Chief Executive Officer best serves the needs of the Company and its stockholders. The Board believes that Mr. Bodaken will continue to provide excellent independent leadership of the Board in his role as Chair.
DIRECTOR INDEPENDENCE
For a director to be considered independent under the NYSE corporate governance listing standards, the Board of Directors must determine that the director does not have any direct or indirect material relationship with the Company, including any of the relationships identified in the NYSE independence standards. The Board considers all relevant facts and circumstances in making its independence determinations.
As a result of this review, the Board affirmatively determined that the following directors, including each director serving on the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee, satisfy the independence requirements of the NYSE listing standards:
• Bruce G. Bodaken	• Robert E. Knowling, Jr.	• Arun Nayar
• Elizabeth “Busy” Burr	• Kevin E. Lofton	• Kate B. Quinn
• Bari Harlam	• Louis P. Miramontes
The Board also previously determined that Marcy Syms, who served as a director until the 2020 annual meeting of stockholders, satisfied the independence requirements of the NYSE listing standards.
In addition, the Board determined that the members of the Audit Committee satisfy the additional independence requirements for audit committee members and that the members of the Compensation Committee satisfy the additional independence requirements for compensation committee members.
As an employee of the Company, Ms. Donigan is not an independent director.

18 | RITE AID CORPORATION   2021 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
There is no family relationship between any of the nominees and executive officers of Rite Aid.
CORPORATE GOVERNANCE PRACTICES
We recognize that good corporate governance is an important means of promoting the long-term interests of our stockholders, associates, customers, suppliers, and the community. The Board of Directors, including through the Nominating and Governance Committee, monitors corporate governance developments and proposed legislative, regulatory, and stock exchange corporate governance reforms.
Majority Voting Standard and Policy
Under the Company’s By-Laws, a nominee for director in uncontested elections of directors (as is the case for this Annual Meeting) will be elected to the Board if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election. In contested elections, directors will be elected by a plurality of votes cast.
Under the Company’s Corporate Governance Guidelines, a director who fails to receive the required number of votes for reelection in accordance with the By-Laws will, within five days following certification of the stockholder vote, tender his or her written resignation to the Chair of the Board for consideration by the Board, subject to the procedures set forth in the guidelines.
Codes of Ethics
The Board has adopted a Code of Ethics that is applicable to our Chief Executive Officer and senior financial officers. The Board has also adopted a Code of Ethics and Business Conduct that applies to all of our officers, directors, and associates. Any amendment to either code or any waiver of either code for executive officers or directors will be disclosed promptly on our website at www.riteaid.com.
Anti-Hedging and Anti-Pledging Policies
The Company’s directors, officers and other associates are prohibited from engaging in hedging or monetization transactions, such as zero-cost collars, equity swaps, exchange funds and forward sale contracts, with respect to our securities. Because hedging transactions might allow a director, officer or other associate to continue to own our securities, whether obtained through our equity compensation plans or otherwise, without the full risks and rewards of ownership, such hedging transactions are prohibited. Directors, officers and other associates are also prohibited from holding in a margin account, or otherwise pledging, Company securities as collateral for a loan.
BOARD OVERSIGHT OF RISK MANAGEMENT
The Board of Directors, as a whole and through the various committees of the Board, oversees the Company’s management of risk, focusing primarily on five areas of risk:
The Board considers and discusses risks in connection with operating, financial and strategic plans, specific approval matters, and special risk topics such as responses to the COVID-19 pandemic and prescription opioid abuse. The Board may delegate responsibility for oversight of selected risks to the appropriate Board committee as described below.
Management of the Company is responsible for developing and implementing the Company’s plans and processes for risk management. The Board believes that its leadership structure, described above, supports the risk oversight function of the Board. The Board of Directors, at least annually, reviews with management its

RITE AID CORPORATION   2021 Proxy Statement | 19

CORPORATE GOVERNANCE AND BOARD MATTERS
plans and processes for managing risk. The Board also receives periodic updates from the Company’s compliance and internal assurance services departments with regard to the overall effectiveness of the Company’s compliance and internal audit programs and significant areas of risk to the Company, focusing on the five primary areas of risk set forth above as well as other areas of risk identified from time to time by either the Board, a Board committee, or management.
The Board delegated to the Audit Committee oversight of the Company’s compliance program, and therefore the Committee has the primary oversight role with respect to many of the risks related to the opioid crisis. Through the Audit Committee, the Board is committed to ensuring that the Company is developing solutions to curb prescription opioid abuse through the development and expansion of education, safe prescription drug disposal and pharmacy safeguards.
The Board and the Audit Committee also receive periodic updates from the Company’s Chief Financial Officer, Chief Information Officer, or Chief Information Security Officer on cybersecurity matters, including information services security and security controls over credit card, customer, associate, and patient data. These updates also include information regarding the Rite Aid Information Security Program, managed by Rite Aid’s Chief Information Security Officer, which is designed to protect information and critical resources from a wide range of threats in order to ensure business continuity, minimize business risk, and maximize return on investments and business opportunities. The objective in the development and implementation of the Information Security Program is to create effective administrative, technical, and physical safeguards in order to protect the data of Rite Aid and its subsidiaries and the data of any customers and clients of these entities. In addition, the Audit Committee focuses on assessing and mitigating financial reporting risks, including risks related to internal control over financial reporting as well as legal and regulatory compliance, cyber risk and enterprise risk management.
The Compensation Committee considers risks relating to the Company’s compensation programs and policies, reviews all incentive plans relative to established criteria and conducts an assessment to ensure that none of our incentive plans encourage excessive risk-taking by our executives or associates. The Compensation Committee reviews the risk profile and the relationship between the Company’s compensation programs to the overall risk profile of the Company. Some of the features of our compensation incentive programs that limit risk include:
•
Delivery of compensation through an appropriate mix of base salary, short-term cash incentive awards, long-term awards, and benefits.

•
Use of a mix of long-term incentive vehicles that reward both stock price appreciation and financial operating performance and have different risk profiles.

•
Incorporation of measures in the performance awards to assess our ability to drive stock performance through profitability, leverage reduction and growth, and to compare our stock performance against the Russell 3000 Index (total stockholder return).

•
Meaningful stock ownership requirements for executives.

The Compensation Committee has considered the risks arising from the Company’s compensation policies and practices for its executives and associates and has concluded that the compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

20 | RITE AID CORPORATION   2021 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors has four standing committees:

Current copies of the charters for each of these committees are available on our website at www.riteaid.com under the headings “Corporate—Governance—Corporate Governance Committees—Committee Charters.”

The current members of the committees are identified in the following table.
		Committees
Director	Independent	Audit	Compensation	Executive	Nominating and Governance
Bruce G. Bodaken
Elizabeth “Busy” Burr
Heyward Donigan
Bari Harlam
Robert E. Knowling, Jr.
Kevin E. Lofton
Louis P. Miramontes
Arun Nayar
Kate B. Quinn
Number of Meetings in Fiscal 2021		6	6	0	2
Committee Chair	Committee Member	Chair of the Board	Audit Committee Financial Expert

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CORPORATE GOVERNANCE AND BOARD MATTERS
AUDIT COMMITTEE	Meetings in Fiscal 2021: 6
Members
• Louis P. Miramontes, Chair	• Elizabeth “Busy” Burr	• Arun Nayar

Qualifications
The Board has determined that each member of the Audit Committee is an independent director under the NYSE listing standards and satisfies the additional independence requirements for audit committee members. See the section entitled “Corporate Governance—Director Independence” above.

The Board has determined that each of these individuals is also “financially literate” under the applicable NYSE listing standards.

The Board has determined that each of Louis P. Miramontes and Arun Nayar qualifies as an “audit committee financial expert” as that term is defined under applicable SEC rules.

Principal Responsibilities	Charter

The functions of the Audit Committee include the following:
•
Appointing, compensating, and overseeing our independent registered public accounting firm (“independent auditors”);

•
Overseeing management’s fulfillment of its responsibilities for financial reporting and internal control over financial reporting;

•
Overseeing the activities of the Company’s internal audit function; and

•
Reviewing the Company’s cybersecurity, information security and technology risks

For additional information, see the Audit Committee’s charter on our website at www.riteaid.com, under the headings “Corporate—Governance—Our Policies—Corporate Governance Committees—Audit Committee Charter.”
Audit Committee Report
The Audit Committee Report is located in “Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm” under the caption “Audit Committee Report.”

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CORPORATE GOVERNANCE AND BOARD MATTERS
COMPENSATION COMMITTEE	Meetings in Fiscal 2021: 6
Members
• Robert E. Knowling, Jr., Chair	• Louis P. Miramontes	• Kate B. Quinn

Qualifications
The Board has determined that each member of the Compensation Committee is an independent director under the NYSE listing standards and satisfies the additional independence requirements for compensation committee members. See the section entitled “Corporate Governance—Director Independence” above.

Principal Responsibilities
The functions of the Compensation Committee include the following:
•
Administering Rite Aid’s equity incentive plans;

•
Reviewing and approving the base salaries of executive officers and reviewing and recommending to the Board the base salary of the CEO (along with other compensation elements as deemed necessary);

•
Reviewing and approving goals and objectives relevant to the incentive-based compensation of executive officers, evaluating the performance of executive officers, and determining and approving the incentive-based compensation of executive officers;

•
Setting corporate performance targets under all annual bonus and long-term incentive compensation plans and determining annually the individual bonus award opportunities for executive officers;

•
Reviewing and approving executive officers’ employment agreements and severance arrangements; and

•
Reviewing and making recommendations to the Board on employee engagement and diversity and inclusion initiatives, objectives and progress.

Independent Compensation Consultant
As provided in its charter, the Compensation Committee has the authority to engage an external compensation consultant and to determine the scope of any services provided. The Compensation Committee may terminate the engagement at any time. The external compensation consultant reports to the Compensation Committee Chair.
Charter
For additional information, see the Compensation Committee’s charter on our website at www.riteaid.com, under the headings “Corporate—Governance—Our Policies—Corporate Governance Committees—Compensation Committee Charter.”
Compensation Committee Report
The Compensation Committee Report is located at the end of the “Compensation Discussion and Analysis” under the caption “Compensation Committee Report.”

Compensation Committee Interlocks and Insider Participation
Robert E. Knowling, Jr. (Chair), Louis P. Miramontes, and Kate B. Quinn served on the Compensation Committee during fiscal year 2021. During fiscal year 2021, no member of the Compensation Committee was an employee, former employee, or executive officer of the Company, nor does any such member have any interlocking relationships as defined by applicable SEC rules.

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CORPORATE GOVERNANCE AND BOARD MATTERS
NOMINATING AND GOVERNANCE COMMITTEE	Meetings in Fiscal 2021: 2
Members
• Kevin E. Lofton, Chair	• Bruce G. Bodaken	• Bari Harlam	• Kate B. Quinn

Qualifications
The Board has determined that each member of the Nominating and Governance Committee is an independent director under the NYSE listing standards. See the section entitled “Corporate Governance—Director Independence” above.

Principal Responsibilities
The functions of the Nominating and Governance Committee include the following:
•
Identifying and recommending to the Board individuals qualified to serve as Rite Aid directors;

•
Recommending to the Board individual directors to serve on committees of the Board;

•
Advising the Board with respect to matters of Board composition and procedures;

•
Developing and recommending to the Board a set of corporate governance principles applicable to Rite Aid and overseeing corporate governance matters generally;

•
Overseeing the annual evaluation of the Board and management;

•
Reviewing and approving or ratifying related person transactions in which the Company is a participant; and

•
Overseeing the environmental, social and corporate governance policies, trends and activities of the Company.

Charter
For additional information, see the Nominating and Governance Committee’s charter on our website at www.riteaid.com, under the headings “Corporate—Governance—Our Policies—Corporate Governance Committees—Nominating and Governance Committee Charter.”

EXECUTIVE COMMITTEE	Meetings in 2021: 0
Members
• Bruce G. Bodaken, Chair	• Heyward Donigan	• Kevin E. Lofton	• Arun Nayar
Principal Responsibilities	Charter
The Executive Committee did not meet during fiscal year 2021. The Executive Committee, except as limited by Delaware law, is empowered to exercise all of the powers of the Board of Directors.	For additional information, see the Executive Committee’s charter on our website at www.riteaid.com, under the headings “Corporate—Governance—Our Policies—Corporate Governance Committees—Executive Committee Charter.”
Board Committee Refreshment
The Nominating and Governance Committee considers the periodic rotation of Committee members and Committee Chairs to introduce fresh perspectives and to broaden and diversify the views and experience represented on the Committees. Through this periodic refreshment, the Nominating and Governance Committee considers, among other things, the benefits from continuity and depth of experience with the benefits of fresh perspectives and exposing our directors to different aspects of our business.
BOARD MEETING ATTENDANCE
The Board of Directors held 10 meetings during fiscal year 2021. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings held by all committees on which such director served during the period for which such director served.
It is our policy that directors are invited and encouraged to attend the annual meeting of stockholders. All directors serving on the Board or nominated to serve on the Board at the time of the meeting attended the 2020 Annual Meeting of Stockholders.

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CORPORATE GOVERNANCE AND BOARD MATTERS
DIRECTOR NOMINATIONS
The Nominating and Governance Committee identifies potential candidates by asking current directors and executive officers to notify the committee if they become aware of persons, meeting the criteria described below, who have had a change in circumstances that might make them available to serve on the Board—for example, retirement as a CEO or CFO of a public company or exiting government or military service. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. Bari Harlam, who became an independent director in September 2020, was referred to the Nominating and Governance Committee by the director search firm Spencer Stuart.
The Nominating and Governance Committee will consider director candidates recommended by stockholders. In considering such recommendations, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:
•
The name of the stockholder and evidence of the person’s ownership of Rite Aid stock, including the number of shares owned and the length of time of ownership; and

•
The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Rite Aid director, and the person’s consent to be named as a director if selected by the Nominating and Governance Committee and nominated by the Board.

The stockholder recommendation and information described above must be sent to Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011, Attention: Corporate Secretary. The Nominating and Governance Committee will accept recommendations of director candidates throughout the year. Generally, in order for a recommended director candidate to be considered for nomination to stand for election at an upcoming annual meeting of stockholders, the recommendation must be received by the Secretary not fewer than 120 days prior to the anniversary date of Rite Aid’s most recent annual meeting of stockholders. In the event an annual meeting is held on a date that is not within 25 days of such anniversary date, recommendations will be considered by the Nominating and Governance Committee in due course.
The Nominating and Governance Committee may review publicly available information, conduct an interview and/or check references to assess the person’s accomplishments and qualifications in light of the needs of the Board and the accomplishments and qualifications of any other candidates that the committee might be considering. The committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.
The Board seeks to maintain an engaged, independent Board with broad experience and judgment that is committed to representing the long-term interests of our stockholders. The Nominating and Governance Committee believes that the minimum qualifications for serving as a Rite Aid director are:
•
that a candidate demonstrates, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of Rite Aid’s business and affairs, and

•
that a candidate has an impeccable record and reputation for honest and ethical conduct in his or her professional and personal activities.

In addition, the Nominating and Governance Committee examines a candidate’s specific experiences and skills, availability in light of other commitments, potential conflicts of interest, and independence from management and the Company. The Nominating and Governance Committee also takes into account a candidate’s ability to contribute to the diversity of background and experience represented by the Board. The Nominating and Governance Committee assesses its achievement of diversity through the review of Board composition as part of the Board’s annual self-assessment process.
EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS
In order to promote discussion among the non-management directors, executive sessions (meetings of non-management directors without management present) are held regularly. Mr. Bodaken, our Chair of the Board, presides at our executive sessions.

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CORPORATE GOVERNANCE AND BOARD MATTERS
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, any Board committee, or any chair of any such committee by mail. Correspondence should be addressed to the Board of Directors or any such individual directors, or committee of directors by either name or title.
All such correspondence should be sent to:	Rite Aid Corporation c/o Corporate Secretary 30 Hunter Lane Harrisburg, Pennsylvania 17105
All communications received as set forth above will be opened by the Corporate Secretary for the purpose of determining whether the contents represent a legitimate communication to the directors. Such communications, other than business solicitations or advertisements, junk mail and mass mailings, new product suggestions, product complaints, product inquiries, resumes and other forms of job inquiries, spam, and surveys, will be distributed to the Board, the non-management directors, an individual director, or a committee of directors, as appropriate.
ENVIRONMENTAL, SOCIAL & GOVERNANCE MATTERS
Rite Aid is committed to embedding sustainability throughout our business and the communities we serve. We are dedicated to integrating Environmental, Social and Governance (ESG) initiatives into our operations, striving to create long term value and meet the growing expectations of all stakeholders.
In 2019, Rite Aid formed a Corporate Sustainability Committee, with representation from multiple functional leaders within the organization, which produces our annual ESG report each June and evaluates our current ESG initiatives, risks and opportunities on a regular basis.
In 2020, we made a concerted effort to further enhance our strategy and overall approach to sustainability. Our strategy was influenced by reporting frameworks, engagements with investors, stakeholder expectations and emerging trends. We identified several key areas of opportunity to expand our environmental, social and governance commitments, most notably around climate change, board oversight of ESG matters, and diversity, equity and inclusion (which is discussed in more detail in the “Diversity, Equity and Inclusion Efforts” section of the Proxy Statement Summary above).
We continue to make significant investments to improve energy efficiency and fleet fuel economy. In 2020, we capitalized on our commitment to greater transparency and accountability around climate risk by reporting to the CDP climate change questionnaire for the first time, where we scored a B-. We have developed a formal climate change strategy, focused on three pillars: reducing energy demand, transitioning to lower carbon energy sources, and integrating climate risk into our business process. We performed our first climate risk assessment to assess and prepare for both the physical threat of climate change and a global economy’s transition to net zero. We also have adopted the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and will publish our first report aligned to the TCFD’s recommendations this year.
Governance and board oversight is an essential part of managing our sustainability agenda and aligning with our broader vision and business strategy. Our Corporate Sustainability Committee met twice last year and provided updates to the Board and, going forward, will provide quarterly updates to the Nominating and Governance Committee. The Corporate Sustainability Committee will continue to stay engaged with both our executive leadership team and the Board as our program continues to progress.

Further information about our commitment to sustainability is available on our website under the headings “Corporate—Corporate Social Responsibility.” Website content is not incorporated into this proxy statement.

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CORPORATE GOVERNANCE AND BOARD MATTERS
OPIOIDS AND OUR COMMUNITIES
At Rite Aid, we take our role as a community health care provider very seriously. In that regard, the Board, along with the Company’s senior management, recognizes and is deeply concerned about the impact of the current opioid crisis on families and communities. We believe it is important to go beyond simply complying with state and federal laws and regulations to also raise awareness about important issues of prescription drug safety and drug abuse prevention and advocating for increased access to education, treatment and proper medication disposal. We have dedicated extensive efforts to considering how best to manage risks relating to the opioid crisis and remain committed to continuing to evaluate our programs and policies and to strengthen our risk management. We are committed to working with our customers, community groups, law enforcement and federal and state agencies to help combat the opioid crisis that is impacting families and communities throughout the United States.
Strategy to Address Opioid Abuse and Misuse
Rite Aid’s comprehensive strategy to respond to and address prescription opioid and other drug abuse and misuse includes the following kinds of measures:

At Rite Aid pharmacies, we take the following measures:
•
We educate our patients by providing mandatory prescription counseling from a Rite Aid pharmacist to patients with new opioid prescriptions and to other patients with certain risk factors.

•
We make DisposeRx, an opioid disposal solution, available at all of Rite Aid’s pharmacies nationwide. Rite Aid provides DisposeRx packets to patients, free of charge, with new opioid prescriptions and to patients with chronic opioid prescriptions every six months.

•
We make naloxone, a medication that can be used to reverse the effects of an opioid overdose, available without a prescription at all of Rite Aid’s pharmacies nationwide. In 2019, all stores were listed on the naloxone locator tool in Google Maps.

•
We counsel patients in accordance with HHS Guide for Clinicians on the Appropriate Dosage Reduction or Discontinuation of Long-Term Opioid Analgesics issued in 2019.

•
We provide ongoing education and training to Rite Aid pharmacists, including with respect to risk factors for opioid abuse, how to identify symptoms of an overdose and what to do in the event of an overdose, available naloxone therapies and the proper administration of each, and recommendations for follow-up care.

•
We participate in prescription drug monitoring programs, requiring that all pharmacists are registered for the programs in their respective state(s) of practice.

•
Our pharmacists follow a “red flag” process when dispensing high-risk prescriptions.

•
We implemented NarxCare, a tool that helps our pharmacists make responsible dispensing decisions while mitigating possible controlled substance misuse or abuse, in states where Narxcare is available.

•
We provide resources on drug safety and disposal at www.riteaid.com/pharmacy/drug-information/medication-disposal-and-safety.

•
We continue our process to identify prescribers with questionable prescription writing practices and, when appropriate, proactively discontinue filling controlled substances for certain prescribers.

•
We support National Take-Back Days to encourage our patients to bring their unused or unwanted medications to designated sites sponsored by local law enforcement and the DEA for proper handling.

•
We partner with state agencies to participate in free Naloxone Distribution Day events to support local communities.

•
We provide Safe Medication Disposal units in 204 Rite Aid stores.

Through work at Elixir, we take the following measures:
•
The Elixir Clinical team developed a pain management solution that goes beyond industry guidelines. The solution helps individuals manage pain safely through communication, education and outreach. This multifaceted program actively engages the member and their care team to become an advocate for the member and effectuate positive therapy changes.

•
Each year, Elixir’s clinical safeguards help prevent unsafe use of opioid analgesics. In 2020, Elixir reduced the length of use for first-time opioid prescriptions by 95% through required clinical reviews and reduced the use of high-dose opioid therapies by 40%.

•
In 2020, Elixir representatives participated in a summit meeting with the Centers for Medicare & Medicaid Services, as well as the Office of Inspector General, to collaborate on identification of dangerous opioid trends.

•
Elixir follows the Centers for Disease Control and Prevention guidelines for prescribing opioids, including limiting acute opioid prescriptions to a seven-day supply, limiting the daily dosage of opioids dispensed based on the strength of the opioid, and requiring the use of immediate-release formulations of opioids before extended-release opioids are dispensed, for all plans that do not opt out.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Further information about medication safety and disposal is available at www.riteaid.com/pharmacy/drug-information/medication-disposal-and-safety. Website content is not incorporated into this proxy statement. Our annual CSR Reports also discuss the Company’s continuing approach to opioids in our communities.

CORPORATE GOVERNANCE MATERIALS
Website Access to Corporate Governance Materials

Our corporate governance information and materials are posted on our website at riteaid.com/corporate/governance. The information on our website is not, and shall not be deemed, a part of this proxy statement.

• CORPORATE GOVERNANCE GUIDELINES	• AUDIT COMMITTEE CHARTER	• COMPENSATION COMMITTEE CHARTER
• EXECUTIVE COMMITTEE CHARTER	• NOMINATING AND GOVERNANCE COMMITTEE CHARTER	• CODE OF ETHICS FOR THE CEO AND SENIOR FINANCIAL OFFICERS
• CODE OF ETHICS AND BUSINESS CONDUCT	• STOCK OWNERSHIP GUIDELINES	• RELATED PERSON TRANSACTION POLICY
• INSIDER TRADING POLICY	• CERTIFICATE OF INCORPORATION	• BY-LAWS OF RITE AID CORPORATION
• BOARD REPORT ON OPIOIDS OVERSIGHT	• NYSE DOCUMENTS—ANNUAL CEO CERTIFICATION	• NYSE DOCUMENTS—SECTION 303A WRITTEN AFFIRMATIONS OF COMPLIANCE
These documents are also available in print upon request, free of charge, by writing to:	Rite Aid Corporation Attention: Corporate Secretary 30 Hunter Lane Camp Hill, Pennsylvania 17011
The Board regularly reviews corporate governance developments and will modify these materials and practices from time to time as warranted.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval of Related Person Transactions
Under our written policy, the Nominating and Governance Committee is responsible for the review, approval, or ratification of “related person transactions” between the Company or its subsidiaries and related persons. Under SEC rules, a related person is, or any time since the beginning of the last fiscal year was, a director, an executive officer, a nominee for director, a more than 5% stockholder of the Company, or an immediate family member (as defined under applicable SEC rules) of any of the foregoing. A related person transaction is any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a related person had, has or will have a direct or indirect material interest.
Directors, executive officers and nominees must complete an annual questionnaire and disclose all potential related person transactions involving themselves and their immediate family members that are known to them.

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CORPORATE GOVERNANCE AND BOARD MATTERS
Throughout the year, directors and executive officers must notify the Corporate Secretary and Chief Accounting Officer of any potential related person transactions as soon as they become aware of any such transaction. The Corporate Secretary and Chief Accounting Officer inform the Nominating and Governance Committee of any related person transaction of which they are aware. The Corporate Secretary and Chief Accounting Officer are responsible for conducting a preliminary analysis and review of potential related person transactions and presentation to the Nominating and Governance Committee for review, including provision of additional information to enable proper consideration by the Nominating and Governance Committee.
The Corporate Secretary and Chief Accounting Officer determine whether the proposed transaction should be submitted to the Nominating and Governance Committee for consideration at the next committee meeting or, if the Corporate Secretary and Chief Accounting Officer, in consultation with the Chief Executive Officer or Chief Financial Officer, determine that it is not practicable or desirable for the Company to wait until the next committee meeting, to the Chair of the Nominating and Governance Committee (who will possess delegated authority to act between committee meetings). As necessary, the Nominating and Governance Committee reviews approved related person transactions on a periodic basis throughout the duration of the transaction to ensure that the transactions remain in the best interests of the Company. The Nominating and Governance Committee may, in its discretion, engage outside counsel to review certain related person transactions. In addition, the Nominating and Governance Committee may request that the full Board of Directors consider the approval or ratification of related person transactions if the Nominating and Governance Committee deems it advisable.

A copy of our full policy concerning transactions with related persons is available on the Governance section of our website at www.riteaid.com under the headings “Corporate—Governance—Our Policies—Related Person Transactions.” Website content is not incorporated into this proxy statement.

Related Person Transactions
The brother of the Company’s Executive Vice President, Chief Financial Officer, Matthew Schroeder, is a partner in the law firm of Littler Mendelson P.C. The Company paid the law firm approximately $476,000 in fiscal year 2021 for employment and labor legal services. These legal services are provided to Rite Aid on an arm’s length basis. Mr. Schroeder has never had any role or involvement in the supervision of these services provided to Rite Aid or in any decisions regarding the retention of Littler Mendelson. The Company’s relationship with Littler Mendelson pre-dates Mr. Schroeder becoming an executive officer of Rite Aid. The Nominating and Governance Committee has reviewed the Company’s ongoing relationship with Littler Mendelson to ensure that it remains in the best interests of the Company.
The sister of the Company’s Executive Vice President, Secretary and General Counsel, Paul Gilbert, is a partner in the law firm of Bradley Arant Boult Cummings LLP (“Bradley Arant”). The Company paid the law firm approximately $160,000 in fiscal year 2021 for certain opioid litigation-related matters. These legal services are provided to Rite Aid on an arm’s length basis. Mr. Gilbert has not had a role in the decision regarding the retention of Bradley Arant, which pre-dates Mr. Gilbert becoming an associate and executive officer of Rite Aid. The Nominating and Governance Committee has reviewed the Company’s ongoing relationship with Bradley Arant to ensure that it remains in the best interests of the Company.

RITE AID CORPORATION   2021 Proxy Statement | 29

CORPORATE GOVERNANCE AND BOARD MATTERS
DIRECTORS’ COMPENSATION
Non-Management Director Service	Annual Cash Retainer(1) ($)
Non-management director	100,000
Additional annual retainers, for service as:
Chair of the Board	100,000
Committee Chairs
• Audit Committee	20,000
• Compensation Committee	10,000
• Nominating and Governance Committee	10,000
Audit Committee Member (other than the Chair)	10,000

(1)
Fees payable quarterly in arrears.

As shown, each non-management director receives an annual cash payment of $100,000, payable quarterly in arrears. In addition, (i) the Independent Chair of the Board receives an additional annual cash payment of $100,000; (ii) the Chair of the Audit Committee receives an additional annual cash payment of $20,000; (iii) the Chairs of the Compensation Committee and the Nominating and Governance Committee each receive an additional annual cash payment of $10,000; and (iv) each member of the Audit Committee (other than the Chair) receives an additional annual cash payment of $10,000. Non-management directors also receive an annual award of restricted stock units valued at $120,000 (with the number of shares subject to the grant calculated by dividing 120,000 by the closing price of our common stock on the date of grant, rounded to the nearest whole share).
The annual award of restricted stock units for fiscal year 2021 vested on the date of grant and the shares subject to the grant will become payable on a deferred basis upon the separation from service of the director.
A non-management director may also defer cash fees under the Rite Aid Corporation Director Deferred Compensation Plan established by the Company for compensation earned on or after April 1, 2020. Cash fees deferred are allocated to a bookkeeping account for the non-management director and notionally invested in accordance with the director’s election among a subset of investment funds available under the Company’s 401(k) savings plan. A non-management director’s deferral is paid on the director’s separation from service in a single lump sum. For fiscal year 2021, solely Ms. Harlam elected to participate in the Director Deferred Compensation Plan upon her appointment during our 2021 fiscal year, and except for fees in her initial month of service, 100% of Ms. Harlam’s cash fees were deferred until separation from service pursuant to the plan.
Directors who are officers and/or Rite Aid associates receive no separate compensation for service as directors or committee members. Directors are reimbursed for travel and lodging expenses associated with attending Board of Directors and Board committee meetings.
Non-management directors are subject to our Stock Ownership Guidelines discussed in the Compensation Discussion and Analysis under the caption “Director and Officer Stock Ownership Guidelines.”

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CORPORATE GOVERNANCE AND BOARD MATTERS
DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2021
The following Director Compensation Table sets forth fees, awards, and other compensation paid to or earned by our non-management directors who served during the fiscal year ended February 27, 2021:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change In Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Bruce G. Bodaken	200,000	120,008	—	—	—	—	320,008
Elizabeth “Busy” Burr	110,000	120,008	—	—	—	—	230,008
Bari Harlam(3)	58,132	119,164	—	—	—	—	177,296
Robert E. Knowling, Jr.	110,000	120,008	—	—	—	—	230,008
Kevin E. Lofton	110,000	120,008	—	—	—	—	230,008
Louis P. Miramontes	120,000	120,008	—	—	—	—	240,008
Arun Nayar	110,000	120,008	—	—	—	—	230,008
Kate B. Quinn	100,000	120,008	—	—	—	—	220,008
Marcy Syms(4)	50,000	—	—	—	—	—	50,000

(1)
Represents the grant date fair value of stock awards granted in fiscal year 2021 in accordance with Financial Accounting Standards Board (“FASB”) Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 18 to our financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended February 27, 2021, filed with the SEC on April 27, 2021. Delivery of the shares underlying the restricted stock unit awards are immediately vested upon grant; however, shares are held until the directors’ separation from service.

(2)
As of February 27, 2021, no unvested restricted stock unit awards and no stock option awards were held by any director.

(3)
Bari Harlam was appointed to the Board of Directors effective September 1, 2020.

(4)
Marcy Syms served as a member of the Board through July 8, 2020. Upon her separation from the Board, Ms. Syms became vested in 259 shares of our stock remaining from the grant of RSUs made on July 17, 2017.

RITE AID CORPORATION   2021 Proxy Statement | 31

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The accounting firm of Deloitte & Touche LLP (“Deloitte & Touche”) has been selected as the independent registered public accounting firm for the Company for the fiscal year ending February 26, 2022. Deloitte & Touche has audited the accounts and records of Rite Aid and its subsidiaries since 2000. Although the selection of accounting firms does not require ratification, the Board of Directors has directed that the appointment of Deloitte & Touche be submitted to the stockholders for ratification due to the significance of their appointment by the Company. If the stockholders do not ratify the appointment of Deloitte & Touche, the Audit Committee will consider the appointment of another independent registered public accounting firm. A representative of Deloitte & Touche will be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.
The Board of Directors unanimously recommends that you vote FOR the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022.
AUDITOR FEES
As outlined in the table below, we incurred the following fees, including expenses billed to the Company for the fiscal years ended February 27, 2021 and February 29, 2020 by our independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates.
	Year Ended
Fee Category	February 27, 2021 ($ millions)	February 29, 2020 ($ millions)
Audit fees(1)	2.4	2.3
Audit-related fees(2)	0.2	0.2
Tax fees(3)	—	—
All other fees	—	—
Total fees	2.6	2.5

(1)
Audit fees. Represents fees for audit of annual financial statements and reviews of interim financial statements, registration statement filings and comfort letters related to various refinancing activities.

(2)
Audit-related fees. Represents fees for acquisition-related due diligence procedures and audits of employee benefit plans’ financial statements.

(3)
Tax fees. Represents fees for tax compliance advice and planning.

AUDIT COMMITTEE REPORT
The Board of Directors has adopted a written charter of the Audit Committee which describes the role of the Audit Committee. The Audit Committee, among other things, appoints and engages our independent registered public accounting firm and oversees our financial reporting and internal control over financial reporting processes on behalf of the Board. Management has the primary responsibility for our financial statements, our accounting principles and our internal control over financial reporting. Our independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. Our independent registered public accounting firm also is responsible for expressing an opinion on the effectiveness of our internal control over financial reporting.

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PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
In fulfilling its oversight responsibilities, the Audit Committee met six times during fiscal year 2021.
During those meetings, the Audit Committee:
•
Met with our internal auditors and independent registered public accounting firm, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of our internal control over financial reporting and the overall quality of our financial reporting.

•
Reviewed and discussed with management and our independent registered public accounting firm, for their respective purposes, the audited financial statements included in our Annual Report on Form 10-K for fiscal year 2021. The discussions included the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements and the Annual Report on Form 10-K for fiscal year 2021.

•
Reviewed the unaudited interim financial statements and Forms 10-Q prepared each quarter by the Company.

•
Received management representations that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

•
Reviewed the Audit Committee charter.

•
Reviewed and discussed with our independent registered public accounting firm those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

•
Discussed with our independent registered public accounting firm matters relating to their independence and received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has considered whether the level of non-audit related services provided by our independent registered public accounting firm is consistent with maintaining their independence.

•
Pre-approved audit, other audit-related, and tax services performed by our independent registered public accounting firm.

In addition to pre-approving the audit and other audit-related and tax services performed by our independent registered public accounting firm, the Audit Committee requests fee estimates associated with each proposed service. Providing a fee estimate for a service incorporates appropriate oversight and control of the independent registered public accounting firm relationship. On a quarterly basis, the Audit Committee reviews the status of services and fees incurred year-to-date against pre-approved services and fee estimates.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 27, 2021 for filing with the SEC.
THE AUDIT COMMITTEE
Louis P. Miramontes, Chair
Elizabeth Burr
Arun Nayar

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PROPOSAL 3—ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act, stockholders have the opportunity to approve on an advisory, nonbinding basis the compensation of the named executive officers disclosed in this proxy statement. This is commonly referred to as a “say on pay” advisory vote. The Board of Directors recommends that you vote “FOR” this proposal.
As discussed in greater detail in the “Compensation Discussion and Analysis” (CD&A) section of this proxy statement, we pay compensation to attract, motivate, and retain the most talented and dedicated executives and to align the interests of our named executive officers, as designed, with the interests of our stockholders. The Company’s compensation programs are designed to:
•
reward our named executive officers for the achievement of annual and long-term strategic and operational goals and the achievement of increased total stockholder return, and

•
avoid the encouragement of unnecessary or excessive risk-taking.

The Company encourages stockholders to review the executive compensation disclosure in the CD&A and executive compensation tables in this proxy statement for complete details of its compensation program for its named executive officers and how the program is designed to achieve the Company’s compensation objectives.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers as described in this proxy statement.
The Board is presenting this proposal, which gives stockholders the opportunity to endorse or not endorse our executive pay program, on an advisory basis, by voting on the following resolution:
“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures.”
Although the advisory vote is non-binding, the Board values the opinions of stockholders. The Compensation Committee will review the results of the vote and will consider stockholders’ concerns and take into account the outcome of the vote when considering future decisions concerning our executive compensation program.
The Board of Directors unanimously recommends that you vote FOR the approval of the compensation of its named executive officers, as disclosed in this proxy statement.

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COMPENSATION DISCUSSION AND ANALYSIS
CD&A Contents
35	COMPENSATION DISCUSSION AND ANALYSIS
36	Letter from the Chair of Our Compensation Committee
38	Introduction
38	Executive Summary
38	Our Company
38	Leadership Team Growth and RxEvolution Execution
39	Our Response to COVID-19
39	Stockholder Vote on Executive Compensation and Stockholder Engagement
42	2021 Fiscal Year Key Business Highlights
43	Our Executive Compensation Philosophy
43	Pay Mix
44	Compensation Governance and Best Practices
44	Our Fiscal Year 2021 Pay Decisions
47	Objectives of Our Executive Compensation Program
47	Compensation Committee’s Processes
48	Peer Group and Competitive Pay
50	Components of Executive Compensation for Fiscal Year 2021
50	Base Salary
51	Annual Incentive Awards
55	Long-Term Incentive Program
56	Performance Awards
57	2019 Performance-based Units
58	2020 Performance-based Units
59	2021 Performance-based Units
59	Restricted Stock—Awards Under Fiscal Year 2021 Plan
60	Post-Employment and Change in Control Benefits
60	Other Benefits
60	Deductibility Cap on Executive Compensation
61	Policy Regarding Recoupment of Certain Compensation (“Clawback”)
61	Prohibition on Margin Accounts and Hedging and Similar Transactions
61	Director and Officer Stock Ownership Guidelines

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Letter from the Chair of Our Compensation Committee
DEAR FELLOW STOCKHOLDERS:
On behalf of the Compensation Committee of the Board of Directors of Rite Aid, I would like to share with you the Committee’s perspective on our stockholder engagement efforts, our approach to executive compensation, recent developments impacting our business and our strategic transformation.
Compensation Program and Stockholder Outreach
We strive to create an appropriate compensation program to align senior leaders with the goal of creating value for our stockholders and other stakeholders by growing our Rite Aid, Elixir and Health Dialog customer base and by offering improved services, products and solutions. These past few years have been a journey, as we have reached out to our stockholders and other stakeholders to understand their perspectives on our pay programs, and we have utilized their feedback to further align our pay programs with the interests of our stockholders and other stakeholders.
We were disappointed with the low level of stockholder support for our say on pay resolution.
With respect to the low support for our executive pay, we received feedback that stockholders wanted to better understand the Company’s engagement with stockholders on compensation and other related matters. Through subsequent conversations with stockholders following the 2020 Annual Meeting, we came to understand that while stockholders generally agreed with the changes made to the Company’s compensation plan since the negative say on pay votes in 2018 and disappointing levels of stockholder support in 2019 and 2020, stockholders desired additional outreach from the Company. As a result, members of Rite Aid management, including our CEO, CFO, SVP of Investor Relations, and I reached out to stockholders representing over 50% of our outstanding stock to gather feedback. We engaged with stockholders who responded to our outreach and held virtual meetings to gather feedback on governance, executive pay, and our commitment to ESG and DEI. This outreach has become a standard practice now, and the Compensation Committee considers the feedback from these sessions in making executive compensation decisions.
Impact of the Pandemic on Business Results and Pay Decisions
The impact of the pandemic on the Company was both positive and negative. Initially, the pandemic gave the Company momentum as customers rushed to stores to buy products. However, the decline in acute prescriptions and, cough, cold and flu remedies, and additional operational costs due to the pandemic were a few of the challenges resulting in Rite Aid missing the minimum threshold Adjusted EBITDA for the purposes of funding all of the bonus plans (Corporate, Store, and Supply Chain). The Company, at the direction of the Compensation Committee, undertook a detailed analysis to determine the extent to which the pandemic impacted both its threshold and target Adjusted EBITDA. As with other organizations dealing with the financial consequences of the pandemic, we had a difficult dilemma regarding what to do in a year where the Rite Aid team worked tirelessly to develop strategies to support communities by ensuring necessary supplies were stocked, administering COVID-19 testing and providing COVID-19 vaccines. Even with some benefits from COVID-19, the overall negative financial impact of the pandemic resulted in the Company missing two of its three targets. The analysis clearly pointed out that the higher expenses and lower volumes were due to COVID-19 and caused the target miss.
We strongly believe that pay should align with performance, and this focus is reflected in our executive compensation program. The majority of our executive team’s pay is at-risk and is based on meeting performance

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objectives aligned to our financial results and the Company’s strategy; however, it did not seem in alignment this year with the extremely unique circumstances surrounding the COVID-19 pandemic.
At the beginning of the pandemic, due to the unknown financial effects of the pandemic, the decision was made to give no base pay increases to our executives with the exception of Mr. Schroeder. Because Mr. Schroeder’s base pay fell below the median to the peer group, the Compensation Committee decided to not allow his base pay to fall farther behind.
Due to the dedication of the Company’s associates and extraordinary services to our communities during the pandemic, the Compensation Committee recommended to the Board of Directors that the Board exercise discretion to allow for a portion of the Company’s annual bonus plans to pay out to associates. The independent members of the Board, meeting in executive session without Ms. Donigan, accepted the Compensation Committee’s recommendation. No discretion was exercised for any additional performance-based plans (i.e., long-term incentive plans) and no additional perk or retention payments were made.
The decision to exercise discretion to pay annual bonuses was not taken lightly. Members of the Compensation Committee met with management and the Board of Directors on several occasions to discuss this situation and to ensure that the decision was in the best interests of Rite Aid and our stockholders.
Additional Stockholder Feedback
ESG and DEI transparency was a topic raised by several stockholders during our engagements. The Company is committed to increasing ESG and DEI disclosure and, in 2020, we published our second annual corporate social responsibility report, highlighting significant progress across ESG efforts, and demonstrating Rite Aid’s commitment to promoting whole health and better for you products to help our customers, associates and communities thrive.
In Closing
Over the last few years, Rite Aid put in place a new leadership team, including our new CEO, CFO, and COO, as well as a new Chief Pharmacy Officer, to promote a new vision for the Company. In fiscal year 2021, the new team began implementing our RxEvolution strategy to transform Rite Aid into the leading whole health destination that treats mind, body and spirit. To kick off the transformation, in November, 2020, the Company announced an integrated rebranding effort, including a new logo, refreshed digital experience, whole health merchandise, and a new Store-of-the-Future prototype piloting in select markets. This strategic transformation is aimed at growing our business and positioning the Company for our sustainable future.
Sincerely,
Robert E. Knowling, Jr.
Compensation Committee Chair

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Introduction
We encourage you to read this Compensation Discussion and Analysis for a detailed discussion and analysis of our fiscal year 2021 executive compensation program for the individuals named below. We refer to these individuals throughout this Compensation Discussion and Analysis and the accompanying tables as our “Named Executive Officers” or “NEOs.”
Heyward Donigan	James J. Peters	Matthew Schroeder
President and Chief Executive Officer (“CEO”)	Chief Operating Officer (“COO”)	Executive Vice President, Chief Financial Officer (“CFO”)
Jocelyn Z. Konrad	Justin Mennen	Daniel Robson(1)
Executive Vice President, Chief Pharmacy Officer	Executive Vice President, Chief Information Officer (“CIO”)	Former President of Elixir

(1)
Mr. Robson ceased to be employed by us as of January 27, 2021.

Executive Summary
Our Company

Rite Aid Corporation is on the front lines of delivering health care services and retail products to more than 1 million customers daily. We provide an array of whole health products and services for the entire family through more than 2,500 retail pharmacy locations across 17 states and our pharmacists are uniquely positioned to engage with customers and improve their health outcomes. Through Elixir, we provide pharmacy benefits and services to approximately 3.3 million members nationwide.
Leadership Team Growth and RxEvolution Execution

Over the last two fiscal years, Rite Aid has made significant changes to its executive leadership team, bringing in senior leaders from across the health care and retail industries to build and drive the Company’s transformation plan, RxEvolution. In August 2020, Paul Gilbert joined the Company and its executive leadership team as General Counsel and Corporate Secretary. In addition to the evolution of the executive leadership team, the Company also added 13 new leaders to the Company’s senior leadership team, bringing in specific expertise in the areas of health care strategic initiatives, pharmacy benefits management, eCommerce, enterprise technology, retail operations, supply chain and investor relations.
Together, in the course of a year, this leadership team moved with urgency to execute the Company’s RxEvolution strategy and transform Rite Aid into the leading whole health destination that treats mind, body and spirit. In November 2020, the Company launched its integrated rebranding effort. The brand refresh includes a new logo and brand identity that is rolling out across the chain, a refreshed digital experience, whole health merchandise, and its new Store-of-the-Future prototype piloting in select markets. In addition, the Company rebranded its Pharmacy Services segment, Elixir, to signal the move to crafted Rx solutions for target customers. The Company also launched a new member portal for Elixir customers in January 2021, and integrated Elixir and Rite Aid to realize operational synergies and take advantage of complementary businesses. The battle against the COVID-19 pandemic validated the Company’s plans to elevate the role of pharmacists. These trusted and accessible health care experts have proven essential in our communities by administering COVID-19 tests and vaccines, while also supporting customers with whole health advice as certified integrated pharmacy specialists.
Rite Aid RxEvolution

New logo	Enhanced digital experience	Whole health merchandise	New store prototype

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Our Response to COVID-19

Our role as a health care provider was particularly important in addressing the impact of the COVID-19 global pandemic on our customers, employees, and communities where we do business. In response to the global pandemic, the Company took several steps to support the health and safety of our associates and communities, as executed by Rite Aid management including the Named Executive Officers:
•
Formed a COVID-19 Task Force of Company leaders to monitor and address the evolving COVID-19 pandemic and ensure the Company was investing in and implementing measures to maintain the safety of customers and associates.

•
As of April 15, 2021, operated over 1,200 COVID-19 testing sites through its partnership with the U.S. Department of Health and Human Services, enabling access for customers to receive a test at no cost.

•
As of April 15, 2021, administered 2.5 million COVID-19 vaccines across 19 jurisdictions in nearly half of our stores and over 700 clinics, including clinics for vulnerable or underserved populations.

•
Committed approximately $47.9 million in safety and associate pay measures, including but not limited to Hero Pay and Hero Bonuses, the temporary administrative leave program, the temporary Pandemic Pay program, enhanced cleaning and sanitization, provision of personal protective equipment, temporary enhancements in the associate discount, and provision of other pandemic-related supplies (such as touchless infrared thermometers and the installation of clear plastic barriers).

Stockholder Vote on Executive Compensation and Stockholder Engagement

The Board has resolved to hold an advisory say on pay vote every year in connection with our annual meeting of stockholders and consistent with the preference of our stockholders.
At our 2020 Annual Meeting, approximately 50.2% of shares voted in favor of the compensation of our NEOs. The Board and Compensation Committee were disappointed and concerned about this result. Rite Aid management and the Board immediately went to work to reach out to stockholders to learn more about their concerns. A team of members of management, including our CFO, SVP of Investor Relations and in several cases the CEO, as well as our Compensation Committee Chair, Robert E. Knowling, Jr., reached out to owners of 50% of our stock to gather feedback on our pay and governance policies and practices. Our meetings were conducted virtually through online video conferencing or teleconference due to COVID-19 pandemic restrictions. We met with stockholders representing over 25% of our outstanding stock to gather feedback on governance, executive pay, and our commitment to ESG and DEI. Also following the 2020 Annual Meeting, Rite Aid held an Investor Presentation in July 2020.
Based on the 2020 say on pay voting result and the feedback we received over the past couple of years from stockholders, the Company has modified its compensation programs to address common items of feedback that we have heard from certain stockholders to ensure a strong alignment with stockholder interests.
Actions taken include:
•
Significantly increased stockholder outreach;

•
Revised metrics in the annual incentive plan to add two additional metrics to Adjusted EBITDA;

•
Differentiated metrics between the annual incentive plan and the long-term incentive plan;

•
Sought additional perspectives related to executive compensation resulting in the selection of a new Compensation Committee consultant; and

•
Accelerated Diversity, Equality and Inclusion (DEI) by hiring a VP of Diversity, Equity & Inclusion and amending the Compensation Committee Charter to include oversight of diversity and inclusion initiatives.

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The Compensation Committee will continue to review the results of future advisory say on pay votes and will consider stockholder concerns in future determinations regarding the compensation of our NEOs and governance practices.
What We Heard From Stockholders	Response to Stockholders
Lack of stockholder outreach	Significantly increased stockholder outreach as noted above
Drive appropriate performance through the use of more than one performance metric in annual incentive plan
Added Free Cash Flow and Adjusted Pharmacy Script Comparable as annual performance metrics in addition to Adjusted EBITDA. Fiscal year 2021 metrics and weightings were:
•
60% Adjusted EBITDA

•
20% Free Cash Flow (new for fiscal year 2021)

•
20% Adjusted Pharmacy Script Comparable (new for fiscal year 2021)

Minimize overlapping annual incentive and long-term incentive metrics
Eliminated EBITDA from the long-term incentive plan and added revenue and cumulative scripts metrics in addition to the leverage ratio metric. Fiscal year 2021 long-term incentive plan metrics and weightings were:
•
50% Leverage Ratio (continued from fiscal year 2020)

•
25% Cumulative Revenue (new for fiscal year 2021)

•
25% Cumulative Scripts (new for fiscal year 2021)

Disclose long-term incentive metrics	Enhanced disclosure of metrics, including results for completed periods
Ensure board level oversight of ESG strategy and enhance disclosure on current state and future plans to address ESG issues
Made an ongoing commitment to cleaner, less toxic ingredients in our products; investing in a product assortment that is consistent with our strategy of holistic health and wellness; and reducing our environmental footprint through renewable energy opportunities and waste reduction initiatives. Also took the following actions:
•
Adopted plan to issue TCFD report in 2021

•
Moved ESG oversight to the Nominating and Governance Committee

•
Created a cross-functional environmental sustainability steering committee that will meet regularly to execute and oversee implementation of climate strategy

•
Strengthened governance of climate risk as part of Enterprise Risk Management program

Ensure board level oversight of DEI strategy and disclose plans to address issues and enhance ongoing practices on DEI
•
Confirmed Compensation Committee to oversee DEI initiatives

•
CEO issued a public statement about the Company’s position on and intolerance of discrimination and racial injustice, which is posted on the front door of each store

•
Hired VP to develop and execute DEI strategy

•
Increased associate awareness and engagement around DEI

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Future Stockholder Engagement Efforts
The Company intends to engage with stockholders in fiscal year 2022, as follows:
Year-Round Efforts
•
Solicit feedback and seek to understand investor perspectives on issues of importance to them

•
Hold quarterly earnings calls

•
Monitor investor relations website and other related correspondence

•
Attend analyst conferences and participate in meetings with current stockholders and potential investors

Late Spring / Early Summer Efforts
•
Distribute our annual report and proxy statement to our stockholders

•
Extend first biannual invitation to our largest stockholders (together constituting holders of 50% or more of our outstanding shares of common stock) to discuss matters to be voted on at our upcoming annual meeting of stockholders

•
Discuss with stockholders topics of interest such as company performance, executive compensation, governance, DEI and ESG

Late Summer / Early Fall Efforts
•
Evaluate results of stockholder voting including our annual say on pay proposal and proxy advisor recommendations to establish the priorities for our stockholder engagement and to ensure that any significant concerns are identified and addressed

•
Assess results and review recommendations based on the Company’s strategic priorities

Late Fall / Early Winter Efforts
•
Review stockholder and proxy advisory policy changes and recent feedback to identify common concerns and themes

Late Winter / Early Spring Efforts
•
Respond to stockholder feedback or concerns and evolving practices by modifying our programs or enhancing our disclosure as appropriate

•
Extend second biannual invitation to discuss current concerns with our largest stockholders (together constituting holders of 50% or more of our outstanding shares of common stock)

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2021 Fiscal Year Key Business Highlights

In fiscal year 2021, Rite Aid made significant progress to position the Company for future growth. The management team developed a differentiated “go forward” strategy, its RxEvolution. The Company implemented LEAN initiatives to both reduce working capital tied to inventory and improve our retail pharmacists’ productivity. These efforts led to an approximately $180 million reduction in inventory, a 25% increase in front-end inventory turns and allowed our pharmacists to administer additional clinical services, COVID-19 testing and COVID-19 vaccines with minimal additional staffing. In addition, the Company enhanced its merchandise assortment with 75% of its categories being reset to new elevated merchandising standards which support whole health. The combination of these initiatives allowed the Company to achieve its highest-ever customer satisfaction score of 3.8 out of 5. Rite Aid strengthened its balance sheet by refinancing and extending a significant portion of debt, while also executing on a number of sale leaseback opportunities to generate cash and further its debt reduction initiatives. The Company also ended fiscal year 2021 with $1.7 billion in liquidity.
Below are the details related to key financial indicators used as performance measures in our incentive programs for fiscal year 2021:
Adjusted EBITDA:	Free Cash Flow:

•
Our Adjusted EBITDA from continuing operations for fiscal 2021 was $437.7 million or 1.8 percent of revenues, compared to $538.2 million or 2.5 percent of revenues for fiscal year 2020.

•
Front-end gross profit benefited from increased sales volume during the first quarter relating to the COVID-19 pandemic, partially offset by a nearly 37 percent decline in cough, cold and flu related categories during the fourth quarter.

•
The decrease in the Retail Pharmacy Segment Adjusted EBITDA was driven by higher SG&A expenses partially offset by increased Adjusted EBITDA gross profit. SG&A expenses were negatively impacted by incremental costs associated with the COVID-19 pandemic and the completion of services provided under the Transition Services Agreement with Walgreens.

•
Pharmacy gross profit benefited from an increase in maintenance prescription counts, partially offset by lower acute prescriptions resulting from the pandemic and continued reimbursement rate pressures.

•
The decrease in Adjusted EBITDA from continuing operations was due primarily to a decrease of $90.5 million in the Retail Pharmacy segment and a decrease of $10.0 million in the Pharmacy Services segment.

•
The improvement in Adjusted EBITDA gross profit relates to improvements in both pharmacy and front end.

•
The decrease in the Pharmacy Services Segment Adjusted EBITDA was due to increased drug costs within Medicare Part D, a decrease in gross profit within the segment’s small group business and SG&A spend related to an increase in Medicare Part D members.

•
Our Free Cash Flow for fiscal year 2021 was $393 million. Free Cash Flow was impacted by the reduction in adjusted EBITDA, which was offset by inventory reductions of $185 million driven by the reset of our merchandise assortment as part of our RxEvolution strategy.

•
In addition, capital expenditures were $232 million as we continued to invest in store renovations, prescription file buys and information technology initiatives.

Adjusted Script Comparable:
•
The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 1.3 percent over the prior year driven by increases in maintenance prescriptions, supported by personalized Medication Therapy Management interventions and home deliveries. This was partially offset by a pandemic-influenced reduction in acute prescriptions of 9.0 percent.

•
Our fiscal year 2021 Adjusted Script Comparable was 1.66%, which was impacted by the deferral of elective procedures and related acute prescription volume decrease due to COVID-19.

See Appendix A for a reconciliation of our Adjusted EBITDA, which is a non-GAAP measure, to net income under GAAP.

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Our Executive Compensation Philosophy

We believe strongly that pay should align with performance, and this focus is reflected in our executive compensation program. We seek to provide our NEOs with opportunities to earn total direct compensation (base salary, annual incentives, and long-term incentives) that is generally comparable to compensation levels provided to peer company executives and executives within other similarly-sized retailers and health services companies more broadly. Because of our desire to reinforce a performance-based culture, the Company emphasizes a compensation mix that is comprised primarily of variable pay. As a result, base salary makes up the smallest portion of total direct compensation for the NEOs, with variable pay in the form of annual and long-term incentives comprising the largest portion. The compensation mix varies by position, taking into account each position’s ability to influence Company results, as well as competitive practice.
Pay Mix

Our executive compensation program aims to appropriately balance the mix of cash and equity compensation, the mix of currently-paid and longer-term compensation, and the security of base benefits in a way that best furthers the compensation objectives discussed above. However, based on share usage constraints over the past few years, the mix of pay for our top executives has necessarily been weighted less toward equity compensation than is typical of our peers. Commencing in fiscal year 2021, we increased the relative weighting of the equity portion of executives’ target total remuneration opportunities to ensure greater alignment with stockholder interests and promote the retention of key new executive talent. Those equity opportunities consist of both performance-based equity that rewards executives based on Rite Aid’s financial achievements, and time-vested equity to promote the retention of critical executive talent and appropriately enhance current ownership levels.
The charts below show the overall mix of base salary, target annual incentives, and target long-term incentives for our active NEOs, Ms. Donigan, Messrs. Peters and Schroeder, Ms. Konrad and Mr. Mennen, for fiscal year 2021.
The majority of our NEOs’ target total direct compensation opportunity in fiscal year 2021 was provided in the form of performance-based compensation (variable pay), 89% for Ms. Donigan and 76% on average for our remaining NEOs serving at the end of the prior fiscal year.
Total Target Compensation

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Compensation Governance and Best Practices

The table below summarizes compensation governance and best practices Rite Aid follows.
WHAT WE DO	WHAT WE DON’T DO

Conduct annual stockholder advisory vote on the compensation of our named executive officers

Maintain dialogue with stockholders on various topics, including executive pay practices

Retain an independent executive compensation consultant to the Compensation Committee

Ensure that a significant portion of executive officer total target remuneration is at risk

Provide annual and long-term incentive plans with performance targets aligned to business goals

Require a designated level of stock ownership for all named executive officers

Require equity awards to have a double trigger (qualifying termination of employment and change in control)

Complete an annual incentive compensation risk assessment

Maintain a formal clawback policy for executive officers

Provide gross-up payments to cover personal income taxes or excise taxes related to executive severance benefits.

Permit executives to engage in hedging or pledging of Rite Aid securities

Reward executives for imprudent, inappropriate, or unnecessary risk-taking

Allow the repricing of equity awards without stockholder approval

Our Fiscal Year 2021 Pay Decisions

In establishing performance measures for our fiscal year 2021 incentive programs, we diversified our financial metrics between our annual bonus and our three-year long-term incentive plans, in part in response to stockholder feedback. Although the COVID-19 pandemic negatively impacted the Company’s performance, the Compensation Committee did not make any changes to the long-term incentive plans. However, the Committee did recommend to the Board the exercise of discretion to adjust the payouts under the annual bonus plan to compensate associates for their hard work and effective response to the challenges of the pandemic. Only one Named Executive Officer received a base salary increase in 2021, which was a merit increase given his salary was significantly below the peer group median for the position.
Annual bonus plan. The Rite Aid annual bonus plan metrics were Adjusted EBITDA (60%); Free Cash Flow (20%) and Adjusted Script Comparable (20%). In addition, the Rite Aid annual bonus plan has a “trigger” which establishes that the plan must meet the Adjusted EBITDA threshold for any participants to receive any payments under the plan.
The metrics for Elixir’s annual bonus plan, in which Dan Robson participated, were Adjusted EBITDA (75%) and Revenue (25%).
For fiscal year 2021, Rite Aid’s bonus plan established an Adjusted EBITDA threshold of $468.0 million, a Free Cash Flow threshold of $316 million, and an Adjusted Script Comparable threshold of 3.20%.
The Elixir bonus plan established an Adjusted EBITDA threshold of $164.5 million and revenue threshold of $3,230.0 million.
Our Adjusted EBITDA for the Rite Aid annual bonus plan calculation for fiscal year 2021 was $440.2 million, which was below our threshold of $468.0 million; Free Cash Flow was $393.2 million, which was above the target performance of $370.0 million; and Adjusted Script Comparable was 1.66% which, was below our threshold of 3.20%. Based on performance against the goal, and as described in more detail below under “Cash Incentive Bonuses,” our Named Executive Officers were not eligible for payment under the plan due to not meeting the plan “trigger” which is attainment of the Adjusted EBITDA threshold. However, the Compensation Committee took into account the unforeseeable nature of the global pandemic and its impact on the financial performance of the Company against the pre-established metrics (as discussed further below) and the dedication of the

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Company’s executives and extraordinary services to our communities during the pandemic. With the assistance of the Compensation Committee consultant, the Committee determined that recommending to the Board the use of discretion in determining the final bonus payments was warranted. The independent members of the Board, meeting in executive session without Ms. Donigan, accepted the Compensation Committee’s recommendation.
The table below illustrates the performance targets that were set under the annual bonus plan and the actual performance against such targets in fiscal year 2021.
Performance Level	Threshold (50%)	Target (100%)	Maximum (200%)	Actual Performance	% of Target Attainment
Adjusted EBITDA (millions)	$468	$520	$572	$440.2	0%
Free Cash Flow (millions)	$316	$370	$426	$393.2	113%
Adjusted Script Comparable	3.20%	3.70%	4.20%	1.66%	0%
Total Resulting Payout					0%
The Compensation Committee held several meetings with management to review the actual financial performance compared to the estimated financial performance without the challenging effects of COVID-19. Due to the effects of the pandemic, net income was negatively impacted by increased SG&A expenses to keep our associates and customers safe, and decreases in our Retail Pharmacy segment and Pharmacy Services segment, as discussed above under the caption “2021 Fiscal Year Key Business Highlights.” It was determined that without the net negative effects of COVID-19 on our fiscal 2021 performance, the Adjusted EBITDA threshold would have been met, therefore the Board, at the Compensation Committee’s recommendation, treated the Adjusted EBITDA threshold of $468 million as though it had been achieved, and permitted the other two metrics to operate as originally designed (which included achieving above-target Free Cash Flow at 113% of target).
Specifically, without the financial effects of COVID-19, the annual bonus plan was estimated to payout at 72%. After a thorough and lengthy deliberation and in consultation with the Board of Directors and Mercer, the Compensation Committee recommended to the Board of Directors that the Board exercise discretion to pay annual bonuses at 58% of target for fiscal year 2021 performance. The independent members of the Board, meeting in executive session without Ms. Donigan, accepted the Compensation Committee’s recommendation. The 58% payout corresponds to the payout level that would have been authorized had Rite Aid achieved the threshold level of Adjusted EBITDA and applying the actual level of performance for the Free Cash Flow and Adjusted Script Comparable metrics.
In making this determination, the Compensation Committee took into account the nature of the pandemic, which could not have been foreseen by our management team, the negative impacts of the pandemic, which were not the fault of management’s action or inaction, and management’s performance during the year, which included work in development and implementation of the RxEvolution strategy for growth and the Company’s initiatives to both reduce working capital tied to inventory and improve our retail pharmacists’ productivity. These efforts led to an approximately $180 million reduction in inventory and a 25% increase in front-end inventory turns. The Compensation Committee also considered the Named Executive Officers’ rapid response to the needs of our associates and customers (as highlighted under the caption “Our Response to COVID-19”). See Appendix A for a reconciliation of our Adjusted EBITDA, which is a non-GAAP measure, to net income under GAAP.
The Elixir annual incentive plan, which applied to Mr. Robson, is a calendar year plan (fiscal year 2020 for Elixir). The Elixir Adjusted EBITDA for the annual bonus plan calculation purposes for fiscal year 2021 was $157.5 million, which was below our threshold of $164.5 million and Revenue was $4,658.8 million which was above the maximum of $4,370.0 million. The Elixir plan paid out at 50% of target based on exceeding the maximum for one of the two performance targets.
Long-term incentive plan. Rite Aid and Elixir leaders participated in the Long-Term Incentive Plan that was structured to include 45% restricted stock and 55% share-settled performance units for our Named Executive Officers. The restricted stock portion vests 1/3 each year. The performance units have a three-year cliff vesting schedule. The performance units are conditioned on performance against three performance metrics: Leverage

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Ratio (50%); Cumulative Revenue (25%); and Cumulative Scripts (25%). These metrics are distinct from the metrics for Rite Aid’s annual bonus plan. Also, performance awards are subject to modification based on whether three-year relative stockholder return versus the Russell 3000 Index was positive or negative measured at the end of the performance period. The three-year performance goal for leverage ratio was set at the time of the grants; however, due to the volatility related to the pandemic, the decision was made to set a two-year performance goal for Cumulative Revenue and Cumulative Scripts metrics in 2022. See “Long-Term Incentive Program—Performance Awards.” For fiscal year 2021 and beyond, the Compensation Committee believes that it is increasingly critical to ensure that the executive team is properly-aligned with stockholder interests. For that purpose, we will leverage the equity plan we are asking stockholders to approve at the Annual Meeting as we aim to deliver an increasing proportion of target total compensation opportunities in the form of performance-based equity that rewards executives based on Rite Aid’s financial achievements, and time-vested equity that will promote the retention of critical executive talent and appropriately build current ownership levels.
Fiscal Year 2021 CEO Pay for Performance. Our CEO’s pay decreased by almost 15% year over year from fiscal 2020 to fiscal 2021, from $9.6 million to $8.2 million. This was primarily due to a decrease in Ms. Donigan’s annual cash award since she received a new hire award in fiscal 2020. During fiscal 2021, the first full fiscal year of Ms. Donigan’s tenure as CEO, Rite Aid’s one-year total stockholder return outperformed our GICS industry peers and the broader Russell 3000 index, as noted in the graphic below.
In addition, this positive performance under Ms. Donigan’s and her team’s leadership contributed to the Compensation Committee’s decision to exercise discretion to award bonuses at 58% of target even though the Company did not meet the threshold level of achievement with respect to the EBITDA trigger for the plan. The Compensation Committee considered the effectiveness of Ms. Donigan’s leadership in addressing the challenges of the pandemic, including developing and implementing the RxEvolution strategy for growth and the Company’s initiatives to both reduce working capital tied to inventory and improve our retail pharmacists’ productivity. Other achievements under Ms. Donigan’s leadership in fiscal 2021, included:
•
Implemented LEAN initiatives to reduce working capital tied to inventory, which resulted in improved inventory turns and reduced inventory by approximately $180 million

•
Increased front-end inventory turns by 25%

•
Enhanced merchandise assortment with 75% of categories being reset to new elevated merchandising standards that support whole health

•
Achieved our highest-ever customer satisfaction score of 3.8 out of 5

•
Strengthened our balance sheet by refinancing and extending a significant portion of debt

•
Executed on a number of sale leaseback opportunities to generate cash and further reduce debt

•
Ended fiscal year 2021 with $1.7 billion in liquidity

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EXECUTIVE COMPENSATION
The 58% payout under the annual incentive plan corresponds to the payout level that would have been authorized had Rite Aid achieved the threshold level of Adjusted EBITDA and applying the actual level of performance for the Free Cash Flow and Adjusted Script Comparable metrics.
Objectives of Our Executive Compensation Program
All of our executive compensation and executive benefits programs are within the purview of the Compensation Committee, which bases these programs on the same objectives that guide the Company in establishing all of its compensation programs. The Compensation Committee also administers the Company’s equity incentive compensation plans. In establishing or approving the compensation of our Named Executive Officers in any given year, the Compensation Committee is generally guided by the following objectives:
•
Compensation should be based on the level of job responsibility, individual performance, and corporate performance, and should foster the long-term focus required for success in the pharmacy, health care services and retail health care industry. As associates progress to higher levels in the organization, an increasing proportion of their pay is linked to Company performance and stockholder returns and to longer-term performance because they are in a position to have greater influence on longer-term results.

•
Compensation should reflect the value of the job in the marketplace. To attract and retain a highly skilled, diverse work force, we must remain competitive with the pay of other employers who compete with us for talent.

•
Compensation should reward performance. Our programs should deliver compensation that is related to our corporate performance. Where corporate performance falls short of expectations, the programs should deliver lower-tier compensation. In addition, the objectives of pay-for-performance and retention must be balanced. Even in periods of temporary downturns in overall corporate performance, the programs should continue to ensure that successful, high-achieving associates will remain motivated and committed to the Company to support the stability and future needs of the Company.

•
To be effective, performance-based compensation programs should enable associates to easily understand how their efforts can affect their pay, both directly through individual performance accomplishments and indirectly through contributing to the Company’s achievement of its strategic and operational goals.

•
Compensation programs should reward performance relative to consistent measures and goals at all levels of the organization. While the programs and individual pay levels will always reflect differences in job responsibilities, geographies, and marketplace considerations, the overall structure of compensation and benefit programs should be broadly similar across the organization.

•
Compensation and benefit programs should attract and retain associates who are interested in being a part of the Rite Aid team.

Compensation Committee’s Processes
In making executive pay decisions, the Compensation Committee assesses Company performance and reviews competitive compensation levels at a peer group of companies to ensure the Company’s executive compensation program is achieving its objectives.
The Compensation Committee uses Company performance measures in two ways:
•
In assessing the linkage between actual total compensation and performance, the Compensation Committee considers various measures of Company and industry performance, such as comparable store sales and script count growth, pharmacy services segment revenue growth, EBITDA growth, debt leverage ratios, return on average invested capital and net assets, relevant strategic initiatives, and total stockholder return. In determining performance relative to the Company’s peer group (as discussed further below), the Compensation Committee does not apply a formula or assign these performance measures relative weights. Instead, it makes a subjective determination after considering such measures collectively.

•
The Compensation Committee has established specific Company target incentive/award levels and performance measures that determine the size of payouts under the Company’s two formula-based incentive programs—the annual cash incentive bonus program and long-term incentive program.

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EXECUTIVE COMPENSATION
Peer Group and Competitive Pay
For fiscal year 2021, the Compensation Committee, with the help of its independent compensation consultant at the time, Exequity LLP, assessed the Company’s programs relative to a peer group of organizations and published survey data. Because the Company has a limited number of publicly-traded direct competitors and because pharmacy sales (which account for over two-thirds of the Company’s retail revenue) are governed by third-party contracts, we reviewed potential peers relative to multiple criteria including:
•
Competitors for executive talent, such as grocery store chains, discount department stores, pharmacy benefits managers, companies engaged in pharmaceutical distribution, and health care services organizations;

•
Competitors for investment capital, such as companies considered peers by financial analysts, companies with a similar capital structure or companies whose stock price movement correlated most directly with Rite Aid;

•
Companies with which Rite Aid competes for customers that have pharmacy operations, offer similar merchandise as Rite Aid, or provide health care services; and

•
Companies of similar size based on revenue, EBITDA and enterprise value.

Fiscal Year 2021 Peer Group(1)
Peer Company	Revenues ($ Millions)(1)	EBITDA ($ Millions)(1)	Enterprise Value ($ Millions)(2)
Best Buy Co., Inc.	43,638	2,865	21,417
Macy’s, Inc.	25,331	1,889	10,814
Dollar General Corp.	27,754	2,842	49,723
Dollar Tree, Inc.	23,611	2,230	29,142
AutoNation, Inc.	21,336	963	6,231
Kohl’s Corporation	19,974	2,129	11,531
The Gap, Inc.	16,383	1,637	11,372
Nordstrom	15,524	1,445	9,329
Laboratory Corporation of America Holdings	11,555	1,969	23,885
Community Health Systems, Inc.	13,210	1,391	14,978
LBrands	12,914	1,829	13,592
Bed Bath & Beyond Inc.	11,159	287	4,275
J.C. Penney Company, Inc.(3)	11,167	610	4,262
DaVita Inc.	11,388	2,371	21,177
Office Depot Inc.	10,647	500	2,805
Owens & Minor, Inc.	9,211	187	2,020

75th Percentile	21,904	2,154	21,237
Median	14,367	1,733	11,452
25th Percentile	11,333	875	5,742

Rite Aid	21,928	573	7,280
Percentile Rank	75%	18%	29%

(1)
Represents the last 12 months of data through February 2020 from Standard & Poor’s Capital IQ

(2)
Represents the Current Enterprise Value as reported by Bloomberg on 2/28/2020

(3)
Now known as Old COPPER Company, Inc.

The Compensation Committee compares the compensation levels of Rite Aid’s NEOs to peer company compensation levels in the aggregate, and also compares the pay of individual executives if the jobs are sufficiently similar to make the comparison meaningful.

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EXECUTIVE COMPENSATION
In addition to peer group data, the Compensation Committee reviews market data based on specific functional responsibility for each executive from published survey data. The survey analysis targets data from similarly sized retail organizations based on each executive’s functional responsibility. The surveys used in the analysis include Mercer’s 2020 Executive Remuneration Suite, Mercer’s 2020 Retail Compensation and Benefits Survey, and Willis Towers Watson’s 2020 Survey Report on Top Management Compensation.
The Compensation Committee considers peer group and survey data to evaluate the degree to which the executive compensation program as a whole is competitive, and generally aims to establish target total direct compensation opportunities that are appropriately-aligned with the medians of these comparator groups. The incentive plans were designed so executives can earn above competitive pay levels for superior performance and below competitive pay levels if performance is below expectations. The Compensation Committee assesses overall alignment of the compensation program rather than benchmarking a specific target position with consideration of factors, such as Company and individual performance, how executive roles function within Rite Aid, concerns about executive retention, and availability of equity compensation. The Compensation Committee assesses Rite Aid’s performance relative to its peer group on both a one- and three-year basis and observed alignment of performance with actual total direct compensation levels for the executives in the aggregate.
From 2010 until November 2020, management engaged Mercer, a compensation consultant, and a wholly-owned subsidiary of Marsh & McLennan Companies (“MMC”), to provide management with compensation information for certain executive officers. Pursuant to the terms of its retention, Mercer reported directly to management, although the Compensation Committee reviewed Mercer’s recommendations and an analysis prepared by management and Mercer in determining fiscal year 2021 compensation for the Named Executive Officers.
From June 2010 until November 2020, Exequity LLP served as the Compensation Committee’s independent consultant.
To gain a fresh perspective on executive compensation matters, in December 2020, the Compensation Committee retained Mercer as its independent consultant. Although Rite Aid management previously engaged Mercer in fiscal year 2021, when the Compensation Committee selected Mercer for its independent compensation consultant, management ceased retaining Mercer for executive compensation services. For the time management used Mercer for compensation services in fiscal year 2021, Mercer received approximately $357,000 in consulting fees. In addition, Rite Aid management retained an MMC affiliate for risk management and business consulting services resulting in fees of approximately $2.9 million. The Compensation Committee has conducted independence assessments of Exequity, LLP and Mercer, including considering the fees for other services provided by Mercer to the Company, consistent with NYSE listing standards and concluded that the engagements of Mercer and Exequity, LLP did not raise any conflicts of interest or similar concerns.
With respect to fiscal year 2021, Mercer and Exequity LLP reviewed recommendations and analysis prepared by management and provided advice and counsel to the Compensation Committee for the applicable periods during which they were engaged. Exequity LLP did not provide any other services to the Company.
Total compensation review. The Compensation Committee reviews each named executive’s base pay, annual bonus, and long-term incentives annually with input from the Compensation Committee’s independent compensation consultant. Following the fiscal year 2021 review, the Compensation Committee determined that the target level and components of compensation for fiscal year 2021 were competitive and reasonable in the aggregate.

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EXECUTIVE COMPENSATION
Components of Executive Compensation for Fiscal Year 2021
For fiscal year 2021, the regular compensation program for our Named Executive Officers consisted of four primary components: (i) base salary, (ii) a cash incentive bonus opportunity under the Company’s annual incentive bonus plan, (iii) long-term incentives consisting of restricted stock and performance-based units, and (iv) a benefits package, including retirement and welfare benefits (which are generally provided to all associates of Rite Aid on a non-discriminatory basis), and limited perquisites. A significant portion of total compensation under the fiscal year 2021 program is variable, meaning it is subject to meeting specified performance goals and is comprised of target annual incentives and target long-term incentives.
Our executive compensation program aims to appropriately balance the mix of cash and equity compensation, the mix of currently-paid and longer-term compensation, and the security of base benefits consistent with the compensation objectives discussed above. However, based on share usage constraints over the past few years, the mix of pay for our top executives has necessarily been weighted less toward equity compensation than is typical of our peers. For fiscal year 2021, we leveraged the equity plan stockholders approved at the 2020 Annual Meeting to increase the relative weighting of the equity portion of executives’ target total remuneration opportunities to ensure greater alignment with stockholder interests and promote the retention of key new executive talent. Our NEOs’ equity opportunities consist of both performance-based equity that rewards executives based on Rite Aid’s financial achievements, and time-vested equity that promotes retention of critical executive talent and enhances current ownership levels.
Base Salary

Base salary is one element of an executive’s annual cash compensation and reflects the executive’s long-term performance, skill set, and the market value of that skill set. In setting base salaries for fiscal year 2021, the Compensation Committee considered the following factors:
•
Base salary levels at peer group companies to test for reasonableness and competitiveness

•
Subjective judgment in view of the Company’s compensation objectives

•
Relative internal pay levels and pay equity

•
Individual performance

•
Promotions or increased responsibility

•
Overall pay mix

•
Preference towards increased performance-based pay

Consistent with our compensation objectives, as executives progress to higher levels in the organization, a greater proportion of overall compensation is directly linked to Company performance and stockholder returns. For example, Ms. Donigan’s target total direct compensation is more heavily weighted toward incentive compensation (89%) than that of the other Named Executive Officers (76% on average).
For 2021, the Compensation Committee reviewed the Named Executive Officers’ base salaries, considering the principles described above under “The Compensation Committee’s Processes.” For the officers other than Mr. Schroeder, the Compensation Committee determined that no increase in base salary would be appropriate due to the impact of the pandemic and its unknown financial implications to the organization in the future. The table below details base salaries for our active Named Executive Officers as of the end of fiscal year 2021, and shows that only Mr. Schroeder received any increase as discussed above and describes the rationale for that base salary decision:

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Executive	Base Salary at End of FY 2020	Base Salary at End of FY 2021	Change from Prior Fiscal Year	Rationale
Heyward Donigan	$1,000,000	$1,000,000	0%	Due to unknown financial volatility related to COVID-19
James J. Peters	$750,000	$750,000	0%	Due to unknown financial volatility related to COVID-19
Matthew Schroeder	$550,000	$650,100	18.2%	Merit increase in light of salary significantly below median for the position
Jocelyn Z. Konrad	$600,000	$600,000	0%	Due to unknown financial volatility related to COVID-19
Justin Mennen	$500,000	$500,000	0%	Due to unknown financial volatility related to COVID-19
Annual Incentive Awards

The Company’s annual incentive plan is designed to reward the NEOs for meeting the Company’s financial objectives. For each fiscal year, the Compensation Committee establishes a target percentage of salary for each participant at the beginning of the fiscal year and approves the financial goals required for the Company to pay an award. Payouts for the NEOs are based on the Company’s financial results for the year relative to the predetermined performance measures.
Annual incentive targets. Targets for each NEO were based on job responsibilities, internal relativity, and peer group and survey data. The Compensation Committee’s objective was to set bonus targets so total annual cash compensation (including base salary and annual incentive assuming a target payout) was generally aligned with the market with a substantial portion of that compensation linked to corporate performance. Consistent with our executive compensation philosophy, individuals with greater job responsibilities had a greater proportion of their total cash compensation tied to Company performance through the incentive plan. Under the plan formula, payouts can range from 0% to 200% of target depending on Company performance. We adjusted the payout that could be achieved at threshold from 25% to 50% to better align with the market. The Compensation Committee established the following threshold, target and maximum payouts as a percentage of base salary for fiscal year 2021:
Annual Incentive Opportunity
Executive	Threshold Payout (as a % of Salary)	Target Payout (as a % of Salary)	Maximum Payout (as a % of Salary)
Heyward Donigan	100%	200%	400%
James J. Peters	62.5%	125%	250%
Matthew Schroeder	50%	100%	200%
Jocelyn Z. Konrad	50%	100%	200%
Justin Mennen	37.5%	75%	150%
Daniel Robson	50%	100%	200%
Annual Incentive Plan Metrics. To drive appropriate performance through the Annual Incentive Plan and to respond to stock holders concerns that the plan should use more than a single performance metric, the Compensation Committee added Free Cash Flow and Adjusted Pharmacy Script Comparable as performance metrics in addition to EBITDA. FY 2021 metrics and weightings are: 60% Adjusted EBITDA, 20% Free Cash Flow (New for FY21) and 20% Adjusted Pharmacy Script Comparable (New for FY21). This diversification of metrics and minimizing of overlapping metrics between the annual and long-term incentive plans is intended to decrease the risks associated with placing too much emphasis on a single metric. Our fiscal year 2021 was a unique year, as discussed above under the caption “Our Fiscal 2021 Pay Decisions,” but we expect to also apply three metrics for FY 2022.

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EXECUTIVE COMPENSATION
Annual Incentive Plan Metrics	Weighting	Description
Consolidated Adjusted EBITDA
Adjusted EBITDA is the most heavily weighted measure because it appropriately encourages the NEOs to focus on improving operating results which ultimately drive stockholder value. EBITDA growth has historically shown a strong positive correlation with three-year and five-year total stockholder return for Rite Aid and its peer group. The majority of Rite Aid’s peer companies use an EBITDA measure in their annual incentive plans. Based on Rite Aid’s current financial situation and capital structure, the Compensation Committee believes that Adjusted EBITDA is the best indicator of Rite Aid’s operating performance. The measure is tracked regularly and is clearly understood by the officers and they can impact the measure by taking actions to improve the operating performance of our stores. In addition, the Company regularly communicates Adjusted EBITDA to the investment community.
The Compensation Committee established an Adjusted EBITDA performance target of $520.0 million for fiscal year 2021, based on the financial plan targets. Because of prescription reimbursement rate challenges, the competitive environment in which the Company operates, and the variability around the timing of benefits from the Company’s RxEvolution strategic initiatives, the Compensation Committee also established a threshold at which management could be rewarded at 50% of bonus target at achievement of Adjusted EBITDA of $468.0 million (90% of target), and a maximum at which management could be rewarded at 200% of bonus target at achievement of Adjusted EBITDA of $572.0 million (110% of target).
In fiscal year 2021, challenges caused by the COVID-19 pandemic had a negative impact on our fiscal year 2021 results, and Rite Aid’s annual bonus plan calculated Consolidated Adjusted EBITDA was $440.2 million, which was below threshold.
Consolidated Adjusted EBITDA consists of Adjusted EBITDA from continuing operations. As discussed in greater detail in Appendix A, we define Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt retirements, the WBA merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation settlement, severance, restructuring-related costs and costs related to facility closures and gain or loss on sale of assets). We reference this particular non-GAAP financial measure as a basis for incentive compensation and also in our corporate decision-making because it provides supplemental information that facilitates internal comparisons to the historical operating performance of prior periods and external comparisons to competitors’ historical operating performance.

Free Cash Flow
Free cash flow is defined as Adjusted EBITDA plus or minus changes in inventory (on a FIFO basis) minus capital expenditures.
Free Cash Flow is a critical metric for our Company as it represents the cash we generate after accounting for capital expenditures to support and grow our business, and includes benefits generated from ongoing inventory and working capital management. A key aspect of our market value and future opportunities are derived from our ability to continue to reduce total debt outstanding and our corresponding leverage ratio.
Based on our current debt position, we believe Free Cash Flow is the best indicator of our ability to continue to meet our debt obligations, pay down debt and to enhance the Company’s capital structure. The use of Free Cash Flow aligns our management to the key objective of improving our leverage ratio and delivering enhanced stockholder value.

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EXECUTIVE COMPENSATION
Annual Incentive Plan Metrics	Weighting	Description
Free Cash Flow (continued)
The Compensation Committee established a Free Cash Flow performance target of $370.0 million for fiscal year 2021, based on the financial plan targets. In addition, the Compensation Committee established a threshold at which management could be rewarded at 50% of bonus target at achievement of Free Cash Flow of $316.0 million (85% of target), and a maximum at which management could be rewarded at 200% of bonus target at achievement of Free Cash Flow of $426 million (115% of target).
In fiscal year 2021, Free Cash Flow was $393 million. Free Cash Flow was impacted by the reduction in adjusted EBITDA, which was offset by inventory reductions of $185 million driven by the reset of our merchandise assortment as part of our RxEvolution strategy. In addition, capital expenditures were $232 million as we continued to invest in store renovations, prescription file buys and information technology initiatives.

Adjusted Script Comparable
The Adjusted Script Growth is based on Rite Aid’s comparable store script count growth rate for 30 day equivalent scripts without controlled substances.
Rite Aid believes that a key component to increasing shareholder value is company growth. As a health care company with a large retail pharmacy footprint, increasing pharmacy customers and the number of prescriptions filled is a key factor in that growth, bringing not only higher revenue to the pharmacy but also increasing foot traffic and front-end sales in our stores. For this reason, the Company deems adjusted comparable scripts to be vital to our business, and using this measurement in the bonus structure is critical to aligning our management objectives with the goal of increased stockholder value.
The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 1.3 percent over the prior year driven by increases in maintenance prescriptions, supported by personalized Medication Therapy Management interventions and home deliveries, partially offset by a pandemic influenced reduction in acute prescriptions of 9.0 percent.

The threshold, target, maximum and actual performance against the goals for the annual incentive plan for fiscal year 2021 are each set out in the table below. For fiscal year 2021, our Adjusted EBITDA for the Rite Aid annual bonus plan calculation was $440.2 million, which was below our threshold of $468.0 million; Free Cash Flow was $393.2 million, which was above target and Adjusted Script Comparable was 1.66%, which was below our threshold of 3.20%.
Fiscal Year 2021 Rite Aid Annual Incentive Plan Performance Goal
Performance Level	Weighting	Threshold (50%)	Target (100%)	Maximum (200%)	Actual Performance	Resulting Payout as a % of Target Award
Adjusted EBITDA (millions)	60%	$468	$520	$572	$440.2	0%
Free Cash Flow (millions)	20%	$316	$370	$426	$393.2	141%
Adjusted Script Comparable	20%	3.20%	3.70%	4.20%	1.66%	0%
Total Resulting Payout						0%
Based on performance against the goal, our Named Executive Officers were not eligible for payment under the plan due to not meeting the plan “trigger” which is attainment of the Adjusted EBITDA threshold. However, the Compensation Committee took into account the unforeseeable nature of the global pandemic and its impact on the financial performance of the Company against the pre-established metrics and, with the assistance of the Compensation Committee consultant, recommended to the Board that the use of discretion in determining the final bonus payments was warranted. The independent members of the Board, meeting in executive session without Ms. Donigan, accepted the Compensation Committee’s recommendation.

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EXECUTIVE COMPENSATION
The Compensation Committee held several meetings with management to review the actual financial performance compared to the estimated financial performance without the challenging effects of COVID-19. It was determined that without the effects of COVID-19, the financial performance for purposes of the Rite Aid annual incentive plan would have been between threshold and target levels of the plan. It was determined that without the effects of COVID-19, the Adjusted EBITDA threshold would have been met and the financial performance for purposes of the Rite Aid annual incentive plan would have fallen between threshold and target levels of the plan based on achieving above target Free Cash Flow of 113% of target. Without the effects of COVID-19, the plan was estimated to payout at 72%. After long deliberation and in consultation with the Board of Directors and Mercer, the Compensation Committee recommended that the Board exercise discretion to pay bonus at 58% of target for fiscal year 2021 performance. The independent members of the Board, meeting in executive session without Ms. Donigan, accepted the Compensation Committee’s recommendation. See Appendix A for a reconciliation of our Adjusted EBITDA, which is a non-GAAP measure, to net income under GAAP.
As discussed above under the caption “Our Fiscal 2021 Pay Decisions,” although the annual incentive plan did not payout due to the challenges posed by the pandemic, the decision was taken with due care (and consideration of individual contributions) to make discretionary bonus payments to participants in the program, including our active named executive officers.
Each of our NEOs demonstrated effective leadership during a very difficult year and the Compensation Committee determined providing annual bonuses at 58% of target was prudent to continue to motivate and retain our management team. The Committee considered the following contributions and achievements in deciding to exercise discretion to award a bonus to the NEOs:
•
Implemented LEAN initiatives to reduce working capital tied to inventory

•
Improved our retail pharmacists’ productivity

•
Reduced inventory by approximately $180 million

•
Increased front-end inventory turns by 25%

•
Enhanced merchandise assortment with 75% of categories being reset to new elevated merchandising standards that support whole health

•
Achieved our highest-ever customer satisfaction score of 3.8 out of 5

•
Strengthened our balance sheet by refinancing and extending a significant portion of debt

•
Executed on a number of sale leaseback opportunities to generate cash and further debt reduction

•
Ended fiscal year 2021 with $1.7 billion in liquidity

The actual plan payouts and their percentage of target for fiscal year 2021 are set out in the table below:
Fiscal Year 2021 Rite Aid Annual Incentive Plan Payouts
Executive	Target Bonus Opportunity	Discretionary Payout as a % of Target	Calculated Payout
Heyward Donigan	$2,000,000	58%	$1,160,000
James J. Peters	$937,500	58%	$543,750
Matthew Schroeder	$650,100	58%	$377,058
Jocelyn Z. Konrad	$600,000	58%	$348,000
Justin Mennen	$500,000	58%	$290,000
The Elixir annual incentive plan, which applied to Mr. Robson, is a calendar year plan (fiscal year 2020 for Elixir). The Elixir Adjusted EBITDA for the annual bonus plan calculation purposes for fiscal year 2021 was $157.5 million, which was below our threshold of $164.5 million and Revenue was $4,658.8 million, which was above the maximum of $4,370.0 million. The Elixir plan paid out at 50% of target based on exceeding the maximum for one of the two performance targets.

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The threshold, target, maximum and actual performance against the goals for the annual incentive plan for Mr. Robson for fiscal year 2020 are set out in the table below:
Fiscal Year 2020 Elixir Annual Incentive Plan Performance Goal
Performance Level	Weighting	Threshold (50%)	Target (100%)	Maximum (200%)	Actual Performance	Resulting Payout as a % of Target Award
Adjusted EBITDA (millions)	75%	$164.5	$182.8	$210.2	$157.5	0%
Revenue (millions)	25%	$3,230.0	$3,800.0	$4,370.0	$4,658.8	200%
Total Resulting Payout						50%
The actual plan payouts resulting from the above referenced performance and their percentage of target for fiscal year 2021 are set out in the table below:
Fiscal Year 2020 Elixir Annual Incentive Plan Payouts
Executive	Target Bonus Opportunity	Payout as a % of Target	Calculated Payout
Daniel Robson	$550,000	50%	$275,000
Long-Term Incentive Program

The purpose of the long-term incentive program is to support the long-term perspective necessary for continued success in our business and focus our NEOs on creating long-term, sustainable stockholder value.
Long-term incentive target opportunity. Our annual long-term incentive (“LTI”) target opportunities for each NEO are shown below:
Long-Term Incentive Target Opportunities
Executive	Target Opportunity (as a % of Salary)
Heyward Donigan	600%
James J. Peters	300%
Matthew Schroeder	250%
Jocelyn Z. Konrad	225%
Justin Mennen	150%
Daniel Robson(1)	225%

(1)
Mr. Robson is no longer eligible for the FY 2021-2023 long-term performance-based unit award and two-thirds of the restricted stock granted on July 8, 2020 as a result of his separation from employment with the Company on January 27, 2021.

The Compensation Committee reviewed available peer group data and found that the design of the long-term incentive program is reasonably aligned with general retail industry market practice. Target grant values for individual executive officers were established based on individual performance, ability to effect results and internal relativity. Consistent with the Company’s compensation philosophy, executive officers at higher levels received a greater proportion of total pay in the form of long-term incentives. For fiscal year 2021, the Company increased the NEOs’ target opportunities in order to provide a larger portion of their total target compensation in the form of equity to create better alignment to performance of the Company and stockholders’ interests.
Long-term incentive mix. Under the LTI plan, we grant performance-based units and restricted stock. In fiscal year 2021, we decreased the percentage of the performance-based units from 70% to 55% due to the limited number of shares available that could be issued in respect to variable awards. We will leverage the equity plan we

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EXECUTIVE COMPENSATION
are asking stockholders to approve at the Annual Meeting as we aim to deliver an increasing proportion of target total compensation opportunities in the form of performance-based equity that rewards executives based on Rite Aid’s financial achievements. Restricted stock grants generally vest over a multi-year period (three years or longer) and are tied to the value of our stock.
Vehicle	Approximate Proportion of 2021 Long-Term Incentive Target Opportunity	Purpose
Performance-Based Units		Links compensation to multi-year operating results on key measures tied to stockholder value creation
Restricted Stock		Supports retention and provides a vehicle with more stability and less risk. Aligns executive and stockholder interests and focuses executives on value creation
In determining the overall mix of long-term incentive vehicles, the following factors were considered:
•
Risk/reward tradeoffs: Using multiple long-term incentive vehicles can balance the need for a strong performance-based program against risk to executives.

•
Performance measurement: Using a combination of vehicles allows the Company to focus executives on both stock price appreciation and achievement of consistent operating results, which we believe leads to creation of value for stockholders.

•
Management of share usage and market practice: Rite Aid considers market practice concerning both share usage and competitive long-term incentive levels. Rite Aid uses either a stock-based performance vehicle or a cash-based performance vehicle which is aligned with peer companies and retailers of similar size. The target LTI mix has been selected to align the compensation opportunity for executives and associates with our stockholder return.

The Compensation Committee’s process for setting grant dates is discussed below. On the approval date, those values are converted to the equivalent number of shares based on the closing price of the Company’s common stock on the date of approval.
Grant timing. The Compensation Committee has a policy that, in the normal course, annual long-term incentive awards (other than special or new hire grants) will be approved by the Compensation Committee once a year at its annual meeting held in connection with the annual stockholders’ meeting, with a grant date of the later of the second business day after release of the Company’s first quarter earnings or the date of approval. Grants are made to the NEOs at the same time awards are made to all other associates as part of the annual grant process.
Special awards. From time to time, the Company may make grants in addition to the annual equity grant, including to NEOs. Typically, these grants include awards to new hires such as inducement awards, promotional awards, or retention awards. Special awards can be utilized to provide performance incentives in connection with specific corporate or financial goals of the Company. No special awards of this latter type were made to our NEOs in fiscal year 2021.
Performance Awards

Performance awards are intended to align interests of executives with those of stockholders through the use of measures the Company believes drive its long-term success. Performance awards are normally granted annually and are structured as a targeted number of units based on the Company’s achievement of specific performance levels with payout generally occurring after a three-year period.

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2019 Performance-based Units

For the 2019 performance award grants (“2019-2021 Plan”), the Compensation Committee based 80% of the award on the achievement of Adjusted EBITDA goals and the remaining 20% on return on net assets performance. However, due to the delay in grant timing and the significant uncertainty during the transition of our business in 2019, as well as prescription reimbursement rate challenges, the 2019-2021 Plan financial performance goals were based on the accumulation of one-year goals set for 2020 and 2021 only. As in prior cycles, the Compensation Committee added a provision subjecting the award to modification (+/- 25%) based on our relative stockholder return versus the Russell 3000 Index over the full 2019-2021 performance period.
As shown in the table below, payouts can range from 0% (for performance below threshold) to 250% of the target number of units (for performance at or above maximum) and 37.5% of the target unit award can be earned for performance at threshold levels.
The following charts summarize the financial performance calculation and the cash payment that was earned:
Financial Performance Calculation: EVP 2019-2021 Plan
Component Metric	Component Weighting	Threshold Performance (50% Payout)	Target Performance (100% Payout)	Maximum Performance (200% Payout)	Actual Performance	Component Payout %
2020-2021 Adjusted EBITDA		$839,320	$1,049,150	$1,258,980	$978,411	82.5%
2020-2021 RONA		1.76%	2.2%	2.64%	0.4%	0%
Weighted Sub-Total						66%
TSR Relative to Russell 3000	Modifier				See Note (a) below.	+25%
Final Calculated Payout						82.5%

(a)
The TSR of 50% over the performance period ended Feb. 26, 2021 corresponded to a percentile rank of 72nd (746 out of 2691), which was in the top third and resulted in a TSR multiple of 1.25x.

2019-2021 EVP Plan Payouts
Executive	Target Award $	Payout %	Calculated Payout
Jocelyn Z. Konrad	$484,300	82.5%	$399,547.50
For the 2019-2021 performance award grants awarded to associates who were Senior Vice Presidents of the Company (the “SVP 2019-2021 Plan”), participants had the opportunity to earn cash payments after the end of fiscal year 2021, contingent on performance relative to accumulated two-year Company financial performance goals for each of fiscal year 2020 and fiscal year 2021. Such financial performance was based 80% on the Adjusted EBITDA and 20% Return on Net Assets (“RONA”) goals. Mr. Schroeder participated in the SVP 2019-2021 Plan. The following charts summarize the financial performance calculation and the cash payment that was earned:

RITE AID CORPORATION   2021 Proxy Statement | 57

EXECUTIVE COMPENSATION
Financial Performance Calculation: SVP 2019-2021 Plan
Component Metric	Component Weighting	Threshold Performance (50% Payout)	Target Performance (100% Payout)	Maximum Performance (200% Payout)	Actual Performance	Component Payout %
2020-2021 Adjusted EBITDA		$839,320	$1,049,150	$1,258,980	$978,411	82.5%
2020-2021 RONA		1.76%	2.2%	2.64%	0.4%	0%
Weighted Sub-Total						66%
Final Calculated Payout						66%
SVP 2019-2020 Plan Payouts
Executive	Target Award $	Payout %	Calculated Payout
Matthew Schroeder	$208,200	66%	$137,412
2020 Performance-based Units

For the 2020 performance-based unit grants (“2020-2022 Plan”), the Compensation Committee based 50% of the award on the achievement of cumulative Adjusted EBITDA goals, 25% on the achievement of EBITDA contribution from specific strategic initiatives (measured on an annual basis and then aggregated over three years), and the remaining 25% on the achievement of specific cumulative leverage ratio goals. As in prior cycles, the Compensation Committee added a provision subjecting the award to modification based on our relative stockholder return versus the Russell 3000 Index over the full 2020-2022 performance period.
Under the 2020-2022 Plan, participants have the opportunity to earn cash payments after the end of fiscal year 2022, contingent on cumulative Adjusted EBITDA, EBITDA contribution from specific strategic initiatives, and cumulative leverage ratio. The value of a unit granted under the 2020-2022 Plan is equal to $1.00. These performance targets align the interests of our executives with those of our stockholders. In addition, to further align the interests of our executives with those of our stockholders and add an additional incentive for them to create sustainable long-term value for the Company, the Compensation Committee also determined to subject the award to modification of +/− 25% based on our relative stockholder return versus the Russell 3000 Index over the three-year vesting period. As shown in the table below, payouts can range from 0% (for performance below threshold) to 250% of the target number of units (for performance at or above maximum) and 37.5% of the target unit award can be earned for performance at threshold levels.
2020-2022 Plan: Performance-based Units
Executive	Threshold Award ($)	Target Award ($)	Maximum Award ($)
Heyward Donigan	N/A	N/A	N/A
James J. Peters	N/A	N/A	N/A
Matthew Schroeder	216,563	577,500	1,443,750
Jocelyn Z. Konrad	315,000	840,000	2,100,000
Justin Mennen	164,063	437,500	1,039,750
Daniel Robson(1)	25,780	68,750	171,875

(1)
Mr. Robson is not eligible for the 2020-2022 long-term performance-based cash award granted on July 17, 2019 as a result of his separation from employment with the Company on January 27, 2021.

58 | RITE AID CORPORATION   2021 Proxy Statement

EXECUTIVE COMPENSATION
2021 Performance-based Units

For the 2021 performance-based unit grants (“2021-2023 Plan”), the Compensation Committee eliminated EBITDA from the LTIP and added revenue and cumulative scripts metrics in addition to the leverage ratio metric to avoid overlapping metrics with the annual incentive plan in part in response to stockholder feedback. By diversifying the performance metrics across Rite Aid’s performance-based program of annual and long-term incentives, the Company seeks to ensure that the program drives Company performance across multiple metrics and that the variable pay components are suitably challenging. The 2021 awards are based on the following performance metrics:
•
Three-year Leverage Ratio weighted 50% (continued from FY20 Plan Design but increased from 25% to 50%)

•
Two-Year Cumulative Revenue weighted 25% (New for FY21 Plan Design)

•
Two-Year Cumulative Scripts weighted 25% (New for FY21 Plan Design)

Leverage Ratio was selected as a metric because it is recognized as a leading indicator of a company's financial health. A reduction in the leverage ratio allows management to not only focus on EBITDA growth but also reducing the Company's debt level. In addition, Cumulative Revenue and Cumulative Scripts were selected to ensure appropriate growth opportunities for the Company. As a health care company with a large retail pharmacy footprint, increasing pharmacy customers and the number of prescriptions filled is a key factor in growth, bringing not only higher revenue to the pharmacy but increasing the front-end sales in our stores.
The two-year goals will be set by the Compensation Committee in 2022 to allow the Compensation Committee to smooth volatility and the flexibility to require performance in line with the needs of Rite Aid’s business. These performance targets are intended to align the interests of our executives with those of our stockholders. As in prior years, to further align the interests of our executives with those of our stockholders and add an additional incentive for them to create sustainable long-term value for the Company, the Compensation Committee also determined to subject the award to modification of +/− 25% based on our relative stockholder return versus the Russell 3000 Index over the three-year cliff vesting period, which ends after certification of fiscal year 2023 results.
As shown in the table below, payouts can range from 0% (for performance below threshold) to 187.5% of the target number of units (for performance at or above maximum), with 37.5% earned for performance at the threshold levels.
2021-2023 Plan: Performance-based Units
Executive	Threshold Award ($)	Target Award ($)	Maximum Award ($)
Heyward Donigan	1,237,500	3,300,000	6,187,500
James J. Peters	464,063	1,237,500	2,320,313
Matthew Schroeder	335,156	893,750	1,675,781
Jocelyn Z. Konrad	278,438	742,500	1,392,188
Justin Mennen	154,688	412,500	773,438
Daniel Robson(1)	255,234	680,625	1,276,172

(1)
Mr. Robson was not eligible to earn the FY 2021-2023 long-term performance-based unit award as a result of his separation from employment with the Company on January 27, 2021.

Restricted Stock—Awards Under Fiscal Year 2021 Plan

Restricted stock grants are intended to support retention of executives and focus them on long-term performance because they generally vest over a multi-year period (three years or longer) and are tied to the value of our stock. The risk profile of restricted stock is aligned with stockholders, as it can motivate executives to both increase and preserve stock price. The table below summarizes 2021 restricted stock awards:

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EXECUTIVE COMPENSATION
2021 Restricted Stock Awards
Executive	Award Value ($)	Number of Shares (#)
Heyward Donigan	2,700,000	150,334
James J. Peters	1,012,500	56,375
Matthew Schroeder	731,250	40,715
Jocelyn Z. Konrad	607,500	33,825
Justin Mennen	337,500	18,792
Daniel Robson(1)	556,875	31,006

(1)
Mr. Robson is not eligible for two-thirds of the restricted stock awards granted on July 8, 2020 as a result of his separation from employment with the Company on January 27, 2021.

Post-Employment and Change in Control Benefits
To attract highly skilled executives and to provide for certainty of rights and obligations, Rite Aid has historically provided employment agreements to its executive officers, including our Named Executive Officers. The terms of the employment agreements are described in more detail under the caption “Executive Employment Agreements.” Additional information regarding the severance and change in control benefits provided under the employment agreements is described under the section entitled “Executive Compensation—Potential Payments Upon Termination or Change in Control.” Mr. Robson’s employment terminated without cause under circumstances entitling him to severance under his employment agreement with us. Additional information regarding Mr. Robson’s departure is provided under the caption “Executive Compensation, Executive Employment Agreement” and the caption “Executive Compensation—Potential Payments Upon Termination or Change in Control—Named Executive Officer Departure During Fiscal Year 2021.”
Other Benefits
Our compensation program for our Named Executive Officers also features other benefits, including participation in our 401(k) savings plan, a tax-qualified defined contribution plan under which participants can save for retirement subject to IRS limits, and life, disability and health insurance benefits on the same general terms as other participants in these programs. We provide very limited perquisites to officers of the Company including the Named Executive Officers pursuant to the officer’s employment agreements, such as financial planning and automobile allowances.
Deductibility Cap on Executive Compensation
To maintain flexibility and the ability to pay competitive compensation, we do not require all compensation to be deductible. Section 162(m) of the Internal Revenue Code generally limits to $1.0 million the amount of remuneration that the Company may deduct in any calendar year for certain executive officers. Prior to 2018, we structured our annual incentive awards and long-term incentive awards with the intention of meeting the exception to this limitation for “performance-based” compensation, as defined in Section 162(m), so that these amounts could be fully deductible for income tax purposes. The performance-based exception was eliminated effective January 1, 2018, and compensation paid to our NEOs in excess of $1.0 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of, and not modified after, November 2, 2017. To maintain the flexibility to provide compensation programs for our NEOs that will best incentivize them to achieve our key business objectives and create sustainable long-term stockholder value, the Compensation Committee reserves the right to pay compensation that may not be deductible to the Company if it determines that doing so would be in the best interests of the Company.

60 | RITE AID CORPORATION   2021 Proxy Statement

EXECUTIVE COMPENSATION
Policy Regarding Recoupment of Certain Compensation
The Company has adopted a formal compensation recovery or “clawback” policy for its executive officers, including all NEOs, which covers all compensation paid or awarded. Under the policy, the Board of Directors may seek to recoup from executives certain incentive compensation, including cash bonuses and equity incentive awards paid based on the achievement of financial performance metrics, in the event the Company is required to restate its financial statements. In March 2020, the Board amended the Company’s clawback policy to (1) expand its scope to cover executive officers’ misconduct in violation of law, Company policy or the code of conduct, including an executive officer’s material failure to exercise his or her assigned oversight responsibilities, that results in material financial, operational or reputational harm to the Company (collectively, “Detrimental Harm”) and (2) require public disclosure of recoupment of compensation where the underlying facts are disclosed, subject to certain legal and privacy rights considerations. The Board of Directors may seek to recoup, or cause to be forfeited, all or a portion of the bonus, incentive compensation or equity-based compensation received by, or awarded in respect of the period of misconduct in cases of Detrimental Harm.
Prohibition on Margin Accounts and Hedging and Similar Transactions
Our directors, officers and other associates are prohibited from engaging in hedging or monetization transactions, such as zero-cost collars, equity swaps, exchange funds and forward sale contracts, with respect to our securities. Because hedging transactions might allow a director, officer or other associate to continue to own our securities, whether obtained through our equity compensation plans or otherwise, without the full risks and rewards of ownership, such hedging transactions are prohibited. Directors, officers and other employees are also prohibited from holding in a margin account, or otherwise pledging, Company securities as collateral for a loan.
Director and Officer Stock Ownership Guidelines
Our Stock Ownership Guidelines have been established to further the investment of our non-management directors, executive officers, and Senior Vice Presidents in the success of the Company and to encourage a long-term perspective in managing the Company.
Following a comprehensive governance review, effective as of April 10, 2019, we revised our stock ownership guidelines to be in line with the market. The ownership requirement for non-management directors was also increased to five times the annual cash retainer. The current stock ownership requirements are:
Position	Minimum Ownership Requirements
Chief Executive Officer	5 times base salary
Chief Operating Officer	3 times base salary
Senior Executive Vice Presidents	3 times base salary
Executive Vice Presidents	2 times base salary
Senior Vice Presidents	1 times base salary
Non-Management Directors	5 times annual cash retainer
Newly appointed or promoted executives who are or become subject to our Stock Ownership Guidelines and newly elected non-management directors have five years from the time they are appointed, promoted, or elected, as the case may be, to meet the stock ownership requirements. Given how new each of our Named Executive Officers is in his or her role, and how modest current equity holdings are as a result, it will be critical to continue to promote the alignment of our Named Executives Officers’ interests with those of our stockholders. Therefore, as noted earlier in this Compensation Discussion and Analysis, we will aim to increasingly emphasize equity components of compensation going forward, through efficient use of the equity plan. We are asking stockholders to approve an amendment and restatement of the Rite Aid Corporation 2020 Omnibus Equity Incentive Plan at the Annual Meeting. For more information about the plan proposal, see “Proposal No. 4—Approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan.”

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EXECUTIVE COMPENSATION
For purposes of determining stock ownership levels, the following forms of equity interests in the Company are included:
•
Shares owned outright by the participant or his or her immediate family members residing in the same household;

•
Restricted stock and restricted stock units whether or not vested; and

•
Shares underlying Rite Aid stock options whether or not vested.

Restricted stock and restricted stock units, whether or not vested, and shares owned count as one (1) share equivalent per share beneficially owned and stock options, whether or not vested, count as one-half (.5) share equivalent per stock option.
The Compensation Committee is responsible for interpreting and administering the Stock Ownership Guidelines, and may, from time to time, reevaluate and revise the Stock Ownership Guidelines, including when there are changes to the Company’s capital structure or where implementation of the Stock Ownership Guidelines would cause a non-management director, executive officer, or Senior Vice President to incur a hardship due to his or her unique financial circumstances.

62 | RITE AID CORPORATION   2021 Proxy Statement

EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Robert E. Knowling, Jr., Chair
Louis P. Miramontes
Kate B. Quinn

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EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following summary compensation table sets forth the cash and non-cash compensation for the fiscal year ended February 27, 2021 paid to or earned by (i) all persons who served as our principal executive officer, (ii) all persons who served as our principal financial officer, (iii) the three most highly compensated executive officers of the Company other than the principal executive officer or the principal financial officer who were serving at the end of the 2021 fiscal year, and (iv) one additional former executive officer who would have been among such three most highly compensated executive officers of the Company had he continued to serve at the end of the 2021 fiscal year (collectively, the “Named Executive Officers”). The summary compensation table also sets forth the cash and non-cash compensation for the fiscal years ended February 29, 2020 and March 2, 2019, respectively, for the individuals who were considered Named Executive Officers in the applicable fiscal year.
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Heyward Donigan(6) (President and CEO)	2021	1,000,000	1,160,000	7,389,087	—	—	—	22,000	9,571,087
	2020	538,462	3,203,234	1,999,998	1,999,646	777,000	—	101,000	8,619,340
James J. Peters(7) (COO)	2021	750,000	543,750	2,770,908	—	—	—	17,000	4,081,658
	2020	288,462	—	499,770	499,969	260,156	—	10,000	1,558,356
Matthew Schroeder(8) (Executive VP, CFO)	2021	648,177	377,058	2,001,211	—	137,412	—	12,000	3,175,858
	2020	544,098	—	247,722	—	366,300	258,466	215,700	1,632,286
Jocelyn Z. Konrad (Executive VP, Chief Pharmacy Officer)	2021	600,000	348,000	1,662,545	—	399,548	—	17,000	3,027,093
	2020	594,663	—	359,898	—	399,660	32,310	250,969	1,637,500
	2019	461,034	—	207,592	—	204,103	—	358,250	1,230,979
Justin Mennen(9) (Executive VP, Chief Information Officer)	2021	500,000	217,500	923,636	—	—	—	13,655	1,654,791
Daniel Robson(10) (Former President of Elixir)	2021	559,244		1,523,999	—	275,000	—	96,207	2,454,450

(1)
Except as expressly noted, the amounts reported reflect the discretionary cash bonuses paid to the Named Executive Officers with respect to fiscal year 2021.

(2)
The amounts reported reflect the aggregate grant date fair value of each stock award and option award computed in accordance with FASB ASC Topic 718 or under the assumptions noted. For information regarding the assumptions used in determining the fair value of an award shown in this column, please refer to Note 18 of the Company’s Annual Report on Form 10-K as filed with the SEC on April 27, 2021. Note 17 of the Company’s Annual Report on Form 10-K as filed with the SEC on April 27, 2020, and Note 17 of the Company’s Annual Report on Form 10-K as filed with the SEC on April 25, 2019. The 2021 stock award includes the grant date fair value of restricted stock awards and performance awards at target, as shown in the chart below. Assuming the maximum level of achievement under the performance awards, the grant date fair value of such awards for each of the Named Executive Officers would be as follows: Ms. Donigan, $6,187,500; Mr. Peters, $2,320,313; Mr. Schroeder, $1,675,781; Ms. Konrad, $1,392,188; Mr. Mennen, $773,438; and Mr. Robson, $1,276,172. The performance awards are subject to liability accounting under FASB ASC Topic 718 and the value reported represents the value determined utilizing the Monte Carlo simulation technique as measured for the reporting period ended February 27 2021, assuming the stock price of $25.52.

64 | RITE AID CORPORATION   2021 Proxy Statement

EXECUTIVE COMPENSATION
Name	Restricted Stock Award ($)	Performance Award Target Performance ($)	Total Stock Award ($)
Ms. Donigan	2,700,000	4,689,087	7,389,087
Mr. Peters	1,012,500	1,758,408	2,770,908
Mr. Schroeder	731,250	1,269,961	2,001,211
Ms. Konrad	607,500	1,055,045	1,662,545
Mr. Mennen	337,500	586,136	923,636
Mr. Robson(a)	556,875	967,124	1,523,999

(a)
Mr. Robson forfeited the performance award shown and certain unvested restricted stock awards upon his termination of employment.

(3)
Represent amounts earned under cash Performance Units that were granted in fiscal year 2019 and vested in fiscal year 2021 for Mr. Schroeder and Ms. Konrad and amounts earned under the 2020 Elixir Annual Incentive Plan for Mr. Robson. See award details under the caption “Components of Executive Compensation for Fiscal Year 2021.”

(4)
Represents above-market earnings (over 120% of the “applicable federal rate”), if applicable, under the Company’s defined contribution supplemental executive retirement plan, which was terminated as of March 2019.

(5)
The amounts in the “All Other Compensation” column for fiscal year 2021 consist of the following:

Name	Financial Planning ($)	Severance Paid or Accrued ($)(a)	Automobile Allowance ($)	Cell Phone Stipend ($)	Other Fringe Benefits ($)
Ms. Donigan	10,000	—	12,000	—	—
Mr. Peters	5,000	—	12,000	—	—
Mr. Schroeder	—	—	12,000	—	—
Ms. Konrad	5,000	—	12,000	—	—
Mr. Mennen	1,655	—	12,000	—	—
Mr. Robson(a)	—	81,647	12,000	1,500	1,060

(a)
Mr. Robson departed the company on January 27, 2021, his separation details are provided below under the caption “Potential Payments Upon Termination or Change in Control—Named Executive Officer Departure During Fiscal Year 2021.”

(6)
Ms. Donigan joined the Company on August 12, 2019.

(7)
Mr. Peters joined the Company on October 7, 2019.

(8)
Mr. Schroeder first became a Named Executive Officer of the Company in fiscal year 2020.

(9)
Mr. Mennen joined the company on January 2, 2019 and first became a Named Executive Officer of the Company for fiscal year 2021.

(10)
Mr. Robson ceased to be employed by us as of January 27, 2021. See the narrative under the caption “Executive Employment Agreements, Employment Agreement with Daniel Robson” for additional information. For a description of the separation agreement entered into with Mr. Robson, please see the narrative under the caption “Potential Payments Upon Termination or Change in Control—Named Executive Officer Departure During Fiscal Year 2021.”

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EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL YEAR 2021
The following table summarizes grants of plan-based awards made to Named Executive Officers during our fiscal year ended February 27, 2021.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards (#)(3)	All Other Option Awards (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Heyward Donigan	7/08/2020	—	—	—	68,903	183,742	344,516		—	—	4,689,087
	7/08/2020							150,334			2,700,000
		1,000,000	2,000,000	4,000,000	—	—	—	—	—	—
James J. Peters	7/08/2020	—	—	—	25,839	68,903	129,193		—	—	1,758,408
	7/08/2020							56,375			1,012,500
		468,750	937,500	1,875,000	—	—	—	—	—	—
Matthew Schroeder	7/08/2020	—	—	—	18,661	49,763	93,306		—	—	1,269,961
	7/08/2020							40,715			731,250
		325,050	650,100	1,300,200	—	—	—	—	—	—
Jocelyn Z. Konrad	7/08/2020	—	—	—	15,503	41,342	77,516		—	—	1,055,045
	7/08/2020							33,825			607,500
		300,000	600,000	1,200,000	—	—	—	—	—	—
Justin Mennen	7/08/2020	—	—	—	8,613	22,968	43,064		—	—	586,136
	7/08/2020							18,792			337,500
		250,000	500,000	1,000,000	—	—	—	—	—	—
Daniel Robson(5)	7/08/2020	—	—	—	14,211	37,897	71,056		—	—	967,124
	7/08/2020							31,006			556,875
		275,000	550,000	1,100,000	—	—	—	—	—	—
(1)
Reflects each such officer’s opportunity to earn an annual cash incentive bonus, as discussed in the Compensation Discussion and Analysis under the caption “Cash Incentive Bonuses.” Actual annual cash incentives earned for the fiscal year are reflected in the Summary Compensation Table and discussed in the Compensation Discussion and Analysis section under the caption “Cash Incentive Bonuses.”

(2)
On July 8, 2020, each Named Executive Officer received a grant of performance stock units that will be earned at the end of the Company’s 2022 fiscal year based upon the achievement of a three-year leverage ratio goal, two-year cumulative revenue goal and two-year cumulative scripts goal, subject to a +/- 25% TSR modifier, provided that the Named Executive Officer is continuously employed at the Company through the date of the earnings release.

(3)
On July 8, 2020, the Named Executive Officers received a grant of restricted stock, as described in the Compensation Discussion and Analysis, under the caption “Components of Executive Compensation for Fiscal Year 2021—Restricted Stock.” These grants will vest based on continued employment with respect to one third on each of the first three anniversaries of the grant date.

(4)
Represents the grant date fair value, measured in accordance with FASB ASC Topic 718 of stock awards made in fiscal year 2021. Grant date fair values are calculated pursuant to assumptions set forth in Note 18 of the Company’s Annual Report on form 10-K filed with the SEC on April 27, 2021. See also The Summary Compensation Table under “Stock Awards” and the accompanying footnote to the table relating to the performance stock unit awards.

(5)
Mr. Robson vested in one third of the shares of restricted stock shown with the remainder being forfeited as a result of his separation from employment with the Company on January 27, 2021, and was eligible for a prorated portion of any earned fiscal year 2021 annual cash incentive. Mr. Robson forfeited his performance share units as a result of his departure and will not receive a payout under the equity incentive plan awards shown.

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EXECUTIVE COMPENSATION
EXECUTIVE EMPLOYMENT AGREEMENTS
Rite Aid entered into employment agreements with each of the Named Executive Officers, which govern the material terms of their employment and were in effect during the Company’s last completed fiscal year.
Employment Agreement with Heyward Donigan.

Term; Base Salary; Incentives. The Company entered into an employment agreement with Ms. Donigan, dated as of August 8, 2019. The employment agreement has an initial term of two (2) years commencing August 12, 2019, and thereafter will automatically renew for successive one (1) year terms unless either she or the Company gives prior notice of nonrenewal. Pursuant to her employment agreement, Ms. Donigan will be paid an annual base salary of $1,000,000, she will be eligible for a target annual cash bonus opportunity equal to 200% of her base salary and, beginning in the Company’s 2021 fiscal year, she will be granted annual long-term equity incentive awards with a grant date fair value equal to 600% of her base salary, consistent with the award issuances to other senior executives of the Company.
Employment Agreement with James J. Peters.

Term; Base Salary; Incentives. The Company entered into an employment agreement with Mr. Peters, dated as of October 2, 2019. The employment agreement has an initial term of two (2) years commencing October 7, 2019, and thereafter will automatically renew for successive one (1) year terms unless either he or the Company gives prior notice of nonrenewal. Pursuant to his employment agreement, Mr. Peters will be paid an annual base salary of $750,000, he will be eligible for a target annual cash bonus opportunity equal to 125% of his base salary and, beginning in the Company’s 2021 fiscal year, he will be granted annual long-term equity incentive awards with a grant date fair value equal to 300% of his base salary, consistent with the award issuances to other senior executives of the Company.
Employment Agreements with Matthew Schroeder, Justin Mennen and Jocelyn Z. Konrad.

In General. Each of the employment agreements entered into with Messrs. Schroeder, Mennen and Ms. Konrad, respectively, provide for a term of employment that is automatically renewed from year to year, unless either party provides the other with 120 (180 for Mr. Schroeder) days’ notice of an intent not to renew.
Salary and Incentives. The respective agreements provide each executive with a base salary and an incentive compensation target (which may be reviewed periodically for increase by the Compensation Committee). The following base salary amounts and incentive targets applied to the Named Executive Officers during fiscal year 2021. Mr. Schroeder’s base salary was increased to $648,177, his target annual bonus opportunity was set at 100% of base salary, and his target long-term incentive compensation award opportunity was set at 250% of his base salary. Mr. Mennen’s base salary was increased to $500,000, his target annual bonus opportunity was set at 75% of base salary, and his target long-term incentive compensation award opportunity was set at 150% of his base salary. Ms. Konrad’s base salary was increased to $600,000, her target annual bonus opportunity was set at 100% of base salary, and her target long-term incentive compensation award opportunity was set at 225% of her base salary.
Employment Agreement with Daniel Robson; Separation.

Term; Base Salary; Incentives. RXOptions, LLC (now Elixir), a subsidiary of the Company, entered into an employment agreement with Mr. Robson, dated as of December 12, 2019, which was subsequently terminated. Pursuant to his employment agreement, Mr. Robson was paid an initial annual base salary of $550,000, and he was eligible for a target annual cash bonus opportunity equal to 100% of his base salary. Mr. Robson also participated in the Company’s annual long-term equity incentive plan, and was eligible to receive awards with a grant date fair value equal to 200% of his base salary, consistent with the award issuances to other senior executives of the Company. Mr. Robson’s base salary for fiscal year 2021 was increased to $559,244.

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EXECUTIVE COMPENSATION
Mr. Robson ceased serving as the President of Elixir effective as of January 27, 2021 in connection with our elimination of this position and the assumption by Ms. Donigan, our Chief Executive Officer, of the duties of this role at Elixir. Mr. Robson’s termination was governed by his employment agreement as a termination without cause. In connection with his departure, the Company and Mr. Robson entered into a separation agreement, which is discussed below under the caption “Named Executive Officer Departure During Fiscal Year 2021.”
Terms Applicable to All Named Executive Officers Under Employment Agreements.

Other Benefits. Pursuant to their employment agreements, while employed, each of the Named Executive Officers is entitled to participate in Rite Aid’s tax-qualified savings plan, welfare benefits, fringe benefit and perquisite programs as in effect from time to time.
Restrictive Covenants. The employment agreement of each Named Executive Officer prohibits the officer from competing with Rite Aid during his or her employment period and for a period of one year (two years for Mr. Schroeder) thereafter.
Termination and Change in Control Benefits. The provisions of the employment agreements relating to termination of employment are described under the caption “Potential Payments Upon Termination or Change in Control” below. The terms of the separation agreement entered into with Mr. Robson is also described under the caption “Named Executive Officer Departure During Fiscal year 2021” included in the “Potential Payments Upon Termination or Change in Control” section below.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR 2021 YEAR-END
The following table summarizes the number of securities underlying outstanding equity awards for the Named Executive Officers. All share amounts and option exercise prices presented reflect the reverse stock split, implemented by the company as of April 22, 2019, including awards made prior to April 22, 2019.
	Option Awards					Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: # of Unearned Shares or Units That Have Not Vested (#)(1)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units of Stock That Have Not Vested ($)(4)
Heyward Donigan	8/12/2019	125,729	377,184	—	7.02	8/12/2029	189,933	3,718,888	—	—
	7/8/2020	—	—	—			150,334	2,943,540	183,742	3,597,668
James J. Peters	10/7/2019	36,300	72,600	—	8.10	10/7/2029	41,133	805,384	—	—
	7/8/2020	—	—	—			56,375	1,103,823	68,903	1,349,121
Matthew Schroeder	6/25/2012	1,213	—	—	26.40	6/25/2022	—	—	—	—
	6/24/2013	694	—	—	55.20	6/24/2023	—	—	—	—
	6/23/2014	740	—	—	141.60	6/23/2024	—	—	—	—
	6/24/2015	745	—	—	173.60	6/24/2025
	1/4//2019	—	—	—	—		1,931	37,809
	7/17/2019	—	—	—	—		21,200	415,096
	7/8/2020	—	—	—	—		40,715	797,200	49,763	974,360
Jocelyn Z. Konrad	6/27/2011	1,655	—	—	24.80	6/27/2021	—	—	—	—
	6/25/2012	1,690	—	—	26.40	6/25/2022	—	—	—	—
	6/24/2013	675	—	—	55.20	6/24/2023	—	—	—	—
	6/23/2014	330	—	—	141.60	6/23/2024	—	—	—	—
	6/24/2015	580	—	—	173.60	6/24/2025	—	—	—	—
	7/17/2017	—	—	—	—	—	—	—	—	—
	1/4/2019	—	—	—	—	—	4,493	87,973
	7/17/2019	—	—	—	—	—	30,800	603,064	—	—
	7/8/2020	—	—	—	—	—	33,825	662,294	41,342	809,476
Justin Mennen	1/2/2019	—	—	—	—	—	5,411	105,947	—	—
	7/17/2019	—	—	—	—	—	16,066	314,572	—	—
	7/8/2020	—	—	—	—	—	18,792	367,947	22,968	449,713
Daniel Robson	1/4/2019	—	—	—	—	—	—	—	—	—
	7/17/2019	—	—	—	—	—	5,866	114,856	—	—
	12/16/2019	—	—	—	—	—	43,266	847,148	—	—
	7/8/2020	—	—	—	—	—	31,006	607,097	37,897	742,023
(1)
Refer to “Potential Payments Upon Termination or Change in Control” below for circumstances under which the terms of the vesting of equity awards would be accelerated.

(2)
The stock options granted to Ms. Donigan will vest in equal installments on each of the first four anniversaries of the grant date, and the stock options granted to Mr. Peters will vest in equal installments on each of the first three anniversaries of the grant date, in each case, based on continued employment.

(3)
Restricted shares will generally vest one-third on each of the first three anniversaries of the grant date, based on continued employment.

(4)
Determined with reference to $19.58, the closing price of a share of Rite Aid common stock on the last trading day before February 27, 2021.

(5)
For a discussion of the terms and conditions of the performance units granted on July 8, 2020, see “Compensation Discussion and Analysis, Long-Term Incentives, 2021-2023 Plan.”

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EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED TABLE FOR FISCAL YEAR 2021
The following table summarizes for each Named Executive Officer the stock option exercises and shares vested during fiscal year 2021.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Heyward Donigan	—	—	94,967	1,406,461
James J. Peters	—	—	20,567	212,046
Matthew Schroeder	—	—	13,105	207,870
Jocelyn Z. Konrad	—	—	22,123	351,430
Justin Mennen	—	—	13,445	213,892
Daniel Robson	—	—	59,720	1,402,956
PENSION; NONQUALIFIED DEFERRED COMPENSATION
The Company does not maintain a non-qualified deferred compensation plan for the benefit of the Named Executive Officers and none of the Named Executive Officers participate in a defined benefit pension plan maintained by the Company.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
As discussed above under the caption “Executive Employment Agreements,” the Company has entered into employment agreements with each of the Named Executive Officers. Upon written notice, the employment agreement of each of the Named Executive Officers is terminable by either Rite Aid or the individual officer seeking termination. The circumstances resulting in severance entitlements under the employment agreements is discussed below. During the last completed fiscal year, the Company has entered into a separation agreement with one former Named Executive Officer, which is discussed below under the caption “Named Executive Officer Departure During Fiscal Year 2021.”
Individual Agreements.
Ms. Heyward Donigan

Circumstances Resulting in Severance. Pursuant to her employment agreement with the Company, if Ms. Donigan is terminated by Rite Aid without “cause” or if she terminates her employment for “good reason” (as such terms are defined in Ms. Donigan’s employment agreement), then:
•
she will be entitled to receive a severance amount equal to two times the sum of the annual base salary and target bonus, a pro-rata bonus for the fiscal year of termination based on actual performance, and any accrued but unpaid salary and benefits through the date of termination. The severance amount would be payable in installments over the two-year period following the termination; any pro-rata bonus for the fiscal year would be paid following determination of performance at the same time that payments are made to other bonus-eligible associates;

•
she will be entitled to receive a payment equal to the cost of continued health benefits under COBRA for two years following the termination, paid in a lump sum; and

•
any unvested stock options will immediately vest and be exercisable, generally, for a period of 90 days following the termination of employment and the restrictions on time-based restricted stock will

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immediately lapse, each to the extent the options would have vested and restrictions would have lapsed, had she remained employed by Rite Aid for two years following the termination.
The foregoing severance benefits are subject to Ms. Donigan’s execution of a general release of claims in favor of the Company and compliance with restrictive covenants.
Mr. James J. Peters

Circumstances Resulting in Severance. Pursuant to his employment agreement with the Company, if Mr. Peters is terminated by Rite Aid without “cause” or if he terminates his employment for “good reason” (as such terms are defined in Mr. Peters’ employment agreement), then:
•
he will be entitled to receive a severance amount equal to two times the sum of the annual base salary and target bonus, a pro-rata bonus for the fiscal year of termination based on actual performance, and any accrued but unpaid salary and benefits through the date of termination. The severance amount would be payable in installments over the two-year period following the termination; any pro-rata bonus for the fiscal year would be paid following determination of performance at the same time that payments are made to other bonus-eligible associates;

•
he will be entitled to receive a payment equal to the cost of continued health benefits under COBRA for 18 months following the termination, paid in a lump sum; and

•
any unvested stock options will immediately vest and be exercisable, generally, for a period of 90 days following the termination of employment and the restrictions on time-based restricted stock will immediately lapse, each to the extent the options would have vested and restrictions would have lapsed, had he remained employed by Rite Aid for two years following the termination.

The foregoing severance benefits are subject to Mr. Peters’ execution of a general release of claims in favor of the Company and compliance with restrictive covenants.
Mr. Matthew Schroeder

Circumstances Resulting in Severance. Pursuant to his employment agreement with the Company, if Mr. Schroeder is terminated by Rite Aid without “cause” or if he terminates his employment for “good reason” (as such terms are defined in Mr. Schroeder’s employment agreement), then:
•
he will be entitled to receive a severance amount equal to two times the sum of the annual base salary and target bonus, a pro-rata target bonus for the fiscal year of termination, and any accrued but unpaid salary and benefits through the date of termination. The severance amount would be payable in installments over the two-year period following the termination; any pro-rata bonus for the fiscal year would be paid at the same time that payments are made to other bonus-eligible associates;

•
he will be entitled to receive continued health benefits for two years following the termination; and

•
any unvested stock options will immediately vest and be exercisable, generally, for a period of 90 days following the termination of employment to the extent the options would have vested had he remained employed by Rite Aid for two years following the termination.

Ms. Jocelyn Z. Konrad

Circumstances Resulting in Severance. Pursuant to her employment agreement with the Company, if Ms. Konrad is terminated by Rite Aid without “cause” or if she terminates her employment for “good reason” (as such terms are defined in her employment agreement), then:
•
she will be entitled to receive a severance amount equal to two times annual base salary as of the date of termination of employment, a pro-rata bonus for the fiscal year of termination based on actual performance, and any accrued but unpaid salary and benefits through the date of termination. The severance amount would be payable in installments over the two-year period following the termination;

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any pro-rata bonus for the fiscal year would be paid following determination of performance at the same time that payments are made to other bonus-eligible associates;
•
she will be entitled to receive continued health benefits for two years following the termination; and

•
any unvested stock options will immediately vest and be exercisable, generally, for a period of 90 days following the termination of employment and the restrictions on the restricted common stock will immediately lapse, each to the extent the options would have vested and restrictions would have lapsed, had she remained employed by Rite Aid for two years following the termination.

The foregoing severance benefits are subject to Ms. Konrad’s execution of a general release of claims in favor of the Company and compliance with restrictive covenants.
Mr. Justin Mennen

Circumstances Resulting in Severance. Pursuant to his employment agreement with the Company, if Mr. Mennen is terminated by Rite Aid without “cause” or if he terminates his employment for “good reason” (as such terms are defined in his employment agreement), then:
•
he will be entitled to receive a severance amount equal to two times his annual base salary as of the date of termination of employment, a pro-rata bonus for the fiscal year of termination based on actual performance, and any accrued but unpaid salary and benefits through the date of termination. The severance amount would be payable in installments over the two-year period following the termination; any pro-rata bonus for the fiscal year would be paid following determination of performance at the same time that payments are made to other bonus-eligible associates;

•
he will be entitled to receive continued health benefits for one year following the termination; and

•
any unvested stock options will immediately vest and be exercisable, generally, for a period of 90 days following the termination of employment and the restrictions on the restricted common stock will immediately lapse, each to the extent the options would have vested and restrictions would have lapsed, had he remained employed by Rite Aid for one year following the termination.

The foregoing severance benefits are subject to Mr. Mennen’s execution of a general release of claims in favor of the Company and compliance with restrictive covenants.
Mr. Daniel Robson

Circumstances Resulting in Severance. Pursuant to his employment agreement with the Company, upon a termination of Mr. Robson’s employment by Rite Aid without “cause” or if he were to terminate his employment for “good reason” (as such terms are defined in the employment agreement), then:
•
he becomes entitled to receive a severance amount equal to one times his annual base salary as of the date of termination of employment, a pro-rata bonus for the fiscal year of termination based on actual performance, and any accrued but unpaid salary and benefits through the date of termination. The severance amount is payable in installments over the one-year period following the termination; any pro-rata bonus for the fiscal year would be paid following determination of performance at the same time that payments are made to other bonus-eligible associates;

•
he becomes entitled to receive continued health benefits for one year following the termination; and

•
all outstanding stock options immediately vest and become exercisable, generally, for a period of 90 days following the termination of employment and the restrictions on the restricted common stock immediately lapse to the extent the options would have vested and restrictions would have lapsed, in each case, had he remained employed by Rite Aid for one year following the termination.

Pursuant to the separation agreement entered into on January 27, 2021, Mr. Robson became entitled to the severance benefits described above under the caption “Circumstances Resulting in Severance” upon the termination of his employment on January 27, 2021.

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Named Executive Officer Termination as a Result of Death or Disability.

If the employment of any of the Named Executive Officers were to be terminated as a result of death or “disability” (as such term is defined in each employment agreement), the officer will be entitled to receive all accrued but unpaid salary and benefits payable under death or disability benefit plans in which the officer participates, continued health insurance (or reimbursement for the cost of such benefits) for two years for the officer and/or his or her immediate family (one year for Mr. Mennen), as applicable, vesting of all stock options and, for all Named Executive Officers other than Mr. Schroeder, vesting of an amount of restricted stock that, in each case, would have vested had the officer remained employed for two years (one year for Mr. Mennen) following the date of termination.
Change in Control Arrangements.
Under Employment Agreements—Double Trigger Arrangements. Severance benefits are not triggered pursuant to a change in control unless the change in control is followed by a termination of the Named Executive Officer’s employment under the circumstances resulting in severance described above.
For purposes of the employment agreements with the Named Executive Officers, where applicable, the term “change in control” generally means an acquisition of 35% or more of the Company’s combined voting power; the incumbent directors (generally including current directors and future directors whose election or nomination is approved by the Board) ceasing to constitute a majority of the Board; the consummation of a merger or similar transaction, other than (i) such a transaction in which the voting securities outstanding immediately prior to such transaction continue to represent at least 60% of the voting power of the Company immediately after the transaction or (ii) a recapitalization or similar transaction in which no person becomes the beneficial owner of 35% or more of the Company’s combined voting power; or the stockholders approve a plan of complete liquidation or dissolution of the Company.
The employment agreements with the Named Executive Officers provide that any portion of any payment that is subject to tax imposed by Section 4999 of the Code will be reduced to the extent necessary so that the Named Executive Officer would retain a greater amount on an after-tax basis than had the excise tax been imposed on the unreduced amount of the payments.
Under Rite Aid’s Equity Program. Pursuant to the terms of the Company’s 2020 Omnibus Equity Plan, unless otherwise provided in a Named Executive Officer’s employment agreement or individual award agreement, if outstanding equity awards are assumed or substituted in connection with a change in control, the change in control will not cause the vesting of such awards to accelerate unless the change in control is followed by a qualifying termination of employment within the 24-month period following the change in control. In the event of a qualifying termination of employment within the 24-month period following a change in control, all outstanding awards granted pursuant to the Company’s equity program will become fully vested and exercisable, free of applicable restrictions, and all awards that are subject to performance-based conditions will vest pro-rata based on the participant’s service during the applicable performance period. All outstanding equity awards granted pursuant to the Company’s equity program that are not assumed or substituted in connection with a change in control transaction will become fully vested and exercisable, free of applicable restrictions, and all awards that are subject to performance-based conditions will be deemed to be achieved at target levels. The foregoing treatment upon a change in control is reflected in the form of award agreements currently utilized in connection with long-term incentive awards under the Company’s 2020 Omnibus Equity Plan. In addition, the employment agreements maintained by Rite Aid do not provide for accelerated vesting of any performance-based awards, including upon qualifying termination of employment (with or without a change in control).
For purposes of Rite Aid’s equity program, including any inducement awards, a “change in control” means, in general: (i) a person or entity acquires securities of Rite Aid representing 50% or more of the combined voting power of Rite Aid; (ii) an unapproved change in the majority membership of the Board; (iii) consummation of a merger or consolidation of Rite Aid or any subsidiary of Rite Aid, other than a merger or consolidation that results in the Rite Aid voting securities continuing to represent at least 60% of the combined voting power of the surviving entity or its parent, or a merger or consolidation effected to implement a recapitalization or similar transaction involving Rite Aid in which no person or entity acquires at least 35% of the combined voting power of Rite Aid; or (iv) stockholder approval of a plan of complete liquidation or dissolution of Rite Aid or the

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consummation of an agreement for the sale or disposition of all or substantially all of Rite Aid’s assets, other than a sale or disposition to an entity, at least 60% of the combined voting power of which is owned by Rite Aid stockholders in substantially the same proportions as their ownership of Rite Aid immediately prior to such sale. For more information regarding the equity program, refer to the Compensation Discussion and Analysis under the caption “Long-Term Incentive Program.”
Quantification of Payments Described.
The tables below quantify the termination and change in control payments that would have been made to the Named Executive Officers (other than the Named Executive Officers who were no longer serving at the end of the fiscal year), had their employment been terminated as of February 27, 2021 under the circumstances described in the tables below. The separation arrangement with Mr. Robson is also discussed below under the caption “Named Executive Officer Departure.”
Heyward Donigan	Death ($)	Disability ($)	Termination Without Cause or Quit for Good Reason ($)	Termination Without Cause or Quit for Good Reason Following a Change in Control ($)
2 × Base Salary	n/a	n/a	2,000,000	2,000,000
2 × Bonus	n/a	n/a	4,000,000	4,000,000
Pro-Rated Incentive Bonus for Past Fiscal Year	1,160,000	1,160,000	1,160,000	1,160,000
Benefits	50,496	50,496	50,496	50,496
Vesting of Equity(1)	10,418,686	10,418,686	10,418,686	14,699,859(2)
James J. Peters	Death ($)	Disability ($)	Termination Without Cause or Quit for Good Reason ($)	Termination Without Cause or Quit for Good Reason Following a Change in Control ($)
2 × Base Salary	n/a	n/a	1,500,000	1,500,000
2 × Bonus	n/a	n/a	1,875,000	1,875,000
Pro-Rated Incentive Bonus for Past Fiscal Year	543,750	543,750	543,750	543,750
Benefits (2 years)	51,036	51,036	51,036	51,036
Vesting of Equity(1)	2,374,727	2,374,727	2,374,727	3,980,155(2)
Matthew Schroeder	Death ($)	Disability ($)	Termination Without Causeor Quit for Good Reason ($)	Termination Without Cause or Quit for Good Reason Following a Change in Control ($)
2 × Base Salary	n/a	n/a	1,300,200	1,300,200
2 × Bonus	n/a	n/a	1,300,200	1,300,200
Pro-Rated Incentive Bonus for Past Fiscal Year	731,250	731,250	731,250	731,250
Benefits (2 years)	53,235	53,235	53,235	53,235
Vesting of Equity(1)	984,385	984,385	984,385	2,143,855(2)

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Jocelyn Z. Konrad	Death ($)	Disability ($)	Termination Without Cause or Quit for Good Reason ($)	Termination Without Cause or Quit for Good Reason Following a Change in Control ($)
2 × Base Salary	n/a	n/a	1,200,000	1,200,000
2 × Bonus	n/a	n/a	n/a	n/a
Pro-Rated Incentive Bonus for Past Fiscal Year	607,500	607,500	607,500	607,500
Benefits (2 years)	50,496	50,496	50,496	50,496
Vesting of Equity(1)	1,132,566	1,132,566	1,132,566	2,095,830(2)
Justin Mennen	Death ($)	Disability ($)	Termination Without Cause or Quit for Good Reason ($)	Termination Without Cause or Quit for Good Reason Following a Change in Control ($)
1 × Base Salary	n/a	n/a	500,000	500,000
1 × Bonus	n/a	n/a	n/a	n/a
Pro-Rated Incentive Bonus for Past Fiscal Year	337,500	337,500	337,500	337,500
Benefits (1 year)	25,518	25,518	25,518	25,518
Vesting of Equity(1)	385,883	385,883	385,883	1,200,967(2)

(1)
Includes the value of equity awards and performance awards held by the officer that would become vested under the applicable circumstances. The value of stock options shown is based on the excess of $19.58, the closing price of a share of Rite Aid common stock on the last trading day before February 27, 2021, over the exercise price of such options, multiplied by the number of unvested stock options held by the officer that would become vested under the applicable circumstances. The value of restricted stock and performance awards that are settled in stock shown is determined by multiplying $19.58, the closing price of a share of Rite Aid common stock on the last trading day before February 27, 2021 and the number of shares of restricted stock and the number of performance stock units that are settled in stock held by the officer that would become vested under the applicable circumstances.

(2)
The value would also apply upon a change in control under the assumption that outstanding equity awards are not assumed or substituted in the change in control transaction, resulting in full vesting upon the change in control, as described above in the “Potential Payments Upon Termination or Change in Control—Change in Control Arrangements” narrative.

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Named Executive Officer Departure During Fiscal Year 2021
Separation Agreement with Mr. Daniel Robson

Pursuant to the separation agreement entered into on January 27, 2021, Mr. Robson became entitled to the following contractual severance benefits upon his departure from the Company on January 27, 2021: (i) $550,000 representing one times his base salary, payable in equal installments over a one-year period, (ii) $16,282 representing the cost of continued health benefits for a period of one year following separation, (iii) $45,205 representing 30 days’ base salary for pay in lieu of notice, (iv) accelerated vesting with respect to time-based restricted stock awards that would have vested within the one-year period following the termination (a total of 34,902 shares, which had a value of $982,491 based on the closing price of our shares on January 27, 2021 of $28.15) and (v) a pro-rata bonus for fiscal year 2021 based on actual performance (as shown in in the Summary Compensation Table), payable at the same time as bonuses are paid to Rite Aid’s executive team generally. In addition, Rite Aid agreed to pay Mr. Robson additional consideration of $25,000 in the course of negotiating his release, which the Company determined was a reasonable payment of a relatively immaterial amount in light of the large value in performance-based awards that were forfeited upon his termination. The foregoing severance benefits were subject to Mr. Robson’s execution of a general release of claims in favor of the Company and continuing compliance with restrictive covenants.

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PAY RATIO DISCLOSURE
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K under the Exchange Act, we are providing the following information about the relationship of the annual total compensation of our employees other than our Chief Executive Officer (our “CEO”) and the annual total compensation of our CEO. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. We determined that the 2021 annual total compensation of the median employee, other than our CEO, was $33,212 and our CEO’s 2021 annual total compensation was $9,590,796. The ratio of these amounts is 289:1.
To identify the median employee among our associates other than the CEO, we used wages taxable for federal medical health insurance purposes for the calendar year 2020, with such amounts annualized for those permanent employees who were hired during the year. After identifying the median employee (who is a full time Pharmacy Tech in Training) as of December 31, 2020, we calculated annual total compensation for such employee using the same methodology we use to determine Named Executive Officer annual total compensation in the Summary Compensation Table for fiscal year 2021, except that we also took into account the compensation provided under non-discriminatory benefit plans by including the actuarial value of health and welfare benefits for the median employee. As discussed below and as required by SEC rules, for Ms. Donigan, we then also took into account the actuarial value of the health and welfare benefits for salaried employees who are self-insured by the Company.
For fiscal year 2021, the total compensation as reported in the “Total” column of the “Summary Compensation Table” above for our Chief Executive Officer, Ms. Donigan, was $9,571,087. For purposes of determining the pay ratio above, we calculated her total annual compensation for pay ratio purposes by (i) taking her total compensation as reported in the Summary Compensation Table and (ii) adding the actuarial value of the health and welfare benefits for salaried employees that are self-insured by the Company. This calculation resulted in the total annual compensation for Ms. Donigan in fiscal year 2021 of $9,590,796 for purposes of the pay ratio provided in the first paragraph above.
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

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PROPOSAL 4—APPROVAL OF THE RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN
Introduction
The Rite Aid Corporation 2020 Omnibus Equity Incentive Plan (the “2020 Plan”) was adopted by the Company to assist us in attracting, motivating and retaining highly qualified personnel and to promote associate and non-management director stock ownership, which aligns their interests with those of our stockholders. The Board of Directors approved on April 14, 2021 an amendment to the 2020 Plan, subject to stockholder approval at the Annual Meeting. The Company is requesting that our stockholders approve the 2020 Plan as amended and restated to increase by 2,700,000 shares the number of shares of our common stock reserved for issuance under the plan, and to rename the 2020 Plan to the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan (the “Amended and Restated 2020 Plan”).
In determining the scope of the share increase of 2,700,000 shares, bringing the total number of shares authorized for issuance under the Amended and Restated Plan to 6,050,000 shares (plus the number of shares that remained available for issuance under certain prior equity plans under the terms of the 2020 Plan), management and the Compensation Committee, in consultation with an independent compensation consultant, carefully evaluated share usage, dilution, overhang, burn rate, and the existing terms of outstanding equity awards, as discussed further below. The Plan is intended to attract, motivate and retain highly competent, effective and loyal officers, associates and non-employee directors in order to create per share intrinsic value for stockholders. The purpose of amending and restating the 2020 Plan is to ensure that an adequate number of shares of our common stock are available for the grants of restricted stock, restricted stock units, phantom units, stock appreciation rights, stock options, stock bonus awards and other equity-based awards to our officers, associates and non-employee directors of Rite Aid or any affiliate of Rite Aid who are selected by our Compensation Committee (or, in the case of non-employee directors, the Board of Directors) for participation in the Amended and Restated 2020 Plan.
If stockholders approve this Proposal 4, the material amendment included in the Amended and Restated 2020 Plan would increase the number of shares of common stock of the Company reserved for issuance under the Amended and Restated 2020 Plan by 2,700,000 shares. If this proposal is not approved by stockholders, the total number of shares authorized and reserved for issuance under the 2020 Plan as of its effective date will remain at 3,930,000 shares of Common Stock (which includes 580,000 shares of common stock that remained available under the 2014 Plan as of July 8, 2020), of which approximately 1,862,000 shares of common stock remained available for issuance as of February 27, 2021. The Compensation Committee estimates that our remaining share reserve will not be sufficient to permit us to make annual and ordinary course equity grants for our 2022 fiscal year and beyond. Without an increase in the number of shares reserved for issuance under the Plan, the Company will be unable to provide competitive equity-based incentive opportunities in order to continue to retain, attract and motivate highly qualified individuals. The Compensation Committee believes that the Amended and Restated 2020 Plan will help ensure that Rite Aid has a reasonable number of additional shares available for future equity-based incentive awards to attract and retain Rite Aid’s key personnel and officers, as well as reward such individuals for the attainment of long-term achievements, and compensate non-employee directors for service on the Board of Directors utilizing equity compensation consistent with market practice.
All figures referring to aggregate share and option totals in this proposal have been rounded to the nearest thousand.
The Board of Directors unanimously recommends that you vote FOR the approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan.

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Background
The 2020 Plan was previously approved by the Board of Directors on April 15, 2020, and approved by stockholders with an effective date of July 8, 2020. The 2020 Plan provides for the issuance of equity-based awards in various forms to eligible participants, as described in greater detail below under “Description of Principal Features of the Amended and Restated 2020 Plan.”
The Compensation Committee views equity ownership as a significant motivation for its executives and associates to maximize value for its stockholders. The Compensation Committee believes that grants of stock-based awards provide a long-term incentive for associates and officers to contribute to the growth of Rite Aid. In addition, the Compensation Committee values performance-based awards that establish a direct link between compensation and stockholder return, such as stock options (which only yield value to the extent that our stock price appreciates) and performance-conditioned stock awards (which require the attainment of specified performance goals in order for the recipient to realize value). Our executive compensation program aims to appropriately balance the mix of cash and equity compensation, the mix of currently paid and longer-term compensation, and the security of fixed pay, such as base salary, in a way that best furthers the compensation objectives discussed above. However, based on share usage constraints over the past few years, the mix of pay for our top executives has necessarily been weighted more to cash and less toward equity compensation than is typical of our peers.
Reasons for Seeking Stockholder Approval
We use equity compensation as a key tool for the attraction, retention and motivation of the best available talent. We anticipate that the number of shares available for issuance under the 2020 Plan, which was limited to only 1,862,000 shares at the end of the last completed fiscal year, will be insufficient to cover the needs of the compensation program going forward. Accordingly, approval of the Amended and Restated 2020 Plan to increase the share reserve is critical to ensuring that we have adequate shares available to provide an appropriate mix of equity-based versus cash compensation and to continue to attract, retain and motivate top talent.
In addition, we are seeking approval of the Amended and Restated 2020 Plan in order, among other things, to: (i) comply with NYSE rules requiring stockholder approval of material amendments to equity compensation plans; (ii) allow the Compensation Committee to be more effective with the mix of equity awards through continued utilization of the fungible design; and (iii) continue to allow the Compensation Committee to grant incentive stock options (ISOs) to participants who are associates in the Amended and Restated 2020 Plan if such awards are deemed appropriate in the future.
Amended and Restated Plan Share Reserve Information
Fiscal Year 2021
A. Total Shares Available as of February 27, 2021	1,862,000
B. Additional Share Request Under Proposal 4	2,700,000
Shares Remaining Available After Annual Meeting (A + B)	4,562,000
Historical Overhang and Annual Share Usage. While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. As a result, we evaluated both our “overhang percentage” and annual share usage, or “burn rate,” in considering the advisability of proposing the Amended and Restated 2020 Plan and its potential impact on our stockholders.
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Overhang. As of the end of the 2021 fiscal year, we had 2.073 million shares of common stock subject to outstanding equity awards of which 780,000 shares relate to stock options and 1.293 million shares relate to unvested awards other than stock options (not including 526,464 shares underlying unvested, stock-settled performance stock units). Additionally, 1.862 million shares are collectively available for future equity awards under the 2020 Plan, of which only 1.284 million shares were available for the grant of awards other than stock options as a result of the Plan’s fungible ratio. The 2.073 million share overhang represents approximately 3.8% of fully diluted common stock outstanding as of the end of

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fiscal year 2021 (or, the “overhang percentage”). The 2.7 million new shares proposed to be included in the share reserve under the Amended and Restated 2020 Plan, along with the 1.862 million shares remaining available for issuance under the 2020 Plan, would increase the overhang percentage by an additional 8.24% to approximately 12.04%. For additional information, see the “Equity Compensation Plan Information Table.” The 1.293 million shares of restricted stock constitute outstanding shares of our common stock which are subject to forfeiture conditions and, as a result, there is no dilution when the shares of restricted stock become vested. During fiscal year 2021, 526,464 performance stock units were granted under the 2020 Plan linked to a three-year leverage ratio goal, a two-year cumulative revenue goal and a two-year cumulative scripts goal. Under GAAP, there has been no grant date for accounting purposes in respect of the PSUs since the two-year goals have not been established and, until the two-year goals are set in fiscal year 2022, the Company will follow liability accounting for the awards. The liability expense is adjusted by the Company on a quarterly basis. Once an accounting grant date is set for the performance stock units, the Company will move from liability accounting to equity accounting, the previously accrued liability will be appropriately reclassified and a final grant date value will be established. See Note 18 of the Company’s Annual Report on Form 10-K as filed with the SEC on April 27, 2021 for information regarding compensation expense for the performance stock units.
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Annual Share Usage. The annual share usage, or burn rate, under the Company’s equity compensation program for the last three fiscal years was as follows:

	Fiscal Year 2021(a) (‘000s)	Fiscal Year 2020 (‘000s)	Fiscal Year 2019 (‘000s)	Three- Year Average (‘000s)
A Stock Options Granted	0	612	0	204
B Restricted Stock Awards and Units Granted	780	1,402	700	961
C Total Options and Shares Granted (A+B)	780	2,014	700	1,165
D Basic Weighted Average Common Shares Outstanding	53,653	53,228	52,854	53,245
E Annual Share Usage (C/D)	1.5%	3.8%	1.3%	2.2%

(a)
Share-settled PSUs were granted; however, they were not earned and are not included in the table.

Although our future annual share usage will depend upon and be influenced by a number of factors, such as the number of plan participants, the price per share of our common stock and the methodology used to establish the equity award mix, if approved, the additional 2,700,000 shares of common stock reserved for issuance under the Amended and Restated 2020 Plan will enable us to continue to utilize equity awards as an important component of our compensation program and help meet our objectives to attract, retain and incentivize talented personnel. The calculation of the share reserve took into account, among other things, our stock price and volatility, our share burn rate and overhang, the existing terms of our outstanding awards, and our proposed fungible share rate of 1.45 for full-share awards under the Amended and Restated 2020 Plan. The results of this analysis were presented to our Compensation Committee of our Board for their consideration, in consultation with an independent compensation consultant, and based on the foregoing, believe that the increase in the share reserve is appropriate and necessary to continue to permit the Company to grant competitive equity incentive compensation to officers, associates, and non-employee directors. In addition, we anticipate that the fungible design will continue to permit an efficient and effective use of those shares for future equity awards. Upon approval of the proposal, based on the factors described above, we estimate that the pool of available shares would last for approximately two years.
Highlights of the Amended and Restated 2020 Plan
The Amended and Restated 2020 Plan is intended to promote the interests of Rite Aid and its stockholders by providing officers and other key associates with equity-based incentives and rewards to encourage them to enter into and continue in the employ of Rite Aid and to acquire a proprietary interest in the long-term success of Rite Aid, thereby aligning their interests with those of Rite Aid’s stockholders, to compensate non-employee directors for their services while further aligning their interests with the interests of stockholders, and to reward the performance of individual officers and other key associates in fulfilling their personal responsibilities for long-range achievements. As of February 27, 2021, Rite Aid had approximately 7,586 exempt personnel and, based

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on the compensation program established by the Compensation Committee, approximately 116 associates generally at the level of vice presidents and above, and eight non-employee directors are eligible to receive awards under the Amended and Restated 2020 Plan as selected by the Compensation Committee in its sole discretion. See also the discussion under the caption “Description of Principal Features of the Amended and Restated 2020 Plan, Eligibility” below.
The maximum number of shares reserved for issuance under the Amended and Restated 2020 Plan will be 6,050,000 shares plus (i) the number of shares that remain available for issuance under the 2014 Plan (which may include shares that return to the pool of available shares based on the termination, cancelation or forfeiture of awards under the Company’s 2012 Omnibus Equity Plan, 2010 Omnibus Equity Plan, 2006 Omnibus Equity Plan, 2004 Omnibus Equity Plan, 2001 Stock Option Plan, 2000 Omnibus Equity Plan and 1999 Stock Option Plan (collectively, the “Prior Equity Plans”)) as of the Effective Date and (ii) the number of shares that are subject to awards as of the Effective Date that, in the future, are forfeited, cancelled, exchanged, surrendered or terminate under the terms of the Prior Equity Plans, without a distribution of shares to the recipient.
Additional considerations which demonstrate Rite Aid’s commitment to governance best practices are highlighted below:
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No Repricing. The Amended and Restated 2020 Plan prohibits repricing and exchange of underwater options and stock appreciation rights for cash or shares without stockholder approval. The Amended and Restated 2020 Plan also prohibits use of reload options and discounted options.

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Minimum Vesting Periods for Awards. The majority of awards granted under the 2020 Plan, including performance-based awards and awards vesting solely on continued service, are subject to a minimum vesting period of one year.

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Director Limits. No participant who is a non-employee director may be granted awards during any calendar year that, when aggregate with such non-employee director’s cash fees with respect to such calendar year, exceed $750,000 in total value.

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Fungible Share Counting Provision. The Amended and Restated 2020 Plan provides for fungible share counting. Pursuant to this provision, each grant of a full value award such as restricted stock or phantom units will reduce the number of shares available for issuance by 1.45 shares.

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No Single-Trigger Vesting Upon a Change in Control. The Amended and Restated 2020 Plan does not provide for vesting of equity awards based solely on the occurrence of a change in control, without an accompanying job loss, or unless awards are not assumed or substituted in connection with the change in control.

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The Company Intends to Utilize Performance-Based Awards. Although the Amended and Restated 2020 Plan permits a number of types of equity and cash long-term incentives, the Company intends to continue to have a long-term incentive program with a strong focus on our performance. In fiscal year 2020, we delivered the majority of long-term incentive value to our executives through stock options, which serve to align executive and stockholder interests by rewarding executives for appreciation in stock price, and cash settled performance awards, which only vest if certain performance targets are met. Beginning in fiscal year 2021, we intend to increase the relative weighting of the equity portion of executives’ target total remuneration opportunities to ensure greater alignment with stockholder interests in the form of performance-based restricted stock units and restricted stock units.

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Dividends and Dividend Equivalents Subject to Same Vesting as Underlying Award. Dividend or dividend equivalents on awards are subject to the same vesting restrictions as the underlying awards and are never distributed unless the underlying award vests.

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Recoupment Policy. The Company maintains a recoupment policy as described in the section of this Proxy Statement titled “Policy Regarding Recoupment of Certain Compensation.”

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Stock Ownership Guidelines Apply to Directors and Senior Executives. Rite Aid directors and senior executives are also subject to stock ownership guidelines as described in the section of this Proxy Statement titled “Director and Officer Stock Ownership Guidelines.”

A form of the Amended and Restated 2020 Plan is attached as Appendix B to this proxy statement, and the following description of the material terms of the Amended and Restated 2020 Plan is qualified in its entirety by the complete text of the plan.

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Description of Principal Features of the Amended and Restated
2020 Plan
Participants in the Amended and Restated 2020 Plan will continue to be eligible for annual long-term awards which may include performance shares, stock options, restricted stock and restricted stock units (or other awards permitted under the Amended and Restated 2020 Plan). The level and types of awards will be fixed by the Compensation Committee in light of the participants’ targeted long-term incentive level which is expressed as a percentage of base salary (LTIP percentage). The Compensation Committee may impose additional conditions or restrictions to the vesting of such awards as it deems appropriate, including, but not limited to, the achievement of performance goals based on one or more business criteria. For more information regarding the Company’s long-term incentive compensation program, refer to the Compensation Discussion and Analysis under the caption “Long-Term Incentive Program.”
Types of Awards. The following types of awards may continue to be granted under the Amended and Restated 2020 Plan: stock options (including both incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code and nonqualified options (“NQSOs”), which are options that do not qualify as ISOs), stock appreciation rights, restricted stock, restricted stock units, phantom units, stock bonus awards, and other equity-based awards valued in whole or in part by reference to, or otherwise based on, Rite Aid’s common stock.
Shares Available; Certain Limitations. Subject to stockholder approval of the proposed amendment, the total number of shares of the Company’s common stock reserved for issuance with respect to awards under the 2020 Plan will be increased from 3,350,000 shares to 6,050,000 shares.
As of February 27, 2021, there were 1,862,000 shares of common stock in the aggregate that remained available for grant under the 2020 Plan. In addition, the number of shares of common stock that are subject to awards under our Prior Equity Plans as of the Effective Date that, in the future, are forfeited, cancelled, exchanged or surrendered or terminate (in each case, other than due to the expiration of stock options on the options’ expiration date) under the Prior Equity Plans without a distribution of shares to the participant, will be added to the number of shares available for grant under the Amended and Restated 2020 Plan. As of February 27, 2021, there were 780,000 shares of common stock subject to outstanding options and 1,293,000 shares of common stock subject to other types of awards issued under the 2020 Plan and Prior Equity Plans (not including 526,464 shares underlying unvested, stock-settled performance stock units). The options outstanding as of February 27, 2021 have a weighted average exercise price of $18.56 and a weighted average remaining life of 6.99 years.
Shares of common stock subject to an award under the Amended and Restated 2020 Plan that remain unissued upon the cancellation or termination of the award will again become available for award under the Amended and Restated 2020 Plan. However, shares of common stock that are exchanged by a participant or withheld by Rite Aid as full or partial payment in connection with any award under the Amended and Restated 2020 Plan, as well as any shares of common stock exchanged by a participant or withheld by Rite Aid to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the Amended and Restated 2020 Plan. To the extent an award is paid or settled in cash, the number of shares of common stock previously subject to the award will again be available for grants pursuant to the Amended and Restated 2020 Plan. To the extent that an award can only be settled in cash, such award will not be counted against the total number of shares of common stock available for grant under the Amended and Restated 2020 Plan.
All shares underlying stock appreciation rights (as opposed to only the net number of shares issued to settle an award) will be counted against the various limits under the Amended and Restated 2020 Plan. The market price of Rite Aid’s common stock on the last trading day before fiscal year end of February 27, 2021 was $19.58 per share.
No participant who is a non-employee director may be granted awards during any calendar year that, when aggregate with such non-employee director’s cash fees with respect to such calendar year, exceed $750,000 in total value.
Administration. The Amended and Restated 2020 Plan will continue to be administered by the Compensation Committee. Each member of the Compensation Committee is a “non-employee director” (within the meaning

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of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934) and an “independent director” (within the meaning of the New York Stock Exchange listed company manual).
Eligibility. Officers of Rite Aid or any affiliate of Rite Aid, including the named executive officers listed in the summary compensation table in this proxy statement, associates, and non-employee directors of Rite Aid or any affiliate of Rite Aid will continue to be eligible to receive awards under the Amended and Restated 2020 Plan as selected in the discretion of the Compensation Committee (or, in the case of non-employee directors, the Board of Directors). As of February 27, 2021, Rite Aid had approximately 7,586 exempt personnel, eight non-employee directors and, based on the compensation program established by the Compensation Committee, approximately 116 associates, generally at the level of vice presidents and above, that are eligible to receive awards under the Amended and Restated 2020 Plan as selected by the Compensation Committee in its sole discretion.
Exercisability and Vesting. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Compensation Committee may determine, as reflected in an applicable agreement. In general, options, stock appreciation rights, restricted stock, restricted stock units, phantom units, and other awards authorized under the Amended and Restated 2020 Plan may not fully vest prior to the first anniversary of the grant date (except with respect to no more than 5% of the aggregate number of shares of common stock authorized under the Amended and Restated 2020 Plan). The Compensation Committee has the authority to accelerate the vesting and/or exercisability of any outstanding award at such times and under such circumstances as it deems appropriate.
Performance Goals. The vesting of awards that are intended to qualify as performance-based compensation will be based upon one or more business criteria selected by the Board of Directors or the Compensation Committee, as applicable, in its sole discretion, which may include, without limitation, one or more of the following criteria: return on total stockholder equity; earnings or book value per share of common stock; net income (before or after taxes); earnings before all or any interest, taxes, depreciation and amortization and/or other adjustments; inventory goals; return on assets, capital or investment; market share; cost reduction goals; earnings from continuing operations; levels of expense, costs or liabilities; store level performance; operating profit; sales or revenues; stock price appreciation; total stockholder return; implementation or completion of critical projects or processes; prescription counts; customer service or customer service satisfaction; associate satisfaction; clinics opened; stores remodeled or constructed; cost of capital; Accountable Care Organization results; medical services delivered; leverage ratio; or any combination of the foregoing. The business criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to Rite Aid, an affiliate, a division or strategic business unit of Rite Aid, or may be applied to the performance of Rite Aid relative to a market index, a group of other companies or a combination thereof, all as determined by the Compensation Committee. The business criteria may also be subject to a threshold level of performance below which no payment will be made, levels of performance at which specified payments will be made, and a maximum level of performance above which no additional payment will be made.
Stock Options. Options entitle the participant to purchase shares of common stock during a specified period at a purchase price specified by the Compensation Committee (at a price not less than 100% of the fair market value of the common stock on the day the option is granted). Each option granted under the Amended and Restated 2020 Plan will have a maximum term of 10 years from the date of grant, or such lesser period as the Compensation Committee shall determine. Options may be exercised in whole or in part by the payment in cash of the full option price, by tendering shares of common stock with a fair market value equal to the option price or by other methods in the discretion of the Compensation Committee. Options granted under the Amended and Restated 2020 Plan may not be re-priced to lower the exercise price or be cancelled in exchange for another type of award or cash payment without stockholder approval, nor may they provide for automatic “re-load” grants upon the exercise of an option with shares of common stock.
Stock Appreciation Rights. A stock appreciation right may be granted in connection with an option, either at the time of grant or at any time thereafter during the term of the option, or may be granted unrelated to an option. Stock appreciation rights generally permit the participant to receive cash or shares of common stock equal to the difference between the exercise price of the stock appreciation right (which must equal or exceed the fair market value of the common stock at the date of grant) and the fair market value of the common stock on the date of exercise for a period of no more than ten years. Stock appreciation rights granted under the Amended and

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Restated 2020 Plan may not be re-priced to lower the exercise price or be cancelled in exchange for another type of award or cash payment without stockholder approval.
Restricted Stock. The Compensation Committee may grant restricted shares of common stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance goals) as the Compensation Committee may determine in its discretion. Except for restrictions on transfer and such other restrictions as the Compensation Committee may impose, participants will have all the rights of a stockholder with respect to the restricted stock.
Restricted Stock Units. A restricted stock unit is an award to receive a number of shares of Company stock subject to certain restrictions that lapse at the end of a specified period or periods. Restricted units may also be fully vested at grant and settlement may be deferred in accordance with the requirements of Section 409A of the Internal Revenue Code. After the vesting period, unless deferred, restricted stock units are settled in shares of Company stock subject to withholding for taxes under applicable laws.
Phantom Units. A phantom unit award is an award of the right to receive an amount of cash or common stock at a future date based upon the value of the common stock at the time of vesting of the award, or if the award is denominated in cash, the right to receive an amount of cash per unit that is determined by the Compensation Committee.
Stock Bonus Awards. A stock bonus award is an award of common stock made at the discretion of the Compensation Committee upon such terms and conditions (if any) as the Compensation Committee may determine.
Other Awards. Other forms of awards valued in whole or in part by reference to, or otherwise based on, common stock, including but not limited to dividend equivalents, may be granted either alone or in addition to other awards under the Amended and Restated 2020 Plan. For example, the Amended and Restated 2020 Plan will permit the grant of performance-based awards denominated in cash, and performance-based awards denominated in shares and with respect to which participants may earn a range of shares, depending upon the actual level of performance. Subject to the provisions of the Amended and Restated 2020 Plan, the Compensation Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such other awards shall be granted, the number of shares of common stock to be granted pursuant to such other awards and all other terms and conditions of such awards.
Change in Control. Unless otherwise set forth in an agreement or provided by the Compensation Committee, following a change in control of Rite Aid (as described below):
(i) each outstanding time-based award that is assumed or substituted in connection with the change in control will become fully vested and exercisable, free of all applicable restrictions if the participant’s employment or service is terminated pursuant to a qualifying termination (as defined in the Amended and Restated 2020 Plan) within the 24-month period following the change in control; (ii) in the event of the participant’s employment or service is terminated pursuant to a qualifying termination within the 24-month period following the change in control, each outstanding performance-based award that is assumed or substituted in connection with the change in control will vest in a number of shares equal to the product of (x) the number of shares subject to the award assuming target level of performance and (y) a fraction, the numerator of which is the number of days elapsed from the first day of the performance period through and including the date of the qualifying termination; and (iii) each outstanding award that is not assumed or substituted in connection with the change in control will become fully vested and exercisable, free of all applicable restrictions, and all applicable performance criteria will be deemed to be achieved at target levels immediately upon the occurrence of the change in control. In addition, the Compensation Committee may, in its discretion, cancel outstanding awards in exchange for a payment in cash, shares of common stock, or any combination thereof, equal to the value of the award based on the price per share received by other Rite Aid stockholders.
For purposes of the Amended and Restated 2020 Plan a “change in control” means, in general: (i) a person or entity is or becomes the beneficial owner, directly or indirectly, of securities of Rite Aid representing 50% or more of the combined voting power of Rite Aid; (ii) an unapproved change in the majority membership of the Board of Directors; (iii) consummation of a merger or consolidation of Rite Aid or any subsidiary of Rite Aid, other than a merger or consolidation that results in the voting securities of Rite Aid continuing to represent at least 50%

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of the combined voting power of the surviving entity or its parent, or a merger or consolidation effected to implement a recapitalization or similar transaction involving Rite Aid in which no person or entity becomes the beneficial owner, directly or indirectly, of 35% or more of the combined voting power of Rite Aid; or (iv) stockholder approval of a plan of complete liquidation or dissolution of Rite Aid or the consummation of an agreement for the sale or disposition of all or substantially all of Rite Aid’s assets, other than a sale or disposition to an entity, at least 60% of the combined voting power of which is owned by Rite Aid stockholders in substantially the same proportions as their ownership of Rite Aid immediately prior to such sale.
Amendment and Termination of the Amended and Restated Plan. The Amended and Restated 2020 Plan may be amended by the Board of Directors, subject to stockholder approval where necessary to satisfy legal or regulatory requirements.
The Amended and Restated 2020 Plan will terminate not later than the tenth anniversary of the 2020 Plan’s Effective Date. However, awards granted before the termination of the Amended and Restated 2020 Plan may extend beyond that date in accordance with their terms.
Certain Federal Income Tax Consequences
Set forth below is a discussion of certain United States federal income tax consequences with respect to certain awards that may be granted pursuant to the Amended and Restated 2020 Plan. The following discussion is a brief summary only, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the Amended and Restated 2020 Plan.
Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) Rite Aid will not be entitled to a deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax to the extent it applies. However, if the participant disposes of the shares acquired on exercise before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “disqualifying disposition”), the participant generally would include in ordinary income in the year of the disqualifying disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, Rite Aid would generally be entitled to a deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as a nonqualified stock option, or “NQSO,” as discussed below.
Nonqualified Stock Options. In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. At the time the participant recognizes ordinary income, Rite Aid generally will be entitled to a deduction in the same amount. In the event of a subsequent sale of shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant’s basis in such shares. The participant’s basis in the shares will generally equal the amount paid for the shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.
Stock Appreciation Rights. In general, the grant of a stock appreciation right will not result in income for the participant or in a tax deduction for Rite Aid. Upon the settlement of a stock appreciation right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and Rite Aid generally will be entitled to a tax deduction at such time in the same amount.

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Restricted Stock. In general, a participant will not recognize any income upon the grant of restricted stock, unless the participant elects under Section 83(b) of the Internal Revenue Code, within thirty days after such grant, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of grant, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to Rite Aid. If the election is not made, the participant will generally recognize ordinary income on the date that the restrictions to which the restricted stock lapse, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, Rite Aid generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of restricted stock with respect to which the participant has recognized ordinary income (i.e., where a Section 83(b) election was previously made or the restrictions were previously removed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant’s basis in such shares.
Restricted stock units. In general, a participant will not recognize any income upon the grant of restricted stock units. Rather, upon the settlement of the restricted stock units, the participant will recognize ordinary income equal to the fair market value of common stock received, as applicable. The Company will generally be entitled to a tax deduction at such time equal to the amount of income recognized by the participant.
Phantom Units. In general, a participant will not recognize any income upon the grant of phantom units. Rather, upon the settlement of the phantom units, the participant will recognize ordinary income equal to the amount of cash or the fair market value of common stock received, as applicable. The Company will generally be entitled to a tax deduction at such time equal to the amount of income recognized by the participant.
Stock Bonus Awards. In general, a participant will recognize ordinary income upon the receipt of a vested stock bonus award granted under the Amended and Restated 2020 Plan equal to the fair market value of the shares of common stock received, and Rite Aid will become entitled to a deduction at such time equal to the amount of income recognized by the participant.
Other Awards. In general, a participant will recognize ordinary income upon the receipt of shares or cash with respect to other awards granted under the Amended and Restated 2020 Plan and Rite Aid will become entitled to a deduction at such time equal to the amount of income recognized by the participant.
New Plan Benefits
No awards made under the Amended and Restated 2020 Plan prior to the date of the Annual Meeting were granted subject to stockholder approval of this Proposal 4. The awards to be made under the Amended and Restated 2020 Plan are subject to the discretion of the Compensation Committee and therefore are not determinable at this time. Moreover, the number of units that would be earned with respect to any grant may vary based on the achievement of any applicable performance goals, which is not determinable at this time. Finally, the ultimate value of any grants that are made will depend on the value of the underlying shares of common stock at the time of settlement, which likewise is not currently determinable. However, the table below illustrates awards that are anticipated to be made under the Amended and Restated 2020 Plan based on each officer’s target LTIP percentage that is in effect for the Company’s 2022 fiscal year:

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PLAN
Amended and Restated 2020 Plan
Name and principal position	Dollar value(1) ($)	Number of units(2) (#)
Heyward Donigan (President and CEO)	$6,900,000	352,400
James J. Peters (COO)	$2,475,000	126,404
Matthew Schroeder (Executive VP, CFO)	$1,870,000	95,506
Jocelyn Z. Konrad (Executive VP, Chief Pharmacy Officer)	$1,377,000	70,327
Justin Mennen (Executive VP, Chief Information Officer	$765,000	39,070
Daniel Robson (Former President of Elixir)	N/A	N/A
All current executive officers as a group (9 people)	$15,962,834	815,262
All current directors who are not executive officers as a group (8 people)	$960,000	49,030
All employees, including all current officers who are not executive officers, as a group	$11,586,117	591,732

(1)
Figures are calculated based on $19.58, the closing price of Company common stock on the last trading day before February 27, 2021.

(2)
Figures for each named executive officer represent grants that are anticipated to be made in the 2022 fiscal year under the Amended and Restated 2020 Plan, subject to stockholder approval at the Annual Meeting, applying each officer’s LTIP target percentage approved for the Company’s 2022 fiscal year, as follows: Ms. Donigan, 600%; Mr. Peters, 300%; Mr. Schroeder, 250%; Ms. Konrad, 225% and Mr. Mennen, 150%. If the Amended and Restated 2020 Plan is not approved by stockholders at the Annual Meeting, the current plan (prior to such proposed amendment) will remain in effect and we will consider other ways to appropriately compensate associates and non-employee directors as necessary and appropriate in light of the shares that remain available for issuance. Actual grants to be made in the future are entirely in the discretion of the Compensation Committee (or in the discretion of the Board in the case of awards to our non-employee directors).

Additional Plan Information
The aggregate number of Shares subject to stock options and other equity awards under the Plan since its inception through February 27, 2021 is set forth in the table below, which includes the awards reflected in the New Plan Benefits table above. On the last trading day before fiscal year end of February 27, 2021, the closing price of the underlying shares of our Common Stock traded on the NYSE was $19.58 per share.

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PROPOSAL 4—APPROVAL OF THE ADOPTION OF THE RITE AID CORPORATION 2020 OMNIBUS EQUITY INCENTIVE
PLAN
Name and principal position	Number of Options Granted	Average Per Share Exercise Price ($)	Number of Shares Subject to Other Stock Awards(1)	Dollar Value of Shares Subject to Stock Awards ($)
Heyward Donigan (President and CEO)	—	—	334,076	$6,541,208
James J. Peters (COO)	—	—	125,278	2,452,943
Matthew Schroeder (Executive VP, CFO)	—	—	90,478	1,771,559
Jocelyn Z. Konrad (Executive VP, Chief Pharmacy Officer)	—	—	75,167	1,471,770
Justin Mennen (Executive VP, Chief Pharmacy Officer)	—	—	41,760	817,661
Daniel Robson (Former President of Elixir)	—	—	68,903	1,349,121
All current executive officers as a group (10 persons)	—	—	856,319	16,766,726
All current directors who are not executive officers as a group (8 persons)	—	—	59,174	1,158,627
Each nominee for election as a director	—	—	N/A	N/A
Each associate of any such directors, executive officer or nominees	—	—	N/A	N/A
Each other person who received or is to receive 5 percent of such options, warrants or rights	—	—	N/A	N/A
All employees, including all current officers who are not executive officers, as a group (92 persons)	—	—	489,514	9,760,904

(1)
Other stock awards were in the form of RSA, RSU and PSU awards. Performance-based awards are reflected assuming “target” performance. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for additional details on the PSU awards.

Equity Compensation Plan Information Table
The following table provides information as of February 27, 2021, with respect to the compensation plans under which our common stock may be issued. The table does not reflect the additional shares subject to stockholder approval of this Proposal 4.
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-Average exercise price of outstanding options, warrants and rights (b)(2)	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation plans approved by stockholders	1,011,422	$39.53	1,862,000
Equity compensation plans not approved by stockholders(3)	502,913	$7.02	0
Total(4)	1,514,335	$18.56	1,862,000

(1)
Pursuant to the Company’s 2020 Omnibus Equity Incentive Plan and Prior Equity Plans. Includes 0 shares issuable with respect to outstanding unvested restricted stock units (“RSUs”), 208,048 vested Director RSUs, which settle upon

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PLAN
separation from service, and 526,464 unvested, unearned performance stock units (“PSUs”). The remaining balance consists of outstanding stock options.
(2)
The weighted average exercise price does not take into account the shares issuable upon settlement of outstanding RSUs, or PSUs, which have no exercise price.

(3)
Includes nonqualified stock options granted pursuant to the Employment Inducement Award Agreement for Ms. Donigan, which is exempt from stockholder approval requirements pursuant to NYSE Listed Company Manual Rule 303A.08. The Employment Inducement Award Agreement provided for the award of nonqualified stock options to Ms. Donigan in connection with her recruitment by us, as previously disclosed, and the options will vest and become exercisable in equal installments on each of the four (4) successive anniversaries of her commencement date of August 12, 2019.

(4)
On a fully diluted basis, which reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock, the number of shares of common stock outstanding was 53,652,846.

Of the 1,862,000 shares shown in column (c), there are 1,284,138 shares available for the grant of awards other than stock options or stock appreciation rights, applying the fungible share ratio of 1.45 set forth in the 2020 Plan.
Summary
We believe strongly that the approval of the Amended and Restated 2020 Plan is important to the continued success of the Company. Such approval would help ensure that the Company may continue to use equity incentives to attract, retain and motivate top talent, who are essential to the Company’s long-term success. The Compensation Committee estimates that our remaining share reserve will not be sufficient to permit us to make annual and ordinary course equity grants for our 2022 and 2023 fiscal years. The 2020 Plan was originally effective as of July 8, 2020. If the Amended and Restated 2020 Plan is approved by the stockholders, the Amended and Restated 2020 Plan will be effective as of the date of such approval. If the Amended and Restated 2020 Plan is not approved by the stockholders, we may continue to make awards under the 2020 Plan, subject to its existing terms and conditions.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of May 10, 2021 (except as otherwise noted), certain information concerning the beneficial ownership of (a) each director and nominee for director, (b) each of our “Named Executive Officers” (as such term is defined in Item 402(a)(3) of Regulation S-K under the Exchange Act), (c) each holder known to us to beneficially own more than 5% of our common stock and (d) all current directors and executive officers as a group (based on 55,103,742 shares of common stock outstanding as of May 10, 2021). Each of the persons named below has sole voting power and sole investment power with respect to the shares set forth opposite his or her name, except as otherwise noted.
Beneficial Owners	Number of Common Shares Beneficially Owned(1)	Percentage of Class
Named Executive Officers and Directors:
Bruce G. Bodaken	36,336(2)	*
Elizabeth “Busy” Burr	22,082(3)	*
Heyward Donigan	521,929(4)	*
Bari Harlam	12,400(5)	*
Robert E. Knowling, Jr.	29,874(6)	*
Jocelyn Z. Konrad	96,274(7)	*
Kevin E. Lofton	35,576(8)	*
Justin Mennen	53,048	*
Louis P. Miramontes	29,874(9)	*
Arun Nayar	29,874(10)	*
James J. Peters	148,517(11)	*
Kate B. Quinn	22,082(12)	*
Daniel D. Robson	0	*
Matthew Schroeder	73,344(13)	*
All Executive Officers and Directors (17 persons)	1,244,089(14)	2.26%
5% Stockholders:
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	4,211,927(15)	7.60%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	4,991,730(16)	9.06%
Invesco Ltd. 1555 Peachtree Street NE, Suite 1800 Atlanta, GA 30309	2,780,873(17)	5.05%

*
Percentage less than 1% of class.

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act, thereby including options exercisable within 60 days of May 10, 2021.

(2)
This amount represents 36,336 restricted stock units that have vested or will vest before July 9, 2021, at which time said units will be payable in shares of common stock when Mr. Bodaken leaves the Board.

(3)
This amount represents 22,082 restricted stock units that have vested or will vest before July 9, 2021, at which time said units will be payable in shares of common stock when Ms. Burr leaves the Board.

(4)
This amount includes 125,729 shares which may be acquired within 60 days by exercising stock options.

(5)
This amount represents 12,400 restricted stock units that have vested or will vest before July 9, 2021, at which time said units will be payable in shares of common stock when Ms. Harlam leaves the Board.

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(6)
This amount represents 29,874 restricted stock units that have vested or will vest before July 9, 2021, at which time said units will be payable in shares of common stock when Mr. Knowling leaves the Board.

(7)
This amount includes 4,930 shares which may be acquired within 60 days by exercising stock options.

(8)
This amount represents 35,326 restricted stock units that have vested or will vest before July 9, 2021, at which time said units will be payable in shares of common stock when Mr. Lofton leaves the Board.

(9)
This amount represents 29,874 restricted stock units that have vested or will vest before July 9, 2021, at which time said units will be payable in shares of common stock when Mr. Miramontes leaves the Board.

(10)
This amount represents 29,874 restricted stock units that have vested or will vest before July 9, 2021, at which time said units will be payable in shares of common stock when Mr. Nayar leaves the Board.

(11)
This amount includes 36,300 shares which may be acquired within 60 days by exercising stock options.

(12)
This amount represents 22,082 restricted stock units that have vested or will vest before July 9, 2021, at which time said units will be payable in shares of common stock when Ms. Quinn leaves the Board.

(13)
This amount includes 3,390 shares which may be acquired within 60 days by exercising stock options.

(14)
This amount includes 173,494 shares which may be acquired within 60 days by exercising stock options by all directors and executive officers and 217,848 restricted stock units that have vested or will best before July 9, 2021 and will be payable in shares of common stock when the directors leave the Rite Aid Board of Directors.

(15)
This information is as of December 31, 2020 and based solely on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 1, 2021.

(16)
This information is as of December 31, 2020 and based solely on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2021.

(17)
This information is as of December 31, 2020 and based solely on a Schedule 13G filed by Invesco Ltd. with the SEC on February 16, 2021.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
QUESTIONS AND ANSWERS
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?
We distribute our proxy materials to stockholders via the Internet under the “Notice and Access” approach permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”). This approach expedites stockholders’ receipt of proxy materials while conserving natural resources and reducing our distribution costs. On or about May 20, 2021, we mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials on the Internet to participating stockholders.
Who may attend the Annual Meeting?
In light of the continuing public health concerns regarding the COVID-19 pandemic and to support the health and well-being of our associates and stockholders, this year’s Annual Meeting will be held “virtually” through a live audio webcast on Wednesday, July 7, 2021, at 11:30 a.m., Eastern Daylight Time. There will be no physical meeting location. The meeting will only be conducted via an audio webcast. We have designed the format of the virtual Annual Meeting to ensure that stockholders who attend the meeting will be afforded comparable rights and opportunities to participate as they would at an in-person meeting.
All stockholders are invited to attend the virtual Annual Meeting. Persons who are not stockholders may attend only if invited by the Board of Directors. If you are the beneficial owner of shares held in the name of your broker, bank, or other nominee and do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than June 30, 2021, so that you can be provided with a control number.
How can I attend the Annual Meeting?
As this year’s Annual Meeting will be held “virtually” through a live audio webcast on Wednesday, July 7, 2021, at 11:30 a.m., Eastern Daylight Time, there will be no physical meeting location.
Online access to the audio webcast of the Annual Meeting will open approximately 15 minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.
To attend the virtual Annual Meeting, log in at www.virtualshareholdermeeting.com/RAD2021. Stockholders will need their unique control number which appears on the Notice of Internet Availability of Proxy Materials or, if you received a paper copy of the proxy materials, the proxy card (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than June 30, 2021, so that you can be provided with a control number and gain access to the meeting.

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Who is entitled to vote at the Annual Meeting?
Holders of Rite Aid common stock as of the close of business on the record date, May 10, 2021, will receive notice of, and be eligible to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. At the close of business on the record date, Rite Aid had outstanding and entitled to vote 55,103,742 shares of common stock. No other shares of Rite Aid capital stock are entitled to notice of and to vote at the Annual Meeting.
How can I vote during the Annual Meeting?
To log in to the Annual Meeting and to cast your vote electronically during the meeting, you will need the unique control number which appears on the Notice of Internet Availability of Proxy Materials or, if you received a paper copy of the proxy materials, the proxy card (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials. In the event that you are the beneficial owner of shares held in the name of your broker, bank, or other nominee and do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than June 30, 2021, so that you can be provided with a control number.
How can I submit a question at the Annual Meeting?
Stockholders may submit questions in writing during the Annual Meeting on www.virtualshareholdermeeting.com/RAD2021. Stockholders will need their unique control number which appears on their Notice of Internet Availability of Proxy Materials or, if you received a paper copy of the proxy materials, the proxy card (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials.
As part of the Annual Meeting, we intend to answer questions that are submitted during the meeting in accordance with the annual meeting procedures and are pertinent to the Company and the meeting matters, as time permits. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered as one. Questions and answers to any pertinent questions not addressed during the Annual Meeting will be published following the Annual Meeting on our website at https://investors.riteaid.com.
What if I need technical assistance?
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call our support team at the phone number listed on the login page located at www.virtualshareholdermeeting.com/RAD2021.
Will a replay of the Annual Meeting be available?
A replay of the Annual Meeting will be made publicly available 48 hours after the meeting at www.virtualshareholdermeeting.com/RAD2021 and will be available for one year following the Annual Meeting.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
What matters will be voted on at the Annual Meeting, and how does the Board recommend that I vote?
There are four proposals that are scheduled to be considered and voted on at the Annual Meeting:
Proposal		Board Recommendation	For More Information
1	Election of nine directors to hold office until the 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified	FOR all nominees	Page 11
2	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm	FOR	Page 32
3	Advisory vote to approve the compensation of our named executive officers	FOR	Page 34
4	Approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan	FOR	Page 78
Stockholders also will be asked to consider and vote at the Annual Meeting on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
At this time, the Board of Directors is unaware of any matters, other than those set forth above and the possible submission of the Krol Proposal, as described in the section entitled “Other Matters,” that may properly come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Annual Meeting or any adjournment or postponement of the Annual Meeting, will be deemed authorized to vote or otherwise act on such matters in accordance with their judgment.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Services, you are the “stockholder of record” with respect to those shares.
If your shares are held in a stock brokerage account or by a bank or other nominee, those shares are held in “street name” and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker, bank, or nominee how to vote your shares, and you will receive separate instructions from your broker, bank, or other holder of record describing how to vote your shares.

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How can I vote my shares before the Annual Meeting?
If you hold your shares in your own name, you may submit a proxy by telephone, via the Internet, by tablet or smartphone by scanning the QR code, or by mail.
Have your proxy card in hand, with your individual control number, and follow the instructions.
PHONE	INTERNET	MOBILE DEVICE	MAIL
Call 1-800-690-6903 (toll-free), 24/7	Visit www.proxyvote.com, 24/7	Scan the QR code	Mark, sign and date your proxy card and return it in the postage-paid envelope

•
Submitting a Proxy by Telephone. You can submit a proxy for your shares by telephone until 11:59 p.m. Eastern Time on July 6, 2021, by calling the toll-free telephone number on the enclosed proxy card, 1-800-690-6903. Telephone proxy submission is available 24 hours a day. Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. Our telephone proxy submission procedures are designed to authenticate stockholders’ identities by using individual control numbers.

•
Submitting a Proxy via the Internet.You can submit a proxy for your shares via the Internet until 11:59 p.m. Eastern Daylight Time on July 6, 2021, by accessing the website listed on the enclosed proxy card, www.proxyvote.com, and following the instructions you will find on the website. Internet proxy submission is available 24 hours a day. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded.

•
Submitting a Proxy by Tablet or Smartphone. You can submit a proxy for your shares online with your tablet or smartphone until 11:59 p.m. Eastern Daylight Time on July 6, 2021 by scanning the QR code above and following the instructions. Proxy submission via the QR code is available 24 hours a day. As with telephone and internet proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded.

•
Submitting a Proxy by Mail. If you choose to submit a proxy for your shares by mail, simply mark the enclosed proxy card if you received a paper copy, date and sign it, and return it in the postage paid envelope provided.

By casting your vote in any of the ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. You may also attend and vote at the virtual Annual Meeting.
If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. The availability of telephonic or Internet voting will depend on the bank’s, broker’s, or other nominee’s voting process. Please check with your bank, broker, or other nominee and follow the voting procedures your bank, broker, or other nominee provides to vote your shares. The 16-digit control number that grants access to the virtual meeting will also empower you to vote at the virtual meeting. In the event that you are the beneficial owner of shares held in the name of your broker, bank or other nominee and do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than June 30, 2021, so that you can be provided with a control number.
If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?
New York Stock Exchange (“NYSE”) rules applicable to brokers grant your broker discretionary authority to vote your shares without receiving your instructions on certain matters. Your broker has discretionary voting authority

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
under NYSE rules to vote your shares on the ratification of Deloitte & Touche LLP as our independent registered public accounting firm. However, unless you provide voting instructions to your broker, your broker does not have discretionary authority to vote on the election of directors, the advisory vote on the compensation of our named executive officers, or the approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.
Is there a list of registered stockholders entitled to vote at the Annual Meeting?
The names of registered stockholders entitled to vote at the Annual Meeting will be available for 10 days prior to the Annual Meeting for any purpose germane to the Annual Meeting, during normal business hours, at Rite Aid Investor Relations, 30 Hunter Lane Camp Hill, Pennsylvania 17011, by contacting our Corporate Secretary. Due to the COVID-19 pandemic, registered stockholders must make an appointment and must comply with the company’s COVID-19 protocols.
The list will be available during the Annual Meeting on the Annual Meeting website at www.virtualshareholdermeeting.com/RAD2021. Only those persons logging into the Annual Meeting as a registered stockholder will be able to access the list and you will be required to provide the control number that appears on your Notice of Internet Availability of Proxy Materials or, if you received a paper copy of the proxy materials, the proxy card (printed in the box and marked by the arrow) or the instructions that accompanied the proxy materials.
How will my shares be voted if I give my proxy but do not specify how my shares should be voted?
If you provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you hold shares in your name and sign and return a proxy card without giving specific voting instructions, your shares will be voted:
1.
On the election of directors, your shares will be voted FOR all nominees;

2.
On ratification of our independent registered public accounting firm, your shares will be voted FOR;

3.
On the advisory vote to approve the compensation of our named executive officers, your shares will be voted FOR; and

4.
On approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Pan, your shares will be voted FOR.

What is an “abstention” and how would it affect the vote?
An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions are counted as present for purposes of determining a quorum. An abstention with respect to the election of directors is neither a vote cast “for” a nominee nor a vote cast “against” the nominee and, therefore, will have no effect on the outcome of the vote. Abstentions with respect to the ratification of Deloitte & Touche LLP as our independent registered public accounting firm, the advisory vote on the compensation of our named executive officers, and the approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan will have the same effect as voting “AGAINST” the proposal.
What is a broker “non-vote” and how would it affect the vote?
A broker non-vote occurs when a broker or other nominee who holds shares for the beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Brokers will have discretionary voting power to vote shares for which no voting instructions have been provided by the beneficial owner only with respect to the ratification of Deloitte & Touche LLP as our independent registered public accounting firm. Brokers will not have such discretionary voting power to vote shares with respect to the election of directors, the advisory vote on the compensation of our named executive officers, or the approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan . Shares that are the subject of a broker non-vote are included for quorum purposes, but a broker non-vote with respect to a proposal will not be counted as a vote cast and will not be counted as a vote represented at the meeting and entitled to vote and, consequently, will have no effect on the outcome of the vote. Accordingly, it is particularly important that beneficial owners of Rite Aid shares instruct their brokers how to vote their shares.
What are the quorum and voting requirements for the proposals?
In deciding the proposals that are scheduled for a vote at the Annual Meeting, each holder of common stock as of the record date is entitled to one vote per share of common stock. In order to take action on the proposals, a quorum, consisting of the holders of 27,551,872 shares (a majority of the aggregate number of shares of Rite Aid common stock) issued and outstanding and entitled to vote as of the record date for the Annual Meeting, must be present in person or by proxy. This is referred to as a “quorum.” In accordance with Delaware law and our By-Laws, stockholders and proxy holders attending the virtual annual meeting will be deemed present “in person.” Proxies marked “Abstain” and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum.
•
Proposal No. 1—Election of Directors

The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee named in Proposal No. 1. This means that the votes cast “for” that nominee must exceed the votes cast “against” that nominee. Any shares not voted (whether by abstention, broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the outcome of the vote.
•
Proposal No. 2—Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon is required for the ratification of Deloitte & Touche LLP as our independent registered public accounting firm in Proposal No. 2. Any shares represented at the meeting and entitled to vote on the matter and not voted (whether by abstention or otherwise) will have the same effect as a vote “against” the proposal.
•
Proposal No. 3—Advisory Vote on Compensation of Named Executive Officers

The affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon is required for the approval of the advisory vote on the compensation of our named executive officers in Proposal No. 3. Any shares represented at the meeting and entitled to vote on the matter and not voted (whether by abstention or otherwise) will have the same effect as a vote “against” the proposal. Any broker non-votes with respect to the advisory vote on the compensation of our named executive officers will not be counted as shares represented at the meeting and entitled to vote and, consequently, will have no effect on the outcome of the vote.
•
Proposal No. 4—Approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan

The affirmative vote of a majority of the shares represented at the meeting and entitled to vote thereon is required for the approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan in Proposal No. 4. Any shares represented at the meeting and entitled to vote on the matter and not voted (whether by abstention or otherwise) will have the same effect as a vote “against” the proposal. Any broker non-votes with respect to the approval of the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan will not be counted as shares represented at the meeting and entitled to vote and, consequently, will have no effect on the outcome of the vote.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
What happens if a quorum is not present at the Annual Meeting?
If the shares present in person or represented by proxy at the virtual Annual Meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of votes present in person or represented by proxy (which may be voted by the proxyholders) may, without further notice to any stockholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.
Who will count the votes?
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.
How can I change my vote?
You may revoke your proxy at any time before it is exercised by:
•
Delivering to the Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting;

•
Delivering to the Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting;

•
Submitting a proxy on a later date by telephone, via the Internet or by tablet or smartphone by scanning the QR code (only your last such proxy will be counted), before 11:59 p.m. Eastern Daylight Time on July 6, 2021; or

•
Attending the virtual Annual Meeting and voting (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:	Rite Aid Corporation Attention: Corporate Secretary 30 Hunter Lane Camp Hill, Pennsylvania 17011
If your shares of Rite Aid common stock are held by a bank, broker, or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.
Who will conduct the proxy solicitation and how much will it cost?
We are soliciting proxies from stockholders on behalf of our Board and will pay for all costs incurred by it in connection with the solicitation. In addition to solicitation by mail, the directors, officers and associates of Rite Aid and its subsidiaries may solicit proxies from stockholders of Rite Aid in person or by telephone, facsimile, or email without additional compensation other than reimbursement for their actual expenses.
We have retained Morrow Sodali, LLC, a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual Meeting. Rite Aid will pay Morrow Sodali a fee of approximately $20,000, plus reasonable out-of-pocket expenses.
Arrangements also will be made with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in connection with the forwarding of solicitation materials to the beneficial owners of our stock.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
If you have any questions about voting your shares or attending the Annual Meeting, please call our Investor Relations Department:	(717) 975-3710
IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy materials addressed to those stockholders. This process, which is referred to as “householding,” potentially provides extra convenience for stockholders and reduces printing and postage costs for companies. Rite Aid and some brokers utilize the householding process for proxy materials. In accordance with a notice sent to certain stockholders who share a single address, only one copy of the proxy materials is being sent to that address, unless we received contrary instructions from any stockholder at that address. Householding will continue until you are notified otherwise or until one or more stockholders at your address revokes consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. If you hold your Rite Aid stock in “street name,” additional information regarding householding of proxy materials should be forwarded to you by your broker.
However, if you wish to receive a separate copy of the proxy materials, we will promptly deliver one to you upon request.
You can notify us by sending a written request to:	Rite Aid Corporation Attention: Corporate Secretary 30 Hunter Lane Camp Hill, Pennsylvania 17011

Or by calling the Corporate Secretary at:	(717) 761-2633
In addition, if you would like to receive separate proxy statements and annual reports of Rite Aid in the future, or if you are receiving multiple copies of annual reports and proxy statements at an address shared with another stockholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.

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OTHER INFORMATION
STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING
Any stockholder desiring to present a proposal for inclusion in Rite Aid’s proxy statement for the 2022 Annual Meeting of Stockholders must deliver the proposal to the Secretary at the address below not later than January 20, 2022. However, if the date of our 2022 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then Rite Aid will disclose the new deadline in a document filed with the SEC. Only those proposals that comply with the requirements of Rule 14a-8 under the Exchange Act will be included in Rite Aid’s proxy statement for the 2022 Annual Meeting. In order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Secretary at the address below by April 8, 2022 (subject to the discussion below).
Stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the stockholder must comply with the procedures specified in Rite Aid’s By-Laws. The By-Laws, which are available upon request from the Secretary, require all stockholders who intend to make proposals at an annual meeting of stockholders to submit their proposals to the Secretary not fewer than 90 and not more than 120 days before the anniversary date of the previous year’s annual meeting of stockholders. The By-Laws also provide that nominations for director may only be made by the Board of Directors (or an authorized Board committee) or, unless made under the proxy access provisions of the By-Laws described below, by a stockholder of record entitled to vote who sends notice to the Secretary not fewer than 90 nor more than 120 days before the anniversary date of the previous year’s annual meeting of stockholders. Any such nomination by a stockholder must comply with the procedures specified in Rite Aid’s By-Laws. To be eligible for consideration at the 2022 Annual Meeting, proposals which have not been submitted by the deadline for inclusion in the proxy statement and any nominations for director other than those under the proxy access provisions of the By-Laws must be received by the Secretary between March 9, 2022 and April 8, 2022. This advance notice period is intended to allow all stockholders an opportunity to consider all business and nominees expected to be considered at the meeting. However, if the Company holds its annual meeting on a date that is not within 25 days before or after the anniversary date of the previous year’s annual meeting of stockholders, the Company must receive the notice no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs.
In addition, Rite Aid’s By-Laws provide that, under certain circumstances, a stockholder or group of stockholders may include director candidates that they have nominated in our annual meeting proxy materials. The proxy access provisions of the By-Laws provide, among other things, that a stockholder or group of up to 20 stockholders seeking to include director candidates in our annual meeting proxy materials must own 3% or more of Rite Aid’s outstanding common stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any annual meeting proxy statement cannot exceed 20% of the number of directors then serving on the Board. If the 20% calculation does not result in a whole number, the maximum number of stockholder nominees included in our proxy statement would be the closest whole number below 20%. If the number of stockholder-nominated candidates exceeds 20%, each nominating stockholder or group of stockholders may select one nominee for inclusion in our proxy materials until the maximum number is reached. The order of selection would be determined by the amount (largest to smallest) of shares of Rite Aid common stock held by each nominating stockholder or group of stockholders. The nominating stockholder or group of stockholders also must deliver the information required by Rite Aid’s By-Laws and comply with the procedures specified therein, and each nominee must meet the qualifications required by the By-Laws. Requests to include stockholder-nominated candidates in our proxy materials for the 2022 Annual Meeting must be received by the Secretary no earlier than December 21, 2021 and no later than January 20, 2022. However, if the Company holds its annual meeting on a date that is more than 30 days before or more than 60 days after the anniversary date of the previous year’s annual meeting of stockholders, the Company must receive the request not more than 165 days prior to the date of the annual meeting and not later than the close of business on the later of (x) the

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OTHER INFORMATION
135th day prior to the date of the annual meeting or (y) the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.
All submissions to the Secretary should be made to:	Rite Aid Corporation Attention: Corporate Secretary 30 Hunter Lane Camp Hill, Pennsylvania 17011
INCORPORATION BY REFERENCE
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate this proxy statement or future filings made by Rite Aid under those statutes, the information included under the caption “Compensation Committee Report” and those portions of the information included under the caption “Audit Committee Report” required by the SEC’s rules to be included therein, shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by Rite Aid under those statutes, except to the extent we specifically incorporate these items by reference.

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OTHER INFORMATION
OTHER MATTERS
The Board of Directors knows of no other matters that have been submitted for consideration at the Annual Meeting other than those referred to in this proxy statement and the possible submission of the Krol Proposal, discussed below, which is not included in this proxy statement, but may be presented by Steven Krol at the Annual Meeting. If the Krol Proposal is presented at the Annual Meeting, the persons named in the proxy (the “proxy holders”) will have discretionary authority pursuant to Rule 14a-4(c) under the Exchange Act with respect to the Krol Proposal and intend to exercise such discretion to vote “AGAINST” the proposal. If any other matters come before stockholders at the Annual Meeting, the proxy holders intend to vote the shares they represent in accordance with their best judgment.
Steven Krol has advised the Company that he plans to present a proposal (the “Krol Proposal”) at the Annual Meeting. The proposal requests that the Board of Directors report in the annual proxy statement on the Company’s latest J.D. Power customer satisfaction ranking (or equally respected independent source) and steps to be implemented if the Company is not ranked in the top two brick and mortar pharmacies. The Krol Proposal was not submitted under Rule 14a-8 of the Exchange Act, and Mr. Krol did not seek to have the Krol Proposal included in this proxy statement. If presented at the Annual Meeting, the adoption of the Krol Proposal would require the approval of the affirmative vote of a majority of shares represented at the meeting and entitled to vote.
ANNUAL REPORT
We have either mailed to you with this proxy statement a copy of Rite Aid’s Annual Report on Form 10-K for fiscal year 2021 or sent you a Notice of Internet Availability of Proxy Materials with the web address for accessing Rite Aid’s Annual Report on Form 10-K for fiscal year 2021 online. Copies of these materials are also available online through the SEC at www.sec.gov.
HELP SUPPORT OUR SUSTAINABILITY EFFORTS—CHOOSE ELECTRONIC DELIVERY

We encourage our stockholders to elect to receive future proxy and annual report materials electronically by e-mail to help support to our sustainability efforts. There is no charge for requesting a copy. You will need your 16-digit control number included on your proxy card or the instructions that accompanied your proxy materials.

Voting by Registered Holders
By Internet	www.proxyvote.com
By Phone	1-800-690-6903
By Email	sendmaterial@proxyvote.com Send a blank e-mail with your 16-digit control number in the subject line
Voting by Beneficial Owners
Contact your bank, broker, or other nominee

A copy of our Annual Report on Form 10-K, including the financial statements included therein, is also available without charge by visiting the Company’s website or upon written request to:	Rite Aid Corporation Attention: Corporate Secretary 30 Hunter Lane Camp Hill, Pennsylvania 17011

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OTHER INFORMATION
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
These proxy materials, as well as our other public filings or public statements, include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions and include references to assumptions and relate to our future prospects, developments, and business strategies.
Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to:
•
the impact of widespread health developments, including the continued impact of the global coronavirus (“COVID-19”) pandemic, and the responses thereto (such as quarantines, shut downs and other restrictions on travel and commercial, social and other activities), including changing consumer behavior and preferences and the reinstitution of more stringent regulations (including mandatory stay at home orders and the availability, rollout and supply chain of vaccines to treat the virus), which could materially and adversely affect, among other things, the economic, financial and labor markets in which we operate, access to credit, our front end and pharmaceutical operations, supply chain, associates and executive and administrative personnel. These widespread health developments, or an increase in the number of cases, could also materially and adversely affect our third-party service providers, including suppliers, vendors and business partners, and customers. The COVID-19 pandemic has resulted in recessionary economic conditions which could negatively impact our sales. Any of these developments could result in a material adverse effect on our business, financial conditions and results of operations;

•
our ability to successfully implement RxEvolution, attract and retain a sufficient number of our target consumers, integrate acquisitions, our ability to obtain permits required for store remodels, and improve the operating performance of our stores;

•
our high level of indebtedness, the ability to refinance such indebtedness on acceptable terms, and our ability to satisfy our obligations and the other covenants contained in our debt agreements;

•
the nature, cost and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations, including those related to opioids, “usual and customary” pricing or other matters;

•
general competitive, economic, industry, market, political (including health care reform) and regulatory conditions, civil unrest (including any resulting store closures, damage, or loss of inventory), as well as other factors specific to the markets in which we operate;

•
the severity and resulting impact of the cough, cold and flu season;

•
the impact on retail pharmacy business as pharmacy benefit management (“PBM”) payors incent or mandate movement away from retail pharmacies to PBM mail order pharmacies;

•
our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs;

•
the risk that changes in federal or state laws or regulations, including to those relating to labor or wages, the Health Care Education Affordability Reconciliation Act, the repeal of all or part of the Patient Protection and the Affordable Care Act (or “ACA”), and decisions of the United States Supreme Court regarding those and other matters relevant to the Company or its operations, and any regulations enacted thereunder may occur;

•
the impact of the loss of one or more major third party payor contracts and the risk that providers and state contract changes may occur;

•
the risk that we may need to take further impairment charges if our future results do not meet our expectations;

•
our ability to sell our Centers of Medicare and Medicaid Services (“CMS”) receivables, in whole or in part, which could negatively impact our leverage ratio if we do not consummate a sale;

•
our ability to grow prescription count and realize front-end sales growth;

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OTHER INFORMATION
•
our ability to achieve cost savings and the other benefits of our organizational restructuring within our anticipated timeframe, if at all;

•
decisions to close additional stores and distribution centers or undertake additional refinancing activities, which could result in further charges;

•
our ability to manage expenses and our investments in working capital;

•
the continued impact of gross margin pressure in the PBM industries due to continued consolidation and client demand for lower prices while providing enhanced service offerings;

•
risks related to breaches of our information or payment systems or unauthorized access to confidential or personal information of our associates or customers;

•
our ability to maintain our current pharmacy services business and obtain new pharmacy services business, including maintaining renewals of expiring contracts, avoiding contract termination rights that may permit certain of our clients to terminate their contracts prior to their expiration, early price renegotiations prior to contract expirations and the risk that we cannot meet client guarantees;

•
our ability to manage our Medicare Part D Plan medical loss ratio (“MLR”) and meet the financial obligations of the plan;

•
the risk that we could experience deterioration in our current Star rating with the CMS or incur CMS penalties and/or sanctions;

•
the expiration or termination of our Medicare or Medicaid managed care contracts by federal or state governments;

•
changes in future exchange or interest rates or credit ratings, changes in tax laws, regulations, rates and policies;

•
the nature, cost and outcome of pending and future litigation and other legal or regulatory proceedings, and governmental investigations;

•
other risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission (the “SEC”).

We undertake no obligation to update or revise the forward-looking statements included in these proxy materials, whether as a result of new information, future events or otherwise, after the date of these proxy materials. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences are discussed in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Continuing Operations—Overview and Factors Affecting Our Future Prospects” included in our Annual Report on Form 10-K for fiscal year 2021. Additionally, the continued impact of COVID-19 could heighten many of the risk factors described herein.

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APPENDIX A—NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA, ADJUSTED NET INCOME (LOSS), ADJUSTED NET INCOME (LOSS) PER DILUTED SHARE AND OTHER NON-GAAP MEASURES
In addition to net income (loss) determined in accordance with GAAP, we use certain non-GAAP measures, such as “Adjusted EBITDA”, in assessing our operating performance. We believe the non-GAAP measures serve as an appropriate measure in evaluating the performance of our business. We define Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments (which removes the entire impact of LIFO, and effectively reflects the results as if we were on a FIFO inventory basis), charges or credits for facility closing and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt modifications and retirements, the Walgreens Boots Alliance, Inc. (WBA) merger termination fee, and other items (including stock-based compensation expense, merger and acquisition-related costs, a non-recurring litigation settlement (as further discussed below), severance, restructuring-related costs and costs related to facility closures, gain on the Bartell Drugs acquisition and gain or loss on sale of assets). We reference this particular non-GAAP financial measure frequently in our decision-making because it provides supplemental information that facilitates internal comparisons to the historical periods and external comparisons to competitors. In addition, incentive compensation is primarily based on Adjusted EBITDA and we base certain of our forward-looking estimates on Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA.
The following is a reconciliation of our net loss to Adjusted EBITDA for fiscal 2021, 2020 and 2019:
	February 27, 2021 (52 weeks)	February 29, 2020 (52 weeks)	March 2, 2019 (52 weeks)
	(Dollars in thousands)
Net loss from continuing operations	$(100,070)	$(469,219)	$(666,954)
Interest expense	201,388	229,657	227,728
Income tax (benefit) expense	(20,157)	387,607	77,477
Depreciation and amortization	327,124	328,277	357,882
LIFO (credit) charge	(51,692)	(64,804)	23,354
Lease termination and impairment charges	58,403	42,843	107,994
Goodwill and intangible asset impairment charges	29,852	—	375,190
(Gain) loss on debt retirements, net	(5,274)	(55,692)	554
Merger and Acquisition-related costs	10,549	3,599	37,821
Stock-based compensation expense	13,003	16,087	12,115
Restructuring-related costs	84,552	105,642	4,704
Inventory write-downs related to store closings	3,709	4,652	13,487
Litigation settlement	—	—	18,000
(Gain) loss on sale of assets, net	(69,300)	4,226	(38,012)
Gain on Bartell Drugs acquisition	(47,705)	—	—
Other	3,283	5,336	12,104
Adjusted EBITDA from continuing operations	$437,665	$538,211	$563,444
The following is a reconciliation of our net loss from continuing operations to Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share for fiscal 2021, 2020 and 2019. Adjusted Net Income (Loss) is defined as net income (loss) excluding the impact of amortization expense, merger and acquisition-related costs, a non-recurring litigation settlement (as further discussed below), gains or losses on debt modifications and retirements, LIFO adjustments (which removes the entire impact of LIFO, and effectively reflects the results as if we were on a FIFO inventory basis), goodwill and intangible asset impairment charges, restructuring-related costs, gain on the Bartell Drugs acquisition and the WBA merger termination fee. We calculate Adjusted Net Income (Loss) per Diluted Share using our above-referenced definition of Adjusted Net Income (Loss). We believe Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share are useful indicators of

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APPENDIX A—NON-GAAP FINANCIAL MEASURES
our operating performance over multiple periods. Adjusted Net Income (Loss) per Diluted Share is calculated using our above-referenced definition of Adjusted Net Income (Loss):
	February 27, 2021 (52 weeks)	February 29, 2020 (52 weeks)	March 2, 2019 (52 weeks)
	(Dollars in thousands)
Net loss	$(100,070)	$(469,219)	$(666,954)
Add back—Income tax (benefit) expense	(20,157)	387,607	77,477
Loss before income taxes	(120,227)	(81,612)	(589,477)
Adjustments:
Amortization expense	89,020	103,941	125,640
LIFO (credit) charge	(51,692)	(64,804)	23,354
Goodwill and intangible asset impairment charges	29,852	—	375,190
(Gain) loss on debt modifications and retirements, net	(5,274)	(55,692)	554
Merger and Acquisition-related costs	10,549	3,599	37,821
Restructuring-related costs	84,552	105,642	4,704
Gain on Bartell Drug acquisition	(47,705)	—	—
Litigation settlement	—	—	18,000
Adjusted (loss) income before income taxes	(10,925)	11,074	(4,214)
Adjusted income tax (benefit) expense(a)	(2,873)	3,061	(1,163)
Adjusted net (loss) income	(8,052)	8,013	(3,051)
Net loss per diluted share	(1.87)	(8.82)	(12.62)
Adjusted net (loss) income per diluted share	$(0.15)	$0.15	$(0.06)

(a)
The fiscal year 2021, 2020 and 2019 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOLs, state credits and valuation allowance, was used for the fifty-two weeks ended February 27, 2021, the fifty-two weeks ended February 29, 2020 and the fifty-two weeks ended March 2, 2019, respectively.

We have in the past and may in the future be involved in litigation, claims and proceedings that result in legal settlements or similar payments. We have historically not made adjustments for amounts related to these matters when calculating Adjusted EBITDA and Adjusted Net Income (Loss). Given the nature of a material legal settlement incurred in the second quarter of fiscal 2019, for comparability purposes we have added the amount of this settlement back to net income when calculating Adjusted EBITDA and Adjusted Net Income (Loss) for the fifty-two week period ended March 2, 2019 to help investors better compare our operating performance over multiple periods. For additional information regarding the settlement see Note 22 to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K as filed with the SEC on April 27, 2021.
In addition to Adjusted EBITDA, Adjusted Net (Loss) Income and Adjusted Net (Loss) Income per Diluted Share, we occasionally refer to several other Non-GAAP measures, on a less frequent basis, in order to describe certain components of our business and how we utilize them to describe our results. These measures include but are not limited to Adjusted EBITDA Gross Margin and Gross Profit (gross margin/gross profit excluding non-Adjusted EBITDA items), Adjusted EBITDA SG&A (SG&A expenses excluding non-Adjusted EBITDA items), FIFO Gross Margin and FIFO Gross Profit (gross margin/gross profit before LIFO charges), and Free Cash Flow (Adjusted EBITDA less cash paid for interest, rent on closed stores, capital expenditures, restructuring-related costs and the change in working capital).
We include these non-GAAP financial measures in order to provide transparency to our investors and enable investors to better compare our operating performance with the operating performance of our competitors including with those of our competitors having different capital structures. Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share or other non-GAAP measures should not be considered in isolation from, and are not intended to represent an alternative measure of, operating results.

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APPENDIX B—RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN
Appendix B
Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan
1.
Purpose; Establishment.

The Rite Aid Corporation 2020 Omnibus Equity Plan (the “Plan”) is intended to promote the interests of the Company and its stockholders by providing officers and other associates of the Company and its Affiliates (including directors who are also associates of the Company or its Affiliates) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and its Affiliates and to acquire a proprietary interest in the long-term success of the Company; and to reward the performance of individual officers, other associates and non-employee directors in fulfilling their personal responsibilities for long-range achievements. The Plan is also designed to encourage stock ownership by such persons, thereby aligning their interest with those of the Company’s stockholders. The Plan has been adopted and approved by the Board of Directors (defined below) and shall become effective as of July 8, 2020, subject to the approval of the stockholders of the Company.
2.
Definitions.

As used in the Plan, the following definitions apply to the terms indicated below:
(a)
“Affiliate” means any entity if, at the time of granting of an Award (1) the Company, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity or (2) such entity, directly or indirectly, owns at least 50% of the combined voting power of all classes of stock of the Company.

(b)
“Agreement” shall mean the writing evidencing an Award or a notice of an Award delivered to a Participant by the Company.

(c)
“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Unit, Stock Bonus or Other Award granted pursuant to the terms of the Plan.

(d)
“Board of Directors” shall mean the Board of Directors of the Company.

(e)
“Business Criteria” shall mean performance goals based on criteria selected by the Board or the Committee, as applicable, in its sole discretion, including, without limitation, one or more of the following criteria: (1) return on total stockholder equity; (2) earnings or book value per share of Company Stock; (3) net income (before or after taxes); (4) earnings before all or any interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”), including a non-GAAP measure of adjusted EBITDA (“Adjusted EBITDA”); (5) inventory goals; (6) return on assets, capital or investment; (7) market share; (8) cost reduction goals; (9) earnings from continuing operations; (10) levels of expense, costs or liabilities; (11) store level performance; (12) operating profit; (13) sales or revenues; (14) stock price appreciation; (15) total stockholder return; (16) implementation or completion of critical projects or processes; (17) prescription counts; (18) customer service or customer service satisfaction; (19) associate satisfaction; (20) clinics opened; (21) stores remodeled or constructed; (22) cost of capital; (23) Accountable Care Organization results; (24) medical services delivered; (25) leverage ratio or (26) any combination of the foregoing. Where applicable, Business Criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, an Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Business Criteria may be subject to a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). The Committee shall have the authority to make equitable adjustments to the Business Criteria in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or

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APPENDIX B—RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN
regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.
(f)
“Cause” shall have meaning set forth in the Participant’s employment agreement with the Company; provided that if no such agreement or definition exists, “Cause” shall mean, unless otherwise specified in an Agreement, (i) the Participant’s willful misconduct or gross negligence which materially and demonstrably results in financial harm to the Company; (ii) a material breach by the Participant of the Participant’s fiduciary duty or duty of loyalty to the Company or any affiliate which demonstrably results in financial harm to the Company; (iii) the Participant’s misappropriation of funds or other property of the Company or any Subsidiary or the plea of guilty by the Participant to or conviction of the Participant for the commission of a felony; or (iv) the conduct by the Participant which is a material violation of Company policy or which materially interferes with the Participant’s ability to perform his or her duties.

(g)
“Change in Control” shall have the meaning set forth in Section 14(d).

(h)
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(i)
“Committee” shall mean a committee of the Board of Directors, which shall consist of two or more persons, each of whom shall qualify as a “nonemployee director” within the meaning of Rule 16b-3 and an “independent director” within the meaning of the New York Stock Exchange Listed Company Manual.

(j)
“Company” shall mean Rite Aid Corporation, a Delaware corporation, and, where appropriate, each of its Affiliates.

(k)
“Company Stock” shall mean the common stock of the Company, par value $1.00 per share.

(l)
“Effective Date” shall mean July 8, 2020.

(m)
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n)
“Fair Market Value” shall mean, with respect to a share of Company Stock, on a particular date (i) the closing price of Company Stock as quoted on the composite tape of the New York Stock Exchange and published in The Wall Street Journal with respect to such date, or if there is no trading of Company Stock on such date, such price on the next preceding date on which there was trading in such shares of Company Stock or (ii) if the shares of Company Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Company Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine in good faith using a reasonable method in accordance with Section 409A of the Code.

(o)
“Good Reason” shall have meaning set forth in the Participant’s employment agreement with the Company; and if no such agreement or definition exists, “Good Reason” shall not apply to the Participant unless otherwise specified in an Agreement.

(p)
“Incentive Stock Option” shall mean an Option that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and which is designated by the Committee as an Incentive Stock Option.

(q)
“Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(r)
“Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.

(s)
“Other Award” shall mean an Award granted pursuant to Section 13 hereof.

(t)
“Participant” shall mean an associate or non-employee director of the Company to whom an Award is granted pursuant to the Plan.

(u)
“Phantom Unit” shall mean the right, granted pursuant to Section 11, to receive in cash or shares of Company Stock the Fair Market Value of a share of Company Stock or, in the case of an Award denominated in cash, to receive the amount of cash per unit that is determined by the Committee in connection with the Award.

(v)
“Prior Equity Plans” shall mean, collectively, the Rite Aid Corporation 1999 Stock Option Plan, the Rite Aid Corporation 2000 Omnibus Equity Plan, the Rite Aid Corporation 2001 Stock Option Plan, the Rite Aid Corporation 2004 Omnibus Equity Plan, the Rite Aid Corporation 2006 Omnibus Equity Plan, the Rite Aid Corporation 2010 Omnibus Equity Plan, the Rite Aid Corporation 2012 Omnibus Equity Plan and the Rite Aid Corporation 2014 Omnibus Equity Plan.

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APPENDIX B—RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN
(w)
“Qualifying Termination” shall mean a termination of employment by the Company other than for Cause or by the Participant with Good Reason (if applicable).

(x)
“Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 9 hereof and which is subject to restrictions as set forth in Section 9(d).

(y)
“Restricted Stock Unit” shall mean the right, granted pursuant to Section 10 hereof, to receive a number of shares of Company Stock subject to certain restrictions that lapse at the end of a specified period or periods.

(z)
“Retirement” shall mean the participant’s voluntary termination of employment with the Company after having attained age sixty (60) or having completed five (5) years of current, continuous service with the Company (measured from the Participant’s most recent first day of employment with the Company), whichever is later.

(aa)
“Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(bb)
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(cc)
“Stock Appreciation Right” shall mean the right to receive, upon exercise of the right, the applicable amounts as described in Section 8.

(dd)
“Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 12.

(ee)
“Subsidiary” shall mean a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

3.
Stock Subject to the Plan.

(a)
Shares Available for Awards; Certain Limitations. The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 6,050,000 shares of Company Stock plus any shares of Company Stock remaining available for grant under the Prior Equity Plans as of the Effective Date (in each case, subject to adjustment as provided by Section 3(b)), all of which may be granted as Incentive Stock Options. Any shares of Company Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. Any shares of Company Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as 1.45 shares for every one (1) share granted in connection with such Award or by which the Award is valued. Such shares of Company Stock may be authorized but unissued shares of Company Stock or authorized and issued shares of Company Stock held in the Company’s treasury. In addition, the number of shares of Company Stock that are subject to awards as of the Effective Date under the Prior Equity Plans that, in the future, are forfeited, cancelled, exchanged or surrendered or terminate (in each case, other than due to the expiration of Options on the expiration date of such Options) under the Prior Equity Plans without a distribution of shares to the Participant, shall be added to the number of shares of Company Stock available for grant under the Plan. Upon the approval of the Plan by the stockholders of the Company, no further awards shall be made under the Prior Equity Plans.

(b)
Adjustment for Change in Capitalization. In the event that any special or extraordinary dividend or other extraordinary distribution is declared (whether in the form of cash, Company Stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event, the Committee shall adjust, as it deems necessary or appropriate, (1) the number and kind of shares of stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of stock or other property, including cash, issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the limitations set forth in Section 3(a); provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code, and provided further that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section. The determinations made by the Committee pursuant to this Section 4(b) shall be final, binding and conclusive.

(c)
Reuse of Shares. If any shares of Company Stock subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Company Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, shares of Company Stock that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award under the Plan, shares repurchased by the Company using stock option exercise proceeds, as well as any shares of Company Stock exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not be available for subsequent Awards under the Plan, and notwithstanding that a Stock Appreciation Right is settled by the delivery of a net number of shares of Company Stock, the full number of shares of Company Stock underlying such Stock Appreciation Right shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards

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APPENDIX B—RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN
shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. In addition, (i) to the extent an Award is paid or settled in cash, the number of shares of Company Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Company Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Company Stock available for Awards under the Plan.
(d)
Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of the pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio used in such acquisition or combination to determine the relative value of the acquired company’s stock or to determine the consideration payable to the holders of common stock of the acquired company) may be used for Awards under the Plan and shall not reduce the shares authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, and shall only be made to individuals who were not employees or non-employee directors of the Company prior to such acquisition or combination.

(e)
Director Limits. In connection with service as a non-employee director of the Company, no Participant who is a non-employee director shall be granted Awards during any calendar year that, when aggregated with such non-employee director’s cash fees with respect to such calendar year, exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for the Company’s financial reporting purposes).

(f)
No dividend or dividend equivalent awarded in respect of an Award under the Plan shall be paid or settled until such underlying Award becomes vested pursuant to the terms of the Plan and the applicable Agreement.

(g)
Notwithstanding anything in the Plan to the contrary excluding Section 14, (other than Awards made with respect to no more than 5% of the aggregate shares of Company Stock authorized under the Plan pursuant to Section 3(a)), Awards made pursuant to Sections 7, 8, 9, 10, 11 or 13 of the Plan shall be granted subject to a minimum vesting period of at least twelve (12) months. For the avoidance of doubt, Awards made pursuant to Section 12 of the Plan shall count against the 5% referenced in the first sentence above.

4.
Administration of the Plan.

(a)
The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Company Stock or cash or other property to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to determine whether an Award may be settled in cash and/or shares of Company Stock; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may, in its sole and absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option or Stock Appreciation Right becomes exercisable, (b) waive or amend the operation of Plan provisions respecting exercise after termination of employment (provided that the term of an Option or Stock Appreciation Right may not be extended beyond ten years from the date of grant or the original term of the Option or Stock Appreciation Right, if less), (c) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any Award, and (d) otherwise adjust any of the terms applicable to any such Award in a manner consistent with the terms of the Plan and applicable law. Notwithstanding anything in the Plan to the contrary, the powers and authority of the Committee shall be exercised by the Board of Directors in the case of Awards made to non-employee directors.

(b)
The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan or any Agreement and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties. No member of the Board of Directors or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board of Directors or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board of Directors or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

(c)
To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the shares of Company Stock are listed, quoted or traded, the Board of Directors or Committee may from time to

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APPENDIX B—RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN
time delegate to a committee of one or more members of the Board of Directors, or to the Chief Executive Officer of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Section 4; provided, however, that in no event shall such individuals be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act or (b) officers of the Company (or non-employee directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under applicable securities laws or the rules of any securities exchange or automated quotation system on which the shares of Company Stock are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board of Directors or Committee specifies at the time of such delegation, and the Board of Directors or Committee, as the case may be, may at any time rescind the authority so delegated or appoint a new delegatee.
5.
Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be such associates of the Company or any Affiliate of the Company (including officers of the Company or any Affiliate of the Company, whether or not they are directors of the Company or any Affiliate of the Company), and non-employee directors of the Company or any Affiliate of the Company, in each case as the Committee (or, in the case of non-employee directors, the Board of Directors) shall select from time to time. The grant of an Award hereunder in any year to any associate or non-employee director shall not entitle such person to a grant of an Award in any future year.
6.
Awards Under the Plan; Agreement.

The Committee may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Phantom Units, Stock Bonuses and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable and which are not in conflict with the terms of the Plan. By accepting an Award, a Participant shall be deemed to agree that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.
7.
Options.

(a)
Identification of Options. Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. All Options shall be non-transferable, except by will or the laws of descent and distribution or except as otherwise determined by the Committee for estate planning purposes with respect to a Nonqualified Stock Option.

(b)
Exercise Price. Each Agreement with respect to an Option shall set forth the amount per share (the “option exercise price”) payable by the Participant to the Company upon exercise of the Option. The option exercise price shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant. Other than with respect to an adjustment described in Section 3, in no event shall the option exercise price be reduced following the grant of an Option, nor shall an Option be cancelled in exchange for a replacement Option with a lower exercise price or in exchange for another type of Award or cash payment without stockholder approval. In addition, the Committee shall not have the authority to grant an Option which provides that the Participant will be granted a new Option (sometimes referred to as a “reload option”) for a number of shares equal to the number of shares surrendered by the Participant upon exercise of all or a part of the original Option.

(c)
Term and Exercise of Options.

(i)
Each Option shall become exercisable at the time determined by the Committee and set forth in the applicable Agreement. At the time of grant of an Option, the Committee may impose such restrictions or conditions to the exercisability of the Option as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals including goals based on one or more Business Criteria. Subject to Section 7(d) hereof, the Committee shall determine and set forth in the applicable Agreement the expiration date of each Option, which shall be no later than the tenth anniversary of the date of grant of the Option.

(ii)
An Option shall be exercised by delivering the form of notice of exercise provided by the Company. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier’s check or wire transfer; (B) in shares of Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise; (C) by withholding shares of Company Stock otherwise deliverable upon exercise of an Option; or (D) by any such other methods (including broker assisted cashless exercise) as the Committee may from time to time authorize; provided, however, that in the case of a Participant who is subject to Section 16 of the Exchange Act, the method of making such payment shall be in compliance with applicable law. Except as authorized by the Committee, any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock

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APPENDIX B—RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN
powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require. If the Committee decides that payment will be made in shares of Company Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.
(iii)
Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

(d)
Provisions Relating to Incentive Stock Options. Incentive Stock Options may only be granted to associates of the Company and its Affiliates, in accordance with the provisions of Section 422 of the Code. To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or a Subsidiary shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 7(d), Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(e)
Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Agreement, and subject to the Committee’s authority pursuant to Section 4 hereof: (i) in the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate for any reason other than Cause, death, disability or Retirement, each Option granted to such Participant, to the extent that it is exercisable at the time of such termination, shall remain exercisable for the 90 day period following such termination, but in no event following the expiration of its term, and each Option that remains unexercisable as of the date of such a termination shall be terminated at the time of such termination, (ii) in the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the death of the Participant, each Option granted to such Participant that is outstanding as of the date of death shall become fully exercisable and shall remain exercisable by the Participant’s legal representatives, heirs or legatees for the one year period following such termination, but in no event following the expiration of its term and (iii) in the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the disability or Retirement of the Participant (in each case as determined by the Committee), each Option granted to such Participant that is outstanding and vested as of the date of such termination shall remain exercisable by the Participant (or such Participant’s legal representatives) for the one year period following such termination, but in no event following the expiration of its term and each Option that remains unexercisable as of the date of a termination due to disability or Retirement shall be terminated at the time of such termination. In the event of the termination of a Participant’s employment for Cause, each outstanding Option granted to such Participant shall terminate at the commencement of business on the date of such termination.

(f)
Leave of Absence. In the case of any Participant on an approved leave of absence, the Committee may make such provision respecting the continuance of the Option while in the employ or service of the Company as it may deem equitable, except that in no event may an Option be exercised after the expiration of its term.

8.
Stock Appreciation Rights.

(a)
A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or, with respect to a Nonqualified Stock Option, at any time thereafter during the term of the Option, or may be granted unrelated to an Option. At the time of grant of a Stock Appreciation Right, the Committee may impose such restrictions or conditions to the exercisability of the Stock Appreciation Right as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals including goals based on one or more Business Criteria. The term of a Stock Appreciation Right granted without relationship to an Option shall not exceed ten years from the date of grant. In addition, the exercise price of a Stock Appreciation Right shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date of grant.

(b)
A Stock Appreciation Right related to an Option shall require the holder, upon exercise, to surrender such Option with respect to the number of shares as to which such Stock Appreciation Right is exercised, in order to receive payment of any amount computed pursuant to Section 8(d). Such Option will, to the extent surrendered, then cease to be exercisable.

(c)
Subject to Section 8(i) and to such rules and restrictions as the Committee may impose, a Stock Appreciation Right granted in connection with an Option will be exercisable at such time or times, and only to the extent that a related Option is exercisable. All Stock Appreciation Rights shall be non-transferable (except to the extent that such related Option may be transferable), except by will or the laws of descent and distribution or except as otherwise determined by the Committee for estate planning purposes.

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(d)
Upon the exercise of a Stock Appreciation Right whether related or unrelated to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

(i)
the excess of the Fair Market Value of a share of Company Stock on the date of exercise of such Stock Appreciation Right over the exercise price of the Stock Appreciation Right, by

(ii)
the number of shares as to which such Stock Appreciation Right is exercised.

(e)
Notwithstanding subsection (d) above, the Committee may place a limitation on the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the date of grant and noted in the applicable Agreement.

(f)
Payment of the amount determined under subsection (d) above may be made solely in whole shares of Company Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or alternatively, in the sole discretion of the Committee, solely in cash or a combination of cash and shares. Except as authorized by the Committee, any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require. If the Committee decides that payment will be made in shares of Company Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

(g)
Other than with respect to an adjustment described in Section 3, in no event shall the exercise price with respect to a Stock Appreciation Right be reduced following the grant of a Stock Appreciation Right, nor shall a Stock Appreciation Right be cancelled in exchange for a replacement Stock Appreciation Right with a lower exercise price or in exchange for another type of Award or cash payment without stockholder approval.

(h)
Except as may otherwise be provided in the applicable Agreement, and subject to the Committee’s authority pursuant to Section 4 hereof, (i) in the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate for any reason other than Cause, death or disability or Retirement, each Stock Appreciation Right granted to such Participant, to the extent that it is exercisable at the time of such termination, shall remain exercisable for the 90 day period following such termination, but in no event following the expiration of its term, and any Stock Appreciation Right that is not exercisable as of the date of such a termination shall be terminated at the time of such termination (except as may be otherwise determined by the Committee), (ii) in the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the death of the Participant, each Stock Appreciation Right granted to such Participant that is outstanding as of the date of death shall become fully exercisable and shall remain exercisable by the Participant’s legal representatives, heirs or legatees for the one year period following such termination, but in no event following the expiration of its term and (iii) in the event that the employment of a Participant with the Company (or the Participant’s service to the Company) shall terminate on account of the disability or Retirement of the Participant (in each case as determined by the Committee), each Stock Appreciation Right granted to such Participant that is outstanding and vested as of the date of such termination shall remain exercisable by the Participant (or such Participant’s legal representatives) for the one year period following such termination, but in no event following the expiration of its term, and each Stock Appreciation Right that remains unexercisable as of the date of a termination due to disability or Retirement shall be terminated at the time of such termination. In the event of the termination of a Participant’s employment for Cause, each outstanding Stock Appreciation Right granted to such Participant shall terminate at the commencement of business on the date of such termination.

(i)
Leave of Absence. In the case of any Participant on an approved leave of absence, the Committee may make such provision respecting the continuance of the Stock Appreciation Right while in the employ or service of the Company as it may deem equitable, except that in no event may a Stock Appreciation Right be exercised after the expiration of its term.

9.
Restricted Stock.

(a)
Price. At the time of the grant of shares of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each share of Restricted Stock subject to the Award.

(b)
Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such shares. The Committee may divide such shares into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock are satisfied, and subject to Section 9(h), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 9(d) shall lapse.

(c)
Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals including goals based on one or more Business Criteria. The Committee may also provide that the vesting or forfeiture of shares of Restricted Stock may be based upon the achievement of, or failure to

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achieve, certain levels of performance and may provide for partial vesting of Restricted Stock in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded. Notwithstanding anything in this Section 9(c) to the contrary, unless otherwise provided by the Committee pursuant to Section 9(h) or Section 14, Restricted Stock which vests based on achievement of performance goals or levels of performance may not become fully vested prior to the first anniversary of the date upon which such Restricted Stock is granted.
(d)
Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, such Restricted Stock may not be transferred, assigned or otherwise disposed of, and no transfer of a Participant’s rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such shares, and all of the rights related thereto, shall be forfeited by the Participant.

(e)
Dividends on Restricted Stock. Any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

(f)
Issuance of Certificates. The Committee may, upon such terms and conditions as it determines, provide that (1) a certificate or certificates representing the shares underlying a Restricted Stock Award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, (2) such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited or (3) the Participant’s ownership of the Restricted Stock shall be registered by the Company in book entry form.

(g)
Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 9(d) shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall, as determined by the Committee, make a book entry record of such share or cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.

(h)
Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Agreement, and subject to the Committee’s authority under Section 4 hereof, upon the termination of a Participant’s employment (or upon cessation of such Participant’s services to the Company) for any reason, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

10.
Restricted Stock Units.

(a)
Vesting Date. At the time of the grant of an Award of Restricted Stock Units, the Committee shall establish a vesting date or vesting dates with respect to such Restricted Stock Units. Provided that all conditions to the vesting of an Award of Restricted Stock Units are satisfied, and subject to Section 10(g), upon the occurrence of the vesting date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) shall lapse.

(b)
Conditions to Vesting. At the time of the grant of an Award of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock Units as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals including goals based on one or more Business Criteria. The Committee may also provide that the vesting or forfeiture of Restricted Stock Units may be based upon the achievement of, or failure to achieve, certain levels of performance and may provide for partial vesting of Restricted Stock Units in the event that the maximum level of performance is not met if the minimum level of performance has been equaled or exceeded. Notwithstanding anything in this Section 10(b) to the contrary, unless otherwise provided by the Committee pursuant to Section 10(g) or Section 14, Restricted Stock Units which vests based on achievement of performance goals or levels of performance may not become fully vested prior to the first anniversary of the date upon which such Restricted Stock Unit is granted.

(c)
Restrictions on Transfer Prior to Vesting. Prior to the vesting of an Award of Restricted Stock Units, such Restricted Stock Units may not be transferred, assigned or otherwise disposed of, and no transfer of a Participant’s rights with respect to such Restricted Stock Units, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such Restricted Stock Units, and all of the rights related thereto, shall be forfeited by the Participant.

(d)
Dividends on Restricted Stock Units. Any dividends paid on shares of Company Stock subject to Restricted Stock Units shall solely be credited in the form of dividend equivalents and shall in no event be settled until all restrictions on Restricted Stock Units have lapsed and the underlying shares of Company Stock are settled.

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APPENDIX B—RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN
(e)
Consequences of Vesting. Upon the vesting of an Award of Restricted Stock Units pursuant to the terms hereof, the restrictions of Section 10(c) shall lapse with respect to such Restricted Stock Units and stock certificates in respect of the shares of Company Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his or her legal representative, in a number equal to the number of shares of Company Stock underlying the Award of Restricted Stock Units. Following the date on which an Award of Restricted Stock Units vests and is settled in shares of Company Stock, the Company shall, as determined by the Committee, make a book entry record of such shares or cause to be delivered to the Participant to whom such shares were delivered, a certificate evidencing such share, which may bear a restrictive legend, if the Committee determines such a legend to be appropriate.

(f)
Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Agreement, and subject to the Committee’s authority under Section 4 hereof, upon the termination of a Participant’s employment (or upon cessation of such Participant’s services to the Company) for any reason, any and all Restricted Stock Units to which restrictions and conditions apply, together with any dividend equivalents deemed to have been credited with respect to such unvested Restricted Stock Units, shall be immediately forfeited upon the Participant’s termination of employment (or upon cessation of such Participant’s services to the Company) for any reason.

(g)
Settlement. Notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, upon the lapse of all applicable restrictions and conditions, shares of Company Stock (either in certificated or uncertificated form) shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.

11.
Phantom Units.

(a)
Vesting Date. At the time of the grant of Phantom Units, the Committee shall establish a vesting date or vesting dates with respect to such units. The Committee may divide such units into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of the Phantom Units imposed pursuant to Section 11(c) are satisfied, and subject to Section 11(d), upon the occurrence of the vesting date with respect to the Phantom Units, such units shall vest.

(b)
Benefit Upon Vesting. Unless otherwise provided in an Agreement, upon the vesting of Phantom Units, the Participant shall be paid, within 30 days of the date on which such units vest, an amount, in cash and/or shares of Company Stock, as determined by the Committee. In the case of Awards denominated in shares of Company Stock, the amount per Phantom Unit shall be equal to the sum of (1) the Fair Market Value of a share of Company Stock on the date on which such Phantom Units vest and (2) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the Phantom Units were granted and terminating on the date on which such units vest. In the case of Awards denominated in cash, the amount per Phantom Unit shall be equal to the cash value of the Phantom Unit on the date on which such Phantom Units vest.

(c)
Conditions to Vesting. At the time of the grant of Phantom Units, the Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of performance goals including goals based on one or more Business Criteria. Notwithstanding anything in this Section 11(c) to the contrary, unless otherwise provided by the Committee pursuant to Section 11(d) or Section 14, Phantom Units which vest based on achievement of performance goals may not become fully vested prior to the first anniversary of the date upon which such Phantom Units are granted.

(d)
Effect of Termination of Employment (or Provision of Services). Except as may otherwise be provided in the applicable Agreement, and subject to the Committee’s authority pursuant to Section 4 hereof, Phantom Units that have not vested, together with any dividend equivalents deemed to have been credited with respect to such unvested units, shall be forfeited upon the Participant’s termination of employment (or upon cessation of such Participant’s services to the Company) for any reason.

12.
Stock Bonuses.

In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock constituting such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable, or, as determined by the Committee, the Company shall make a book entry record of such share.
13.
Other Awards, Including Cash-Based and Other Stock-Based Awards.

Other forms of Awards (“Other Awards”) valued in whole or in part by reference to, or otherwise based on, Company Stock, including but not limited to dividend equivalents or cash incentive awards, may be granted either alone or in addition to other Awards (other than in connection with Options or Stock Appreciation Rights) under the Plan. Any dividend or dividend equivalent

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awarded under the Plan shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Award and shall only become payable if (and to the extent) the underlying Awards vest. No dividend or dividend equivalent awarded in respect of an Award under the Plan shall be paid or settled until such underlying Award becomes vested pursuant to the terms of the Plan and the applicable Agreement. Cash incentive awards may be denominated in units that have a dollar value established by the Committee as of the date of grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards, or the manner in which such Other Awards shall be settled (e.g., in shares of Company Stock or cash), or the conditions to the vesting and/or payment or settlement of such Other Awards (which may include, but not be limited to, achievement of performance goals including goals based on one or more Business Criteria) and all other terms and conditions of such Other Awards. If a cash incentive award is not by its terms exempt from Code Section 409A, then the applicable Agreement shall contain terms and conditions intended to avoid adverse tax consequences specified in Code Section 409A.
14.
Change in Control Provisions.

(a)
Unless otherwise provided by the Committee or in the applicable Agreement, and subject to Section 3(b), in the event of a Change in Control:

(i)
With respect to each outstanding time-based Award that is assumed or substituted in connection with a Change in Control, in the event of a Qualifying Termination of a Participant’s employment or service during the 24-month period following such Change of Control, (i) such Award shall become fully vested and exercisable and (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse. With respect to each outstanding performance-based Award that is assumed or substituted in connection with a Change in Control, in the event of a Qualifying Termination of a Participant’s employment or service during the 24-month period following such Change of Control, the Participant shall vest in a number of Shares subject to such performance-based Award equal to the product of (i) the number of Shares subject to the performance-based Award assuming the target level of performance and (ii) a fraction, the numerator of which is the number of days elapsed from the first day of the performance period through and including the date of the Qualifying Termination, and the denominator of which is the total number of days in the performance period.

(ii)
With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change of Control, (i) such Award shall become fully vested and exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) and any performance conditions imposed with respect to such Award shall be deemed to be achieved at target performance levels.

(iii)
For purposes of this Section 14, an Award shall be considered assumed or substituted for if, following the Change in Control, (A) the Award is of comparable value and remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to shares of Company Stock, the Award instead confers the right to receive common stock of the acquiring or ultimate parent entity and (B) the securities of the acquiring or ultimate parent entity underlying the Award after such assumption or substitution are freely tradable on a domestic stock exchange.

(iv)
Notwithstanding any other provision of the Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Committee may, in its discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess of the consideration paid per share of Company Stock in the Change in Control over the exercise or purchase price (if any) per share of Company Stock subject to the Award multiplied by (ii) the number of shares of Company Stock granted under the Award. If the amount determined pursuant to the immediately preceding sentence is zero, such Award may be cancelled pursuant to this Section 14(a) without payment of any consideration to the affected Participant. The Committee shall not be required to treat all Awards similarly for purposes of this Section 14(a). Payment of amounts under this Section 14(a) shall be made in such form, on such terms and subject to such conditions as the Committee determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company’s stockholders in connection with the Change in Control and may, in the Committee’s discretion, include subjecting such payments to vesting conditions comparable to the Awards surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company’s stockholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

(b)
Notwithstanding the foregoing, for each Award that constitutes nonqualified deferred compensation under Section 409A of the Code, if required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred for purposes of the payment or settlement of such Award under the Plan only if a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code shall also be deemed to have occurred under Section 409A of the Code.

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(c)
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(d)
A “Change in Control” of the Company shall be deemed to have occurred, as the result of a single transaction or a series of transactions, if the events set forth in any one of the following paragraphs shall have occurred:

(i)
Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(ii)
Incumbent Directors cease at any time and for any reason to constitute a majority of the number of directors then serving on the Board of Directors. “Incumbent Directors” shall mean directors who either are directors of the Company as of the Effective Date or are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination but shall not include an individual whose election or nomination is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors to the Board of Directors;

(iii)
There is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof, more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately alter such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company or similar transaction in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding voting securities; or

(iv)
The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(e)
“Affiliate” shall have the meaning set forth in Rule 12b-2 under Section 12 of the Exchange Act.

(f)
“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities which are properly filed on a Form 13G.

(g)
“Exchange Act” shall mean the Securities Exchange Act of 1934. as amended from time to time.

(h)
“Person” shall have the meaning given in Section 3a9 of the Exchange Act as modified and used in Sections 13d and 14d thereof, except, that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company.

15.
Rights as a Stockholder.

No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Award until the date of record issuance of such shares of Company Stock in the books of the Company or the issuance of a stock certificate with respect to such shares. Except for adjustments provided in Section 3(b), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such book entry is made or stock certificate is issued.
16.
No Employment Rights; No Right to Award.

Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by or provision of services to the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other person.

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APPENDIX B—RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN
17.
Securities Matters and Regulations.

(a)
Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Company Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or advisable.

(b)
Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Company Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Company Stock, no such Award shall be granted or payment made or Company Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(c)
In the event that the disposition of Company Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Company Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Participant receiving Company Stock pursuant to the Plan, as a condition precedent to receipt of such Company Stock, to represent to the Company in writing that the Company Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

18.
Withholding Taxes.

Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the maximum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.
19.
Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.
20.
Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.
21.
Voting Proxy

The Company reserves the right to require the Participant, to the fullest extent permitted by applicable law, to appoint such Person as shall be determined by the Board in its sole discretion as the Participant’s proxy with respect to all applicable unvested Awards of which the Participant may be the record holder of from time to time to (A) attend all meetings of the holders of the shares of Company Stock, with full power to vote and act for the Participant with respect to such Awards in the same manner and extent that the Participant might were the Participant personally present at such meetings, and (B) execute and deliver, on behalf of the Participant, any written consent in lieu of a meeting of the holders of the shares of Company Stock in the same manner and extent that the Participant might but for the proxy granted pursuant to this sentence.
22.
Amendment or Termination of the Plan.

The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required for any such amendment if and to the extent such approval is required in order to comply with applicable law or stock exchange listing requirement. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Sections 3 and 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award.

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APPENDIX B—RITE AID CORPORATION AMENDED AND RESTATED 2020 OMNIBUS EQUITY INCENTIVE PLAN
23.
Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Agreement will be valid, except with the prior written consent of the Committee, which consent may be granted or withheld in the sole discretion of the Committee. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Agreement shall not be entitled to be recognized as a holder of any shares of Common Stock or other property underlying such Award. Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Option or Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative. Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.
24.
Expenses and Receipts.

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award may be used for general corporate purposes.
25.
Effective Date and Term of Plan.

The Plan shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, any Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.
26.
Participant Rights.

No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants.
27.
Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.
28.
No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
29.
Beneficiary.

A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
30.
Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

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31.
Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
32.
Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.
33.
Section 409A Compliance.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such Awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or upon the Participant’s death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.
34.
Forfeiture and Compensation Recovery.

(a)
The Committee may specify in an Agreement that the Participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation or forfeiture or recovery by the Company upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of the Award. Such events may include termination of employment or service for Cause, violation of material Company policies, breach of noncompetition or other restrictive covenants that apply to the Participant, a determination that the payment of the Award was based on an incorrect determination that financial or other criteria were met or other conduct by the Participant that is detrimental to the business or reputation of the Company or its Affiliates.

(b)
Awards and any payments or compensation associated therewith may be made subject to forfeiture or recovery by the Company or other action pursuant to any compensation recovery or recoupment policy adopted by the Board of Directors or the Committee at any time, including without limitation in response to requirements of Section 10D of the Exchange Act and any implementing rules and regulations thereunder, or as otherwise required by law. Any Agreement may be unilaterally amended by the Committee to comply with such compensation recovery or recoupment policy.

***

B-14 | RITE AID CORPORATION   2021 Proxy Statement

RITE AID

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WELCOME TO THE NEW RITE AID
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ITE AID CORPORATION ATTN: BYRON PURCELL 30 HUNTER LANE CAMP HILL, PA 17011 VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time, July 6, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/RAD2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time, July 6, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. D55052-P56982 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY RITE AID CORPORATION The Board of Directors unanimously recommends that you vote FOR the following: 1. Election of Directors Nominees: 1a. Bruce G. Bodaken 1b. Elizabeth ‘Busy’ Burr 1c. Heyward Donigan 1d. Bari Harlam 1e. Robert E. Knowling, Jr. 1f. Kevin E. Lofton 1g. Louis P. Miramontes 1h. Arun Nayar 1i. Katherine ‘Kate’ B. Quinn Abstain Against For The Board of Directors unanimously recommends that you vote FOR Proposals 2, 3 and 4. 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. 3. Approve, on an advisory basis, the compensation of our named executive officers as presented in the proxy statement. 4. Approve the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D55053-P56982 RITE AID CORPORATION Annual Meeting of Stockholders July 7, 2021 at 11:30 AM, Eastern Daylight Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Heyward Donigan, Matthew Schroeder and James Peters, or any of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of RITE AID CORPORATION that the stockholder(s) is/areentitled to vote at the Annual Meeting of Stockholders to be held at 11:30 AM, Eastern Daylight Time on July 7, 2021 atwww.virtualshareholdermeeting.com/RAD2021. If applicable, the proxy shall also govern the voting stock held for the account of the undersigned in any applicable employee benefit plan. The validity of this proxy is governed by the laws of the State of Delaware. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Stockholders. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED, OR, IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. IF ANY OTHER MATTER IS PROPERLY PRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS, THIS PROXY WILL BE VOTED IN THE NAMED PROXIES’ DISCRETION ON SUCH MATTER. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Continued and to be signed on reverse side